UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09721

Fixed Income SHares
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)           (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Fixed Income SHares—Series C, H, M, R
Annual Report
October 31, 2007

Contents

Letter to Shareholders	1
Important Information	2
Fund Insights / Performance & Statistics	3-6
Schedules of Investments	7-48
Statements of Assets and Liabilities	49
Statements of Operations	50
Statements of Changes in Net Assets	51-54
Financial Highlights	55-56
Notes to Financial Statements	57-78
Report of Independent Registered Public Accounting Firm	79
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements	80-82
Tax Information	83
Privacy Policy	84
Board of Trustees	85
Principal Officers	86-87

Fixed Income SHares—Series C, Series H, Series M and Series R

December 5, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for Fixed Income SHares — Series C, Series H, Series M and Series R (the ‘‘Portfolios’’) for the fiscal year ended October 31, 2007. Series C, Series H, Series M and Series R are used in conjunction with other assets to create PIMCO Total Return, PIMCO High Yield Municipal and PIMCO Real Return Investment Strategies for managed accounts for the 12 months period ended October 31, 2007.

The U.S. bond market delivered modest returns during the period as economic growth continued despite weakness in the U.S. housing and mortgage markets. In response to lower liquidity, the Federal Reserve reduced the Federal Funds rate twice late in the period, reducing the key rate from 5.25% to 4.50% even as inflation levels continued to track higher than the central bank’s stated comfort level.

Please refer to the following pages for specific information on the Portfolios. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Portfolios’ shareholder servicing agent at (800) 628-1237. You can also visit our Web site at www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager and Pacific Investment Management Company LLC (‘‘PIMCO’’), the Portfolios’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 1

Fixed Income SHares—Series C, H, M, R
Important Information
October 31, 2007 (unaudited)

In an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Portfolios may be subject to various risks as described in the prospectus. Some of these risks may include, but are not limited to, the following: derivative risk, foreign, (non-US) investment risk, high yield security risk and issuer non-diversification. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments: this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The Portfolios have adopted written proxy voting policies and procedures (‘‘Proxy Policy’’) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Portfolios will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Portfolios may consider in determining how to vote proxies for each portfolio, and information about how each portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 628-1237, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the SEC’s website at http://www.sec.gov.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or ‘‘wrap fee’’ charges. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is total assets less total liabilities divided by the number of shares outstanding.

This report, including the financial information herein is transmitted to the shareholders of Fixed Income SHares — Series C, Series H, Series M, and Series R for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

2 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C
Fund Insights / Performance & Statistics
October 31, 2007 (unaudited)

Symbol:

FXICX

Primary Investments:

Intermediate maturity fixed income securities.

Inception Date:

3/17/00

Net Assets:

$1,886.2 million

Portfolio Manager:

Mark R. Kiesel

•	For the fiscal year ended October 31, 2007, Series C’s performance before the deduction of fees was 9.67%, outperforming the benchmark (Lehman Intermediate U.S. Credit Index) by 465 basis points.

•	At October 31, 2007, Series C’s duration was 11.70 years, compared to 8.35 years at October 31, 2006.

•	A focus on the short- and intermediate-maturities added to performance, as the yield curve steepened during the fiscal year.

•	An overweighting in banks and brokers detracted from performance as the credit crunch led major banks to write down their subprime mortgage positions causing spreads to widen significantly.

•	An underweighting in consumer cyclicals and non-cyclicals added to performance, as weak economic data caused these sectors to underperform. Buy-protection credit-default swaps on homebuilders were positive for performance, as spreads widened substantially.

•	A tactical allocation to Emerging Markets (‘‘EM’’) was positive for performance as EM outperformed on improved fiscal and liability management operations. EM credits were resilient compared to other periods of financial distress in the markets.

Average Annual Total Returns (period ended 10/31/07)	1 Year	5 Years	Since Inception (3/17/2000)*
FISH: Series C	9.67%	9.92%	10.06%
Lehman Intermediate U.S. Credit Index	5.02%	4.94%	6.50%

*	Index since inception calculation began 3/31/00

Change in Value of $10,000 Investment in the
Series C and the Lehman Intermediate U.S. Credit Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Portfolio’s income dividends have been reinvested. Total return does not reflect broker commissions or ‘‘wrap fee’’ charges. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return. An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 3

Fixed Income SHares—Series H
Fund Insights / Performance & Statistics
October 31, 2007 (unaudited)

Symbol:

FXIHX

Primary Investments:

Intermediate maturity mortgage-backed securities

Inception Date:

4/2/07

Net Assets:

$2.9 million

Portfolio Manager:

John Cummings

•	For the fiscal period ended October 31, 2007, Series H’s performance since inception (April 2, 2007) before the deduction of fees was (1.04)%.

•	At October 31, 2007, Series H’s duration was 9.19 years, compared to 7.58 years at April 30, 2007.

•	Above-index duration for the period was negative for performance, as municipal rates increased during the period.

•	Exposure to corporate-backed munis, tobacco securitized bonds, and lease revenue bonds were positive for performance.

•	Hedging strategies and exposure to health-care debt were negative for performance over the seven month period.

•	An underweighting in California and Puerto Rico and an overweighting in Michigan, Arizona, and Minnesota were positive for performance during the period.

Total Returns (period ended 10/31/07)	Since Inception (4/2/07)
FISH: Series H	(1.04)%

Change in Value of $10,000 Investment in the
Series H

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Portfolio’s income dividends have been reinvested. Total return does not reflect broker commissions or ‘‘wrap fee’’ charges. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return. An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

4 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series M
Fund Insights / Performance & Statistics
October 31, 2007 (unaudited)

Symbol:

FXIMX

Primary Investments:

Intermediate maturity mortgage-backed securities

Inception Date:

3/17/00

Net Assets:

$1,819.0 million

Portfolio Manager:

Scott Simon

•	During the fiscal year ended October 31, 2007, Series M’s performance before the deduction of fees was 5.26%, underperforming the benchmark (Lehman Mortgage Index) by 42 basis points.

•	At October 31, 2007, Series M’s duration was 9.13 years, compared to 9.89 years at October 31, 2006.

•	Above-index duration was slightly negative as U.S. interest rates rose over the year.

•	A curve-steepening bias focused on short maturities added to performance as the yield curve steepened over the year.

•	Security selection was mixed during the period. Positions in 30-year conventional 6% issues added to returns, but were mitigated by positions in 30-year 5% and 5.5% pass-through securities which underperformed higher coupons.

•	An emphasis on 30-year conventional (FNMA/FHLMC) issues detracted from performance as these securities underperformed 15-year mortgage-backed securities.

•	Exposure to adjustable-rate mortgages was positive for performance as they outpaced their fixed-rate counterparts.

Average Annual Total Returns (period ended 10/31/07)	1 Year	5 Years	Since Inception (3/17/2000)*
FISH: Series M	5.26%	6.01%	9.03%
Lehman Mortgage Index	5.68%	4.27%	6.26%

*	Index since inception calculation began 3/31/00

Change in Value of $10,000 Investment in the
Series M and the Lehman Mortgage Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Portfolio’s income dividends have been reinvested. Total return does not reflect broker commissions or ‘‘wrap fee’’ charges. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return. An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 5

Fixed Income SHares—Series R
Fund Insights / Performance & Statistics
October 31, 2007 (unaudited)

Symbol:

FXIRX

Primary Investments:

Intermediate maturity Inflation-indexed fixed income securities.

Inception Date:

4/15/04

Net Assets:

$1.23.1 million

Portfolio Manager:

John J Brynjolfsson

•	During the fiscal year ended October 31, 2007, Series R’s performance before the deduction of fees was 8.05%, outperforming the benchmark (Lehman U.S. Tips Index) by 171 basis points.

•	At October 31, 2007, Series R’s duration was 9.81 years, compared to 9.13 years at October 31, 2006.

•	Above-index TIPS duration versus net short-U.S. nominal duration benefited performance, as TIPS outperformed nominals helped by high inflation accruals.

•	Positions in short maturity U.S. and U.K. nominal bonds were positive for performance, as both curves steepened amid greater expectations of Federal Reserve easing in the U.S. and a pause in tightening in the U.K.

•	Emerging Markets (‘‘EM’’) currency exposure via locally issued EM debt added to performance, as the U.S. dollar weakened in the face of slower growth and falling rates.

Average Annual Total Returns (period ended 10/31/07)	1 Year	Since Inception (4/15/2004)*
FISH: Series R	8.05%	5.70%
Lehman U.S. TIPS Index	6.34%	5.16%

*	Index since inception calculation began 3/31/04

Change in Value of $10,000 Investment in the
Series R and the Lehman U.S. TIPS Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Portfolio’s income dividends have been reinvested. Total return does not reflect broker commissions or ‘‘wrap fee’’ charges. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return. An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

6 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES–70.4%
	Aerospace–0.1%
$2,100	Embraer Overseas Ltd., 6.375%, 1/24/17	Baa3/BBB−	$2,058,000
	Airlines–3.4%
	Continental Airlines, Inc., pass thru certificates,
500	6.32%, 11/1/08, Ser. 98-3	Baa2/A−	500,142
2,100	6.503%, 6/15/11, Ser. 01-1	Baa2/BBB+	2,115,167
900	7.918%, 5/1/10, Ser. 00-1	Baa2/BBB+	927,000
702	JetBlue Airways Corp., pass thru certificates,
	8.658%, 5/15/10, Ser. 04-2, FRN	B1/BB−	695,931
	Northwest Airlines, Inc., pass thru certificates,
1,852	7.041%, 4/1/22, Ser. 1A-1	NR/BBB	1,869,248
55,235	8.072%, 4/1/21, Ser. 00-1 (g)	Aaa/AAA	57,446,635
86	United Air Lines, Inc., 10.125%, 12/31/49, Ser. 91-B2 (b)(f)	NR/NR	44,431
			63,598,554
	Automotive–0.0%
200	DaimlerChrysler NA Holding Corp., 7.30%, 1/15/12	A3/BBB+	215,040
	Banking–17.1%
9,400	BNP Paribas, 5.186%, 6/29/15, FRN (d)(i)	Aa3/AA−	8,720,558
6,600	Commonwealth Bank of Australia, 6.024%, 3/15/16, FRN (d)(i)	Aa3/A+	6,369,119
16,300	Credit Agricole S.A., 6.637%, 5/31/17, FRN (d)(i)	Aa3/A	15,517,861
70,200	Deutsche Bank AG, 6.00%, 9/1/17	Aa1/AA	71,944,751
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14, FRN (d)(i)	A1/A	4,808,540
	HBOS PLC, FRN (d)(i),
3,400	5.375%, 11/1/13	Aa3/A	3,226,512
400	5.92%, 10/1/15	A1/A	364,092
21,800	6.657%, 5/21/37	A1/A	19,430,558
71,100	HSBC Bank USA NA, 6.00%, 8/9/17	Aa3/AA−	72,174,321
	HSBC Capital Funding L.P., FRN (i),
10,900	4.61%, 6/27/13 (d)	A1/A	10,131,158
€ 6,100	5.13%, 3/29/16	A1/A	8,445,459
$1,000	10.176%, 6/30/30 (d)	A1/A	1,318,462
1,200	HSBC Holdings PLC, 7.625%, 5/17/32	Aa3/A+	1,335,070
18,600	JPMorgan Chase Bank NA, 6.00%, 10/1/17	Aa1/AA−	18,897,767
500	KBC Bank Funding Trust III, 9.86%, 11/2/09, FRN (d)(i)	A1/A	547,076
4,000	Rabobank Capital Funding II, 5.26%, 12/31/13, FRN (d)(i)	Aa2/AA	3,831,024
5,700	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (d)(i)	Aa2/AA	5,361,699
11,400	RBS Capital Trust III, 5.512%, 9/30/14, FRN (i)	Aa3/A	10,693,907
3,100	Resona Bank Ltd., 5.85%, 4/15/16, FRN (d)(i)	A2/BBB	2,876,580
	Royal Bank of Scotland Group PLC (i),
22,200	6.99%, 10/5/17, FRN (d)	Aa3/A	22,477,300
15,000	7.64%, 9/29/17, ADR, FRN	Aa3/A	15,574,665
2,710	9.118%, 3/31/10, ADR, Ser. 1	Aa3/A	2,900,136

10.31.07 | Fixed Income SHares—Series C Annual Report 7

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Banking (continued)
	Sumitomo Mitsui Banking Corp., FRN,
¥200,000	0.95%, 6/2/49	NR/NR	$1,731,967
$ 2,600	5.625%, 10/15/15, FRN (d)(i)	Aa3/A−	2,430,797
2,700	United Overseas Bank Ltd., 5.375%, 9/3/19, FRN (d)	Aa2/A−	2,613,095
6,700	USB Capital IX, 6.189%, 4/15/11, FRN (i)	A1/A+	6,760,153
2,900	Wells Fargo Capital X, 5.95%, 12/15/36	Aa2/AA−	2,734,706
			323,217,333
	Building/Construction–0.5%
10,100	C8 Capital SPV Ltd., 6.64%, 12/31/14, FRN (d)(i)	NR/BBB−	9,881,375
	Computer Services–0.6%
10,500	International Business Machines Corp., 5.70%, 9/14/17	A1/A+	10,677,335
	Computer Software–0.1%
2,300	Oracle Corp. & Ozark Holding, Inc., 5.00%, 1/15/11	A2/A	2,304,306
	Consumer Products–0.0%
500	American Greetings Corp., 7.375%, 6/1/16	Ba2/BB+	492,500
	Diversified Manufacturing–1.5%
	Tyco Electronics Group S.A. (d),
12,100	6.00%, 10/1/12	Baa2/BBB	12,249,072
15,000	6.55%, 10/1/17	Baa2/BBB	15,334,155
			27,583,227
	Electronics–0.0%
500	Sanmina-SCI Corp., 8.125%, 3/1/16	B2/B−	441,250
	Energy–4.7%
2,900	DCP Midstream L.P., 5.375%, 10/15/15 (d)	Baa2/BBB+	2,787,732
30,900	El Paso Corp., 7.00%, 6/15/17	Ba3/BB−	31,117,598
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	Baa2/BBB	4,810,046
	Energy Transfer Partners L.P.,
2,100	6.125%, 2/15/17	Baa3/BBB−	2,076,402
2,600	6.625%, 10/15/36	Baa3/BBB−	2,560,384
	Kinder Morgan Energy Partners L.P.,
5,800	6.00%, 2/1/17	Baa2/BBB	5,817,707
1,500	6.50%, 2/1/37	Baa2/BBB	1,489,127
5,500	7.30%, 8/15/33	Baa2/BBB	5,869,881
3,200	Magellan Midstream Partners L.P., 6.40%, 5/1/37	Baa2/BBB	3,185,248
	Northwest Pipeline Corp.,
3,900	5.95%, 4/15/17	Ba1/BB+	3,900,000
1,700	7.00%, 6/15/16	Ba1/BB+	1,814,750
	NRG Energy, Inc.,
500	7.25%, 2/1/14	B1/B	501,250
1,100	7.375%, 2/1/16	B1/B	1,100,000
5,750	Pacific Energy Partners L.P., 6.25%, 9/15/15	Baa3/BBB−	5,661,220

8 Fixed Income SHares—Series C Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Energy (continued)
$ 550	Peabody Energy Corp., 7.375%, 11/1/16	Ba1/BB	$574,750
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB−	2,659,007
25	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB−	25,898
	Southern Natural Gas Co.,
4,400	5.90%, 4/1/17 (d)	Baa3/BB	4,332,051
400	8.00%, 3/1/32	Baa3/BB	458,229
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	2,121,017
	Williams Cos., Inc.,
2,700	6.375%, 10/1/10 (d)	Ba2/BB	2,747,250
2,000	7.625%, 7/15/19	Ba2/BB	2,180,000
			87,789,547
	Financial Services–18.3%
6,700	American Express Co., 6.15%, 8/28/17	A1/A+	6,845,490
€ 4,300	Atlas Reinsurance PLC, 8.786%, 1/10/10, FRN (b)(d)(g)	NR/BB+	6,277,951
	Bear Stearns Cos., Inc.,
$ 7,000	5.599%, 7/19/10, FRN	A1/A+	6,889,057
8,300	6.95%, 8/10/12	A1/A+	8,646,459
900	C5 Capital SPV Ltd., 6.196%, 12/31/11, FRN (d)(i)	NR/BBB−	892,415
9,900	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (d)(i)	NR/BBB−	9,573,122
3,950	Calabash Re Ltd., 16.594%, 1/8/10, Ser. E, FRN (b)(d)	NR/BB	4,145,713
	Citigroup, Inc.,
18,500	5.50%, 8/27/12	Aa1/AA	18,746,938
4,740	6.00%, 8/15/17	Aa1/AA	4,839,971
8,500	6.125%, 8/25/36	Aa2/AA−	8,319,052
5,000	6.625%, 6/15/32	Aa2/AA−	5,243,295
10,000	ConocoPhillips Canada Funding Co., 5.625%, 10/15/16	A1/A	10,196,670
3,300	Covidien International Finance S.A., 6.55%, 10/15/37 (d)	Baa1/A−	3,373,016
1,000	East Lane Re Ltd., 12.356%, 5/6/11, FRN (b)(d)	NR/BB+	1,006,060
	Ford Motor Credit Co.,
400	5.80%, 1/12/09	B1/B	386,009
26,900	7.25%, 10/25/11	B1/B	25,043,604
2,350	7.875%, 6/15/10	B1/B	2,266,782
2,500	Fund American Cos., Inc., 5.875%, 5/15/13	Baa2/BBB	2,477,557
€10,000	General Electric Capital Corp., 4.625%, 9/15/66, FRN (d)	Aa1/AA+	13,721,014
	General Motors Acceptance Corp.,
$85,000	6.00%, 12/15/11	Ba1/BB+	75,483,060
4,900	7.00%, 2/1/12	Ba2/BB+	4,479,061
	Goldman Sachs Group, Inc.,
1,900	5.25%, 10/15/13	Aa3/AA−	1,871,774
29,400	6.25%, 9/1/17	Aa3/AA−	29,957,483
1,450	Isles CBO Ltd., 5.586%, 10/27/10, FRN (d)(g)	Baa3/NR	1,431,957
2,400	JPMorgan Chase & Co., 6.625%, 3/15/12	Aa3/A+	2,520,398
8,800	JPMorgan Chase Capital XVIII, 6.95%, 8/17/36, Ser. R	Aa3/A	8,709,052

10.31.07 | Fixed Income SHares—Series C Annual Report 9

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Financial Services (continued)
$ 2,700	JPMorgan Chase Capital XX, 6.55%, 9/15/66, Ser. T	Aa3/A	$2,539,439
2,000	Longpoint Re Ltd., 10.944%, 5/8/10, FRN (b)(d)(g)	NR/BB+	2,060,900
2,700	MBNA Capital, 6.156%, 2/1/27, Ser. B, FRN	Aa2/A+	2,556,306
	Merrill Lynch & Co., Inc.,
800	6.05%, 8/15/12	A1/A+	812,678
17,800	6.40%, 8/28/17	A1/AA−	17,987,398
¥100,000	Mizuho Financial Group, Inc., 1.883%, 12/31/49, FRN (g)	NR/NR	882,178
€11,100	Mizuho JGB Investment LLC, 9.87%, 6/30/08, FRN (d)(i)	A1/A−	11,421,667
$ 3,085	Mizuho Preferred Capital Co. LLC, 8.79%, 6/30/08, FRN (d)(i)	A1/A−	3,153,351
	Morgan Stanley,
500	5.30%, 3/1/13	Aa3/AA−	494,454
2,800	5.375%, 10/15/15	Aa3/AA−	2,699,239
3,850	MUFG Capital Finance I Ltd., 6.346%, 7/25/16, FRN (i)	A2/BBB+	3,676,769
1,000	Mystic Re Ltd., 15.541%, 6/7/11, FRN (b)(d)(g)	NR/B+	1,052,300
1,900	Natexis Ambs Co. LLC, 8.44%, 6/30/08, FRN (b)(d)(i)	A1/A+	1,940,723
700	Preferred Term Securities XIII, 6.244%, 3/24/34, FRN (b)(d)(g)	Aaa/AAA	710,748
7,600	Residential Capital LLC, 7.595%, 5/22/09, FRN	Ba1/BBB−	5,937,500
	SB Treasury Co. LLC, FRN (i),
1,011	9.40%, 6/30/08, (d)	A1/A−	1,031,891
2,400	9.40%, 6/30/08, FRN (b)	A1/A−	2,467,833
5,745	Tokai Preferred Capital Co. LLC, 9.98%, 6/30/08, VRN (d)(i)	A1/A−	5,927,651
4,100	UBS Preferred Funding Trust V, 6.243%, 5/15/16, Ser. 1, FRN (i)	Aa2/A+	4,059,578
2,460	UFJ Finance Aruba AEC, 6.75%, 7/15/13	Aa3/A	2,595,511
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (d)	Baa2/BBB+	7,351,671
			344,702,745
	Food & Beverage–0.6%
3,450	H.J. Heinz Co., 6.428%, 12/1/08 VRN (d)	Baa2/BBB	3,511,037
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	Baa2/A−	7,042,705
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB−	413,292
			10,967,034
	Healthcare & Hospitals–0.8%
	Boston Scientific Corp.,
2,600	5.45%, 6/15/14	Ba2/BB+	2,379,000
2,800	6.00%, 6/15/11	Ba2/BB+	2,730,000
650	Coventry Health Care, Inc., 5.875%, 1/15/12	Ba1/BBB	655,210
	HCA, Inc.,
900	6.75%, 7/15/13	Caa1/B−	812,250
1,000	7.19%, 11/15/15	Caa1/B−	883,898
1,700	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB	1,700,483
5,000	Humana, Inc., 6.45%, 6/1/16	Baa3/BBB	5,116,860
			14,277,701

10 Fixed Income SHares—Series C Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Hotels/Gaming–0.4%
$ 2,000	Mandalay Resort Group, 6.50%, 7/31/09	Ba2/BB	$2,010,000
	MGM Mirage, Inc.,
1,000	6.00%, 10/1/09	Ba2/BB	1,002,500
5,500	6.625%, 7/15/15	Ba2/BB	5,225,000
			8,237,500
	Insurance–2.5%
	American International Group, Inc.,
€7,800	4.875%, 3/15/67, Ser. A, FRN	Aa3/A+	10,323,441
$ 7,400	5.05%, 10/1/15	Aa2/AA	7,185,615
4,500	6.25%, 5/1/36	Aa2/AA	4,612,194
5,000	Metropolitan Life Global Funding I, 4.625%, 8/19/10 (d)	Aa2/AA	4,990,930
¥100,000	Mizuho Financial Group, Inc., 1.317%, 11/24/49, FRN (g)	NR/NR	877,467
	Residential Reins Ltd., FRN (b)(d)(g),
$ 14,300	11.621%, 6/7/10, Ser. CL4	NR/BB+	14,713,270
4,000	12.871%, 6/7/10, Ser. CL1	NR/BB	4,128,000
			46,830,917
	Metals & Mining–0.9%
2,100	Corp Nacional del Cobre de Chile, 6.15%, 10/24/36 (d)	Aa3/A	2,104,754
	Freeport-McMoRan Copper & Gold, Inc.,
1,700	8.375%, 4/1/17	Ba3/BB	1,865,750
6,800	8.394%, 4/1/15, FRN	Ba3/BB	7,038,000
	Vale Overseas Ltd.,
4,450	6.25%, 1/11/16	Baa3/BBB	4,557,570
2,200	6.25%, 1/23/17	Baa3/BBB	2,235,451
			17,801,525
	Multi-Media–3.7%
1,530	British Sky Broadcasting PLC, 8.20%, 7/15/09	Baa2/BBB	1,602,839
2,500	Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/13	Baa2/BBB+	2,824,110
1,000	Comcast Cable Communications, Inc., 7.125%, 6/15/13	Baa2/BBB+	1,075,767
	Comcast Corp.,
500	5.30%, 1/15/14	Baa2/BBB+	491,837
10,600	5.875%, 2/15/18	Baa2/BBB+	10,599,693
1,700	5.90%, 3/15/16	Baa2/BBB+	1,711,665
15,000	6.45%, 3/15/37	Baa2/BBB+	15,170,970
	COX Communications, Inc.,
1,100	6.45%, 12/1/36 (d)	Baa3/BBB−	1,093,497
3,000	7.75%, 11/1/10	Baa3/BBB−	3,204,447
	CSC Holdings, Inc.,
810	7.875%, 2/15/18	B2/B+	791,775
775	8.125%, 8/15/09, Ser. B	B2/B+	792,437
	Echostar DBS Corp.,
2,000	6.375%, 10/1/11	Ba3/BB−	2,030,000

10.31.07 | Fixed Income SHares—Series C Annual Report 11

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Multi-Media (continued)
$ 5,700	7.00%, 10/1/13	Ba3/BB−	$5,963,625
	News America Holdings, Inc.,
100	5.30%, 12/15/14	Baa2/BBB+	98,665
1,480	9.25%, 2/1/13	Baa2/BBB+	1,711,038
	Rogers Cable, Inc.,
1,300	5.50%, 3/15/14	Baa3/BBB−	1,272,378
CAD 800	7.25%, 12/15/11	Baa3/BBB−	895,700
	Time Warner Cable, Inc.,
$ 6,940	5.85%, 5/1/17	Baa2/BBB+	6,893,141
8,390	6.55%, 5/1/37	Baa2/BBB+	8,485,537
1,600	Time Warner, Inc., 5.50%, 11/15/11	Baa2/BBB+	1,605,864
	Viacom, Inc.,
200	5.625%, 8/15/12	Baa3/BBB	200,728
400	6.625%, 5/15/11	Baa3/BBB	416,182
			68,931,895
	Oil & Gas–6.2%
4,600	Anadarko Finance Co., 6.75%, 5/1/11, Ser. B	Baa3/BBB−	4,833,064
	Anadarko Petroleum Corp.,
4,000	5.95%, 9/15/16	Baa3/BBB−	4,028,384
4,000	6.45%, 9/15/36	Baa3/BBB−	4,060,208
	Apache Corp.,
700	5.625%, 1/15/17	A3/A−	702,427
3,000	6.00%, 1/15/37	A3/A−	2,969,097
	Canadian Natural Resources Ltd.,
2,400	6.00%, 8/15/16	Baa2/BBB	2,444,959
4,500	6.50%, 2/15/37	Baa2/BBB	4,623,336
	Chesapeake Energy Corp.,
1,700	6.375%, 6/15/15	Ba2/BB	1,657,500
900	7.00%, 8/15/14	Ba2/BB	909,000
3,500	7.50%, 6/15/14	Ba2/BB	3,605,000
13,800	Citic Resources Finance Ltd., 6.75%, 5/15/14 (d)	Ba2/BB+	13,282,500
5,000	Devon Energy Corp., 7.95%, 4/15/32	Baa1/BBB	6,133,885
	Devon Financing Corp.,
2,900	6.875%, 9/30/11	Baa1/BBB	3,078,025
1,300	7.875%, 9/30/31	Baa1/BBB	1,579,735
4,700	EnCana Corp., 6.50%, 8/15/34	Baa2/A−	4,931,259
2,675	Enterprise Products Operating L.P., 4.625%, 10/15/09, Ser. B	Baa3/BBB−	2,654,071
	Gazprom AG,
4,500	9.625%, 3/1/13 (d)	A3/BBB	5,197,500
7,600	9.625%, 3/1/13	A3/BBB	8,803,262
3,626	Gazprom International S.A., 7.201%, 2/1/20	NR/BBB+	3,735,215
700	Hess Corp., 7.875%, 10/1/29	Baa3/BBB−	823,908
1,387	Kern River Funding Corp., 4.893%, 4/30/18 (d)	A3/A−	1,385,032

12 Fixed Income SHares—Series C Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Oil & Gas (continued)
	Pioneer Natural Resources Co.,
$ 400	5.875%, 7/15/16	Ba1/BB+	$364,080
1,900	6.875%, 5/1/18	Ba1/BB+	1,802,095
1,500	Plains Exploration & Production Co., 7.00%, 3/15/17	B1/BB−	1,432,500
3,500	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20 (b)	Aa2/A	3,403,750
2,800	Salomon Brothers AG for OAO Siberian Oil Co., 10.75%, 1/15/09	Ba1/BB+	2,960,720
	Tesoro Corp.,
1,100	6.25%, 11/1/12, Ser. B	Ba1/BB+	1,097,250
9,250	6.50%, 6/1/17 (d)	Ba1/BB+	9,180,625
7,500	Valero Energy Corp., 3.50%, 4/1/09	Baa3/BBB	7,348,538
	XTO Energy, Inc.,
1,700	6.10%, 4/1/36	Baa2/BBB	1,689,662
3,850	6.25%, 4/15/13	Baa2/BBB	4,002,683
3,000	7.50%, 4/15/12	Baa2/BBB	3,272,412
			117,991,682
	Paper/Paper Products–0.8%
3,900	Abitibi-Consolidated, Inc., 8.55%, 8/1/10	B3/B	3,480,750
	Georgia-Pacific Corp.,
2,900	7.00%, 1/15/15 (d)	Ba3/B	2,856,500
2,600	7.125%, 1/15/17 (d)	Ba3/B	2,548,000
1,400	7.25%, 6/1/28	B2/B	1,295,000
1,000	7.375%, 12/1/25	B2/B	940,000
4,000	Weyerhaeuser Co., 6.21%, 9/24/09, FRN	Baa2/BBB	4,011,752
			15,132,002
	Real Estate–0.1%
2,750	Forest City Enterprises, Inc., 7.625%, 6/1/15	Ba3/BB−	2,715,625
	Retail–0.3%
700	CVS Caremark Corp., 5.921%, 6/1/10, FRN	Baa2/BBB+	695,099
	JC Penney Corp., Inc.,
700	6.375%, 10/15/36	Baa3/BBB−	669,760
850	7.125%, 11/15/23	Baa3/BBB−	913,401
1,500	8.00%, 3/1/10	Baa3/BBB−	1,598,871
1,300	Yum! Brands, Inc., 6.25%, 4/15/16	Baa2/BBB−	1,308,828
			5,185,959
	Telecommunications–2.0%
	AT&T Corp.,
2,352	7.30%, 11/15/11	A2/A	2,540,254
1,500	8.00%, 11/15/31	A2/A	1,867,304
100	British Telecommunications PLC, 8.625%, 12/15/10	Baa1/BBB+	110,093
	Deutsche Telekom International Finance BV,
2,500	8.00%, 6/15/10	A3/A−	2,682,272
€1,280	8.125%, 5/29/12	A3/A−	2,077,018

10.31.07 | Fixed Income SHares—Series C Annual Report 13

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Telecommunications (continued)
$ 2,700	Nextel Communications, Inc., 7.375%, 8/1/15, Ser. D	Baa3/BBB	$2,729,200
	Qwest Communications International, Inc.,
6,950	7.25%, 2/15/11	Ba3/B+	7,054,250
5,000	7.50%, 2/15/14	Ba3/B+	5,087,500
2,000	Qwest Corp., 8.944%, 6/15/13, FRN	Ba1/BBB−	2,142,500
CAD 400	Rogers Wireless, Inc., 7.625%, 12/15/11	Baa3/BBB−	452,752
	Sprint Capital Corp.,
$ 1,350	6.125%, 11/15/08	Baa3/BBB	1,357,889
4,800	8.75%, 3/15/32	Baa3/BBB	5,488,094
3,500	Telefonica Emisones s.A.u., 5.984%, 6/20/11	Baa1/BBB+	3,590,860
900	Verizon New England, Inc., 6.50%, 9/15/11	Baa1/A	936,014
100	Vodafone Group PLC, 7.75%, 2/15/10	Baa1/A−	105,809
			38,221,809
	Tobacco–0.5%
8,030	RJ Reynolds Tobacco Holdings, Inc., 7.75%, 6/1/18	Ba1/BBB	8,752,339
	Utilities–5.0%
2,700	Bruce Mansfield Unit, 6.85%, 6/1/34	Baa2/BBB	2,822,406
400	Columbus Southern Power Co., 5.50%, 3/1/13, Ser. C	A3/BBB	399,164
1,300	Constellation Energy Group, Inc., 7.00%, 4/1/12	Baa1/BBB+	1,380,133
	Consumers Energy Co.,
2,050	5.00%, 2/15/12, Ser. O	Baa1/BBB	2,035,299
850	5.00%, 3/15/15	Baa1/BBB	819,816
3,000	5.15%, 2/15/17	Baa1/BBB	2,872,941
1,100	5.375%, 4/15/13, Ser. D	Baa1/BBB	1,096,426
1,300	Dayton Power & Light Co., 5.125%, 10/1/13	A3/A−	1,290,214
7,300	Dominion Resources, Inc., 5.60%, 11/15/16, Ser. A	Baa2/BBB	7,176,258
	Enel Finance International S.A. (d),
25,100	6.25%, 9/15/17	A1/A	25,758,825
4,300	6.80%, 9/15/37	A1/A	4,519,627
1,600	Energy East Corp., 6.75%, 7/15/36	Baa2/BBB	1,655,128
2,000	Entergy Arkansas, Inc., 4.50%, 6/1/10	Baa1/A−	1,972,224
	Entergy Louisiana LLC,
3,300	4.67%, 6/1/10	Baa1/A−	3,265,188
94	8.09%, 1/2/17	Baa2/BBB	94,815
200	Idaho Power Co., 6.60%, 3/2/11	A3/A	210,093
7,100	IPALCO Enterprises, Inc., 8.375%, 11/14/08	Ba1/BB−	7,259,750
1,000	Midamerican Energy Holdings Co., 5.875%, 10/1/12	Baa1/BBB+	1,025,060
	Nevada Power Co.,
1,600	5.95%, 3/15/16, Ser. M	Baa3/BB+	1,616,330
3,000	6.50%, 5/15/18, Ser. O	Baa3/BB+	3,138,123
1,000	6.65%, 4/1/36, Ser. N	Baa3/BB+	1,033,731

14 Fixed Income SHares—Series C Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Utilities (continued)
	Ohio Edison Co.,
$ 1,700	5.45%, 5/1/15	Baa2/BBB−	$1,664,859
1,600	5.647%, 6/15/09 (d)	Baa2/BBB−	1,616,329
500	PSE&G Power LLC, 7.75%, 4/15/11	Baa1/BBB	538,296
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	Baa1/BBB	2,959,737
1,700	Sierra Pacific Power Co., 6.00%, 5/15/16, Ser. M (d)	Baa3/BB+	1,715,322
515	System Energy Resources, Inc., 5.129%, 1/15/14 (d)	Baa3/BBB+	516,127
1,000	Tampa Electric Co., 6.875%, 6/15/12	Baa2/BBB−	1,062,060
	TECO Energy, Inc.,
2,000	6.75%, 5/1/15	Ba1/BB	2,066,778
2,400	7.00%, 5/1/12	Ba1/BB	2,513,618
2,050	7.50%, 6/15/10	Ba1/BB	2,162,196
4,500	Toledo Edison Co., 6.15%, 5/15/37	Baa3/BBB−	4,219,916
1,400	Xcel Energy, Inc., 6.50%, 7/1/36	Baa1/BBB	1,412,051
			93,888,840
	Waste Disposal–0.3%
4,800	Allied Waste North America, Inc., 6.50%, 11/15/10	B1/BB+	4,854,000
500	Waste Management, Inc., 6.50%, 11/15/08	Baa3/BBB	506,469
			5,360,469
	Total Corporate Bonds & Notes (cost–$1,336,607,860)		1,327,256,509
U.S. GOVERNMENT AGENCY SECURITIES–46.9%
	Fannie Mae–42.2%
— (h)	4.00%, 2/25/09, CMO	Aaa/AAA	380
145,200	5.00%, TBA, MBS (e)	Aaa/AAA	139,302,349
190	5.50%, 6/1/37, MBS	Aaa/AAA	187,263
659,100	5.50%, TBA, MBS (e)	Aaa/AAA	649,162,931
11	5.596%, 2/1/18, FRN, MBS	Aaa/AAA	10,967
3,014	5.607%, 2/1/34, FRN, MBS	Aaa/AAA	3,058,888
9	5.609%, 8/25/18, CMO, FRN	Aaa/AAA	8,630
4,000	6.00%, TBA, MBS (e)	Aaa/AAA	4,025,624
10	6.865%, 4/1/17, FRN, MBS	Aaa/AAA	9,578
			795,766,610
	Freddie Mac–0.1%
1,966	4.50%, 3/15/16, CMO	Aaa/AAA	1,943,452
13	5.50%, 12/1/18, FRN, MBS	Aaa/AAA	13,023
33	6.274%, 6/1/30, FRN, MBS	Aaa/AAA	33,533
			1,990,008
	Government National Mortgage Association–0.2%
3,174	4.75%, 6/20/34, FRN, MBS	Aaa/AAA	3,163,501
26	6.375%, 1/20/22, FRN, MBS	Aaa/AAA	26,485

10.31.07 | Fixed Income SHares—Series C Annual Report 15

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Government National Mortgage Association (continued)
$ 23	7.50%, 1/15/31, MBS	Aaa/AAA	$24,793
54	7.50%, 8/15/31, MBS	Aaa/AAA	56,762
			3,271,541
	Other Government Agencies–4.4%
	Small Business Administration Participation Certificates,
1,342	4.504%, 2/1/14	Aaa/AAA	1,284,351
52,326	5.32%, 1/1/27	Aaa/AAA	52,621,525
28,638	5.70%, 8/1/26	Aaa/AAA	29,282,777
			83,188,653
	Total U.S. Government Agency Securities (cost–$885,910,154)		884,216,812
SENIOR LOANS (a)(c)–5.2%
	Automotive–0.7%
13,796	Ford Motor Corp., 8.70%, 12/15/13, Term B		13,306,622
	Hertz Corp.,
111	5.238%, 12/21/12		109,588
340	6.86%, 12/21/12, Term B		335,230
243	6.88%, 12/21/12, Term B		239,700
35	6.91%, 12/21/12, Term B		34,173
			14,025,313
	Energy–0.7%
12,864	Kinder Morgan Energy Partners L.P., 6.26%, 5/24/14, Term B		$12,568,922
	Entertainment–0.1%
2,977	MGM Studios, 8.448%, 4/8/12, Term B		2,861,958
	Financial Services–2.3%
43,600	Chrysler Financial Corp., 9.36%, 8/3/12		43,595,814
	Healthcare & Hospitals–0.1%
1,985	HCA, Inc., 7.448%, 11/16/13, Term B		1,942,672
	Hotels/Gaming–0.4%
998	Las Vegas Sands Corp., 6.95%, 5/15/14 (b)		970,021
	MGM Mirage, Inc.,
1,200	6.114%, 10/3/11		1,160,626
3,600	6.495%, 10/3/11		3,489,188
1,200	6.505%, 10/3/11		1,160,626
			6,780,461
	Multi-Media–0.1%
995	Metro-Goldwyn Mayer, Inc., 8.448%, 4/8/12, Term B		956,444
	Paper/Paper Products–0.8%
	Georgia-Pacific Corp., Term B,
5,000	3.00%, 12/22/12 (e)		4,889,730

16 Fixed Income SHares—Series C Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Paper/Paper Products (continued)
$ 466	6.948%, 12/20/12		$456,142
571	7.264%, 12/20/12		558,826
286	7.474%, 12/20/12		279,413
9,571	7.474%, 12/20/12 (e)		9,360,341
			15,544,452
	Total Senior Loans (cost–$97,358,923)		98,276,036
U.S. TREASURY BONDS & NOTES (e)–2.9%
	U.S. Treasury Bonds & Notes,
4,000	3.625%, 7/15/09		3,979,376
600	4.75%, 2/15/37		599,859
12,000	6.00%, 2/15/26		13,743,756
31,100	6.25%, 8/15/23		36,105,172
	Total U.S. Treasury Bonds & Notes (cost–$53,832,503)		54,428,163
MORTGAGE-BACKED SECURITIES–2.0%
3,000	Chase Commercial Mortgage Securities Corp., 6.275%, 2/12/16, CMO, VRN (d)	Aaa/NR	3,110,352
18,894	Credit Suisse First Boston Mortgage Securities Corp.,
	6.25%, 12/18/35, CMO	Aaa/NR	18,868,348
2,890	Downey Savings & Loan Assoc. Mortgage Loan Trust,
	7.172%, 7/19/44, CMO, FRN	Aaa/AAA	2,934,159
6,726	Greenpoint Mortgage Funding Trust, 5.103%, 6/25/45, CMO, FRN	Aaa/AAA	6,600,970
35,692	Hilton Hotel Pool Trust, 0.603%, 10/3/15, CMO, IO, VRN (d)	Aaa/AAA	639,610
2,143	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (d)	B3/NR	1,549,921
611	PNC Mortgage Acceptance Corp., 7.61%, 2/15/10, CMO	Aaa/NR	634,443
4,519	Washington Mutual, Inc., 5.243%, 11/25/34, CMO, FRN	Aaa/AAA	4,460,365
	Total Mortgage-Backed Securities (cost–$39,479,750)		38,798,168
SOVEREIGN DEBT OBLIGATIONS–1.4%
	Brazil–0.5%
	Federal Republic of Brazil (g),
BRL 7,650	10.25%, 1/10/28	Ba1/BB+	4,408,303
BRL 6,300	12.50%, 1/5/22	Ba1/BB+	4,209,778
			8,618,081
	Korea–0.1%
$ 1,000	Export-Import Bank of Korea, 5.711%, 6/1/09, FRN	Aa3/A	1,001,603
	Mexico–0.4%
	United Mexican States, Ser. A,
3,238	6.75%, 9/27/34	Baa1/BBB+	3,629,798
4,000	8.00%, 9/24/22	Baa1/BBB+	4,960,000
			8,589,798

10.31.07 | Fixed Income SHares—Series C Annual Report 17

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Russia–0.4%
$7,159	Russian Federation, 7.50%, 3/31/30	Baa2/BBB+	$8,075,519
	Total Sovereign Debt Obligations (cost–$25,211,739)		26,285,001
MUNICIPAL BONDS–1.2%
	Michigan–0.5%
8,555	Detroit City School Dist., GO, 5.00%, 5/1/33, Ser. B (FGIC)(Q-SBLF)	Aaa/AAA	8,773,495
	Ohio–0.7%
13,550	Buckeye Tobacco Settlement Financing Auth. Rev., 5.75%, 6/1/34, Ser. A-2	Baa3/BBB	13,067,213
	Total Municipal Bonds (cost–$21,573,240)		21,840,708
CONVERTIBLE BONDS–1.1%
	Oil & Gas–1.1%
	Chesapeake Energy Corp.,
18,200	2.50%, 5/15/37	Ba2/BB	20,338,500
1,200	2.75%, 11/15/35	Ba2/BB	1,435,500
	Total Convertible Bonds (cost–$19,966,787)		21,774,000
ASSET-BACKED SECURITIES–0.3%
36	FC CBO, 5.760%, 6/3/09, FRN (d)	A2/AA	36,571
	Green Tree Financial Corp.,
528	6.22%, 3/1/30	NR/BBB	538,884
6,416	6.53%, 2/1/31, VRN	NR/B−	5,564,754
	Keystone Owner Trust (d),
110	8.35%, 12/25/24	Ba2/NR	108,398
6	9.00%, 1/25/29	Ba2/NR	5,642
	Total Asset-Backed Securities (cost–$6,599,234)		6,254,249

18 Fixed Income SHares—Series C Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value
PREFERRED STOCK–0.1%
	Financial Services–0.1%
56,000	Goldman Sachs Group, Inc., 6.13%, Ser. A, FRN (cost– $1,400,000)	A2/A	$1,345,120
SHORT-TERM INVESTMENTS–5.9%
Principal Amount (000)
	U.S. Treasury Bills (k)–4.3%
$80,765	3.81%, 12/13/07 (cost–$80,409,865)		80,409,865
	Corporate Notes–1.1%
	Financial Services–0.3%
4,205	Ford Motor Credit Co., 6.625%, 6/16/08	B1/B	4,186,830
1,000	Spinnaker Capital Ltd., 17.194%, 6/15/08, Ser. 1, FRN (b)(d)(g)	B1/NR	1,059,150
			5,245,980
	Funeral Services–0.0%
400	Service Corp. International, 6.50%, 3/15/08	B1/BB−	401,001
	Multi-Media–0.3%
5,050	CSC Holdings, Inc., 7.875%, 12/15/07, Ser. B	B2/B+	5,068,938
1,075	Historic TW, Inc., 7.48%, 1/15/08	Baa2/BBB+	1,078,943
			6,147,881
	Telecommunications–0.1%
€840	France Telecom S.A., 6.75%, 3/14/08, VRN	A3/A−	1,222,267
	Utilities–0.4%
$ 1,000	Carolina Power & Light Co., 6.65%, 4/1/08, Ser. D	A3/BBB	1,005,027
500	Cleveland Electric Illuminating Co., 6.86%, 10/1/08	Baa2/BBB+	507,438
1,500	Entergy Gulf States, Inc., 3.60%, 6/1/08	Baa3/BBB+	1,482,177
1,600	Ohio Edison Co., 4.00%, 5/1/08	Baa2/BBB−	1,589,691
3,200	TXU Corp., 6.375%, 1/1/08, Ser. C	Caa1/CCC	3,210,538
			7,794,871
	Total Corporate Notes (cost–$20,584,051)		20,812,000
	Repurchase Agreements–0.5%
8,000	Credit Suisse First Boston, dated 10/31/07, 4.40%, due 11/1/07 proceeds $8,000,978; collateralized by U.S. Treasury Inflation Index Bond, 3.625%, due 4/15/28, valued at $8,100,328 including accrued interest		8,000,000
1,682	State Street Bank & Trust Co., dated 10/31/07, 4.40%, due 11/1/07, proceeds $1,682,206; collateralized by Federal Home Loan Bank Discount Note, 4.509% due 11/16/07, valued at $1,716,560 including accrued interest		1,682,000
	Total Repurchase Agreements (cost–$9,682,000)		9,682,000
	Total Short-Term Investments (cost–$110,675,916)		110,903,865

10.31.07 | Fixed Income SHares—Series C Annual Report 19

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Contracts/ Notional Amount		Value
OPTIONS PURCHASED (l)–1.4%
	Call Options–1.1%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month EUR LIBOR Floating Rate Index,
$1,928,000,000	strike rate 4.12%, expires 3/16/09	$3,654,309
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
66,300,000	strike rate 5.00%, expires 8/28/09	687,624
	2-Year Interest Rate Swap (OTC),
	Pay 6-Month GBP LIBOR Floating Rate Index,
1,184,000,000	strike rate 5.30%, expires 3/14/08	3,665,832
	Australian Dollar versus Japanese Yen (OTC),
100,000,000	strike price $106, expires 1/23/08	2,885,528
	Euro versus Japanese yen (OTC),
9,000,000	strike price $148.40, expires 6/3/10	891,414
	Euro versus U.S. Dollar (OTC),
24,000,000	strike price $1.36, expires 5/21/08	2,269,582
28,600,000	strike price $1.38, expires 5/21/10	2,847,677
19,000,000	strike price $1.38, expires 6/3/10	1,886,052
	U.S. Dollar versus Japanese Yen (OTC),
10,200,000	strike price $104, expires 3/17/10	558,603
5,000,000	strike price $105.20, expires 3/31/10	240,655
20,000,000	strike price $105.40, expires 3/31/10	942,420
	U.S. Treasury Notes 5 yr. Futures (CBOT),
4,019	strike price $122, expires 11/20/07	62,797
3,341	strike price $132, expires 11/20/07	52,203
	U.S. Treasury Notes 10 yr. Futures (CBOT),
3,713	strike price $116, expires 11/20/07	58,016
1,678	strike price $124, expires 11/20/07	26,219
2,443	strike price $125, expires 11/20/07	38,172
1,346	strike price $130, expires 11/20/07	21,031
		20,788,134
	Put Options–0.3%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
680,000,000	strike rate 4.77%, expires 3/6/08	1,445,884
	Euro versus Japanese yen (OTC),
9,000,000	strike price $148.40, expires 6/3/10	533,265
	Euro versus U.S. Dollar (OTC),
24,000,000	strike price $1.36, expires 5/21/08	147,834
28,600,000	strike price $1.38, expires 5/21/10	799,653
19,000,000	strike price $1.38, expires 6/3/10	524,998

20 Fixed Income SHares—Series C Annual Report | 10.31.07

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Contracts/ Notional Amount		Value
	Put Options (continued)
	Fannie Mae (OTC),
$145,200,000	strike price $82.50, expires 12/5/07	$2
20,000,000	strike price $85, expires 11/6/07	—
123,000,000	strike price $85.63, expires 1/7/08	1,845
44,000,000	strike price $86, expires 12/5/07	1
58,490,000	strike price $86.75, expires 11/6/07	1
413,000,000	strike price $86.94, expires 12/5/07	4
4,000,000	strike price $88.50, expires 12/5/07	—
80,000,000	strike price $88.53, expires 1/7/08	1,440
	Financial Future Euro–90 day (CME),
7,370	strike price $91.50, expires 12/17/07	18
150	strike price $92.25, expires 6/16/08	—
3,500	strike price $92.75, expires 3/17/08	9
1,518	strike price $93, expires 3/17/08	4
7,500	strike price $93.25, expires 3/17/08	19
	U.S. Dollar versus Japanese Yen (OTC),
10,200,000	strike price $104, expires 3/17/10	386,294
5,000,000	strike price $105.20, expires 3/31/10	213,065
20,000,000	strike price $105.40, expires 3/31/10	866,020
	U.S. Treasury Bond Futures (CBOT),
25	strike price $93, expires 11/20/07	391
305	strike price $97, expires 11/20/07	4,766
	U.S. Treasury Notes 10 yr. Futures (CBOT),
730	strike price $100, expires 11/20/07	11,406
3,805	strike price $101.50, expires 11/20/07	59,453
3,713	strike price $102.50, expires 11/20/07	58,016
		5,054,388
	Total Options Purchased (cost–$25,247,585)	25,842,522
	Total Investments before options written (cost–$2,623,863,691)–138.8%	2,617,221,153
OPTIONS WRITTEN (l)–(1.0)%
	Call Options–(0.8)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month EUR LIBOR Floating Rate Index,
423,000,000	strike rate 4.25%, expires 3/16/09	(4,071,657)
	7-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
21,700,000	strike rate 5.32%, expires 8/28/09	(636,658)
	10-Year Interest Rate Swap (OTC),
	Pay 6-Month GBP LIBOR Floating Rate Index,
296,000,000	strike rate 4.85%, expires 3/14/08	(3,467,381)
	Dow Jones CDX N.A. IG8 Index (OTC),
50,000,000	strike price $0.70, expires 12/20/07	(168,935)

10.31.07 | Fixed Income SHares—Series C Annual Report 21

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2007 (continued)

Contracts/ Notional Amount			Value
	Call Options (continued)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
$8,640	strike price $111, expires 2/22/08		$(6,345,000)
1,368	strike price $112, expires 2/22/08		(662,625)
			(15,352,256)
	Put Options–(0.2)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
1,360,000,000	strike rate 5.04%, expires 3/06/08		(1,090,312)
	Dow Jones CDX N.A. IG8 Index (OTC),
50,000,000	strike price $1.00, expires 12/20/07		(35,040)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
1,368	strike price $107, expires 2/22/08		(491,625)
	U.S. Treasury Notes Futures (CBOT),
8,094	strike price $106, expires 2/22/08		(1,770,562)
			(3,387,539)
	Total Options Written (premiums received–$21,720,337)		(18,739,795)
	Total Investments net of options written (cost–$2,602,143,354)	137.8%	2,598,481,358
	Other liabilities in excess of other assets	(37.8)	(712,256,756)
	Net Assets	100.0%	$1,886,224,602

22 Fixed Income SHares—Series C Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series H
Schedule of Investments
October 31, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS–98.2%
	Alabama–3.2%
$100	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev., 5.50%, 1/1/43	NR/NR	$92,838
	Arizona–6.7%
100	Health Facs. Auth. Rev., Beatitudes Project, 5.20%, 10/1/37	NR/NR	90,734
100	Pima Cnty. Industrial Dev. Auth. Rev., 6.375%, 6/1/36	NR/NR	102,009
			192,743
	California–6.7%
	Statewide Community Dev. Auth. Rev.,
100	Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	99,293
100	Valleycare Health, 5.125%, 7/15/31, Ser. A	NR/NR	94,176
			193,469
	Colorado–6.7%
100	Health Facs. Auth. Rev., Volunteers of America, 5.25%, 7/1/27	NR/NR	95,509
100	Park Meadows Business Improvement Dist. Rev., 5.35%, 12/1/31	NR/NR	97,876
			193,385
	Florida–3.4%
100	Sarasota Cnty. Health Fac. Auth. Rev., 5.75%, 7/1/37	NR/NR	99,427
	Illinois–3.4%
100	Finance Auth. Rev., Dekalb Supportive Living, 6.10%, 12/1/41 (n)	NR/NR	99,567
	Indiana–3.5%
100	Vigo Cnty. Hospital Auth. Rev., 5.70%, 9/1/37 (d)	NR/NR	99,991
	Iowa–3.3%
100	Finance Auth. Rev., 5.50%, 11/15/37	NR/NR	93,735
	Maryland–3.2%
100	Health & Higher Educational Facs. Auth. Rev., 5.30%, 1/1/37	NR/NR	92,471
	Michigan–10.1%
100	Kalamazoo Economic Dev. Corp. Rev., 5.50%, 5/15/36	NR/NR	96,377
100	Meridian Economic Dev. Corp. Rev., 5.25%, 7/1/26	NR/NR	94,645
100	Tobacco Settlement Finance Auth. Rev., 5.125%, 6/1/22, Ser. A	NR/BBB	99,327
			290,349
	Minnesota–10.0%
100	Eveleth Rev., 5.20%, 10/1/27	NR/NR	93,299
100	North Oaks, Presbyterian Homes Rev., 6.125%, 10/1/39	NR/NR	101,963
100	St. Paul Housing and Redev. Auth. Rev., 5.375%, 5/1/43	NR/NR	94,783
			290,045

10.31.07 | Fixed Income SHares—Series H Annual Report 23

Fixed Income SHares—Series H
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Missouri–3.4%
$100	Branson Regional Airport Transportation Dev. Dist. Rev.,
	6.00%, 7/1/25, Ser. B (n)	NR/NR	$99,132
	New Jersey–3.5%
100	Middlesex Cnty. Improvement Auth. Rev., 6.125%, 1/1/25, Ser. B	NR/NR	100,306
	New Mexico–3.5%
100	Otero Cnty. Rev., 6.00%, 4/1/28	NR/NR	99,993
	Pennsylvania–3.3%
100	Allegheny Cnty. Hospital Dev. Auth. Rev., 5.375%, 11/15/40, Ser. A	Ba2/BB	95,904
	Tennessee–3.3%
100	Blount Cnty. Health & Educational Facs. Board Rev.,
	5.125%, 4/1/23, Ser. A	NR/NR	95,234
	Texas–7.2%
100	Maverick Cnty. Public Fac. Corp., 6.375%, 2/1/29, Ser. A-1	NR/NR	102,101
100	Willacy Cnty. Rev., 6.875%, 9/1/28, Ser. A1	NR/NR	105,561
			207,662
	Utah–6.9%
100	Spanish Fork City Rev., 5.55%, 11/15/21	NR/NR	97,996
100	Utah Cnty. Lincoln Academy Charter School,
	GO, 5.875%, 6/15/37, Ser. A (d)	NR/NR	100,539
			198,535
	Virginia–3.5%
100	Lewistown Commerce Center Community Dev. Auth. Rev., 6.05%, 3/1/27	NR/NR	100,195
	Wisconsin–3.4%
100	Milwaukee Redev. Auth. Rev., 5.65%, 8/1/37, Ser. A	NR/NR	97,049
	Total Municipal Bonds (cost–$2,906,546)		2,832,030
EXCHANGE-TRADED FUND–0.1%
Shares
4,000	SSgA Tax Free Money Market Fund (cost–$4,000)		4,000
Principal Amount (000)
	U.S. Treasury Bills (k)–0.4%
$10	U.S. Treasury Bill, 3.86%, 12/13/07 (cost–$9,955)		9,955
	Total Investments (cost–$2,920,501)	98.7%	2,845,985
	Other assets less liabilities	1.3	38,142
	Net Assets	100.0%	$2,884,127

24 Fixed Income SHares—Series H Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES–295.4%
	Fannie Mae–246.4%
$3,654	4.00%, 11/25/19, CMO	Aaa/AAA	$3,336,149
6,575	4.064%, 1/1/34, FRN, MBS (m)	Aaa/AAA	6,539,665
596	4.47%, 10/1/34, FRN, MBS	Aaa/AAA	588,859
300	4.50%, 11/25/14, CMO	Aaa/AAA	298,193
1,860	4.50%, 7/1/21, MBS	Aaa/AAA	1,799,624
291	4.50%, 12/1/21, MBS	Aaa/AAA	281,787
590	4.50%, 1/1/22, MBS	Aaa/AAA	571,385
34	4.50%, 2/1/22, MBS	Aaa/AAA	33,245
8,005	4.50%, 4/1/22, MBS (m)	Aaa/AAA	7,746,589
31,429	4.50%, 5/1/22, MBS (m)	Aaa/AAA	30,413,748
1,210	4.50%, 6/1/22, MBS	Aaa/AAA	1,171,002
5,291	4.50%, 7/1/22, MBS (m)	Aaa/AAA	5,119,117
23,519	4.50%, 1/25/25, CMO	Aaa/AAA	23,333,543
8,500	4.50%, 11/25/26, CMO	Aaa/AAA	7,740,137
581	4.525%, 12/1/34, FRN, MBS	Aaa/AAA	575,147
532	4.829%, 1/1/33, FRN, MBS	Aaa/AAA	533,283
1,103	4.829%, 4/1/35, FRN, MBS	Aaa/AAA	1,101,531
5,528	4.898%, 11/1/35, FRN, MBS (m)	Aaa/AAA	5,564,717
1,011	4.966%, 2/1/33, FRN, MBS	Aaa/AAA	1,008,916
2,044	5.00%, 9/25/14, CMO	Aaa/AAA	2,043,167
200	5.00%, 1/25/16, CMO	Aaa/AAA	199,329
311	5.00%, 9/1/17, MBS	Aaa/AAA	309,152
2,283	5.00%, 1/1/19, MBS	Aaa/AAA	2,255,283
10,394	5.00%, 6/1/19, MBS (m)	Aaa/AAA	10,256,890
2,801	5.00%, 7/1/19, MBS (m)	Aaa/AAA	2,763,724
6,463	5.00%, 8/1/19, MBS (m)	Aaa/AAA	6,378,367
7,621	5.00%, 9/1/19, MBS (m)	Aaa/AAA	7,523,912
2,970	5.00%, 10/1/19, MBS	Aaa/AAA	2,931,053
2,973	5.00%, 11/1/19, MBS (m)	Aaa/AAA	2,933,912
3,039	5.00%, 12/1/19, MBS	Aaa/AAA	2,999,022
5,920	5.00%, 1/1/20, MBS (m)	Aaa/AAA	5,841,442
3,028	5.00%, 2/1/20, MBS (m)	Aaa/AAA	2,983,384
268	5.00%, 3/1/20, MBS	Aaa/AAA	264,325
649	5.00%, 4/1/20, MBS	Aaa/AAA	639,363
2,104	5.00%, 5/1/20, MBS	Aaa/AAA	2,072,737
1,462	5.00%, 6/1/20, MBS	Aaa/AAA	1,440,810
26,432	5.00%, 7/1/20, MBS (m)	Aaa/AAA	26,041,383
42,175	5.00%, 8/1/20, MBS (m)	Aaa/AAA	41,552,361
23,754	5.00%, 9/1/20, MBS (m)	Aaa/AAA	23,403,831
11,396	5.00%, 10/1/20, MBS (m)	Aaa/AAA	11,227,926
2,989	5.00%, 11/1/20, MBS	Aaa/AAA	2,945,225
315	5.00%, 12/1/20, MBS	Aaa/AAA	310,762

10.31.07 | Fixed Income SHares—Series M Annual Report 25

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$3,223	5.00%, 1/1/21, MBS	Aaa/AAA	$3,175,275
4,474	5.00%, 2/1/21, MBS (m)	Aaa/AAA	4,407,911
431	5.00%, 3/1/21, MBS	Aaa/AAA	424,198
345	5.00%, 4/1/21, MBS	Aaa/AAA	339,283
345	5.00%, 5/1/21, MBS	Aaa/AAA	339,988
710	5.00%, 6/1/21, MBS	Aaa/AAA	699,062
75	5.00%, 7/1/21, MBS	Aaa/AAA	74,193
113	5.00%, 9/1/21, MBS	Aaa/AAA	111,697
1,482	5.00%, 10/1/21, MBS	Aaa/AAA	1,459,173
1,786	5.00%, 11/1/21, MBS	Aaa/AAA	1,758,642
901	5.00%, 12/1/21, MBS	Aaa/AAA	887,728
2,587	5.00%, 1/1/22, MBS	Aaa/AAA	2,547,546
2,286	5.00%, 2/1/22, MBS	Aaa/AAA	2,250,830
2,850	5.00%, 3/1/22, MBS (m)	Aaa/AAA	2,806,687
12,064	5.00%, 4/1/22, MBS (m)	Aaa/AAA	11,879,840
7,884	5.00%, 5/1/22, MBS (m)	Aaa/AAA	7,764,051
19,436	5.00%, 6/1/22, MBS (m)	Aaa/AAA	19,138,963
12,122	5.00%, 7/1/22, MBS (m)	Aaa/AAA	11,937,255
8,022	5.00%, 8/1/22, MBS	Aaa/AAA	7,899,249
615	5.00%, 9/1/22, MBS	Aaa/AAA	605,176
–(h)	5.00%, 11/1/33, MBS	Aaa/AAA	48
749	5.00%, 9/1/35, MBS	Aaa/AAA	719,571
256,942	5.00%, 10/1/35, MBS (m)	Aaa/AAA	246,903,632
108,497	5.00%, 2/1/36, MBS (m)	Aaa/AAA	104,257,834
262,500	5.00%, TBA, MBS (e)	Aaa/AAA	258,439,388
915	5.076%, 12/1/32, FRN, MBS	Aaa/AAA	936,549
1,331	5.267%, 1/1/33, FRN, MBS	Aaa/AAA	1,343,694
26	5.273%, 3/25/09, CMO, FRN	Aaa/AAA	25,821
115	5.325%, 8/25/21, CMO, FRN	Aaa/AAA	115,258
137	5.50%, 4/1/16, MBS	Aaa/AAA	137,860
25	5.50%, 1/1/17, MBS	Aaa/AAA	25,204
116	5.50%, 9/1/17, MBS	Aaa/AAA	116,700
56	5.50%, 10/1/17, MBS	Aaa/AAA	56,790
96	5.50%, 11/1/17, MBS	Aaa/AAA	96,317
31	5.50%, 1/1/18, MBS	Aaa/AAA	31,589
75	5.50%, 2/1/18, MBS	Aaa/AAA	74,984
158	5.50%, 4/1/18, MBS	Aaa/AAA	158,726
69	5.50%, 11/1/18, MBS	Aaa/AAA	69,572
134	5.50%, 12/1/18, MBS	Aaa/AAA	134,755
63	5.50%, 1/1/19, MBS	Aaa/AAA	63,735
38	5.50%, 4/1/19, MBS	Aaa/AAA	38,265
42	5.50%, 8/1/19, MBS	Aaa/AAA	42,423
85	5.50%, 9/1/19, MBS	Aaa/AAA	84,882

26 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$63	5.50%, 10/1/19, MBS	Aaa/AAA	$63,497
27	5.50%, 3/1/20, MBS	Aaa/AAA	27,409
16	5.50%, 7/1/20, MBS	Aaa/AAA	16,033
78	5.50%, 10/1/20, MBS	Aaa/AAA	78,254
32	5.50%, 12/1/20, MBS	Aaa/AAA	32,215
2,739	5.50%, 1/1/21, MBS	Aaa/AAA	2,745,430
4,139	5.50%, 2/1/21, MBS	Aaa/AAA	4,147,588
1,600	5.50%, 3/1/21, MBS	Aaa/AAA	1,603,208
3,994	5.50%, 4/1/21, MBS	Aaa/AAA	4,002,304
6,304	5.50%, 5/1/21, MBS	Aaa/AAA	6,316,825
5,054	5.50%, 6/1/21, MBS	Aaa/AAA	5,064,802
2,335	5.50%, 7/1/21, MBS	Aaa/AAA	2,340,188
7,263	5.50%, 8/1/21, MBS (m)	Aaa/AAA	7,278,252
43	5.50%, 9/1/21, MBS	Aaa/AAA	42,652
6,955	5.50%, 10/1/21, MBS (m)	Aaa/AAA	6,969,170
14,491	5.50%, 11/1/21, MBS (m)	Aaa/AAA	14,520,892
67	5.50%, 12/1/21, MBS	Aaa/AAA	66,971
19,111	5.50%, 1/1/22, MBS (m)	Aaa/AAA	19,150,094
3,788	5.50%, 2/1/22, MBS (m)	Aaa/AAA	3,795,348
23,058	5.50%, 3/1/22, MBS (m)	Aaa/AAA	23,101,796
19,703	5.50%, 5/1/22, MBS (m)	Aaa/AAA	19,740,395
1,217	5.50%, 2/25/24, CMO	Aaa/AAA	1,221,856
988	5.50%, 10/1/32, MBS	Aaa/AAA	976,558
1,529	5.50%, 11/1/32, MBS	Aaa/AAA	1,512,435
124	5.50%, 12/1/32, MBS	Aaa/AAA	122,788
2,734	5.50%, 1/1/33, MBS (m)	Aaa/AAA	2,703,101
2,930	5.50%, 2/1/33, MBS	Aaa/AAA	2,896,336
373	5.50%, 3/1/33, MBS	Aaa/AAA	368,924
204	5.50%, 4/1/33, MBS	Aaa/AAA	201,293
1,436	5.50%, 5/1/33, MBS	Aaa/AAA	1,418,923
945	5.50%, 6/1/33, MBS	Aaa/AAA	934,252
171	5.50%, 7/1/33, MBS	Aaa/AAA	169,037
552	5.50%, 8/1/33, MBS	Aaa/AAA	545,972
3,281	5.50%, 9/1/33, MBS (m)	Aaa/AAA	3,242,366
57	5.50%, 10/1/33, MBS	Aaa/AAA	56,443
55	5.50%, 11/1/33, MBS	Aaa/AAA	54,127
3,929	5.50%, 12/1/33, MBS (m)	Aaa/AAA	3,883,210
7,321	5.50%, 1/1/34, MBS (m)	Aaa/AAA	7,236,339
334	5.50%, 2/1/34, MBS	Aaa/AAA	330,277
390	5.50%, 3/1/34, MBS	Aaa/AAA	384,993
21	5.50%, 4/1/34, MBS	Aaa/AAA	20,899
1,015	5.50%, 5/1/34, MBS	Aaa/AAA	1,002,047
487	5.50%, 1/1/35, MBS	Aaa/AAA	481,104

10.31.07 | Fixed Income SHares—Series M Annual Report 27

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$683	5.50%, 4/1/35, MBS	Aaa/AAA	$674,071
658	5.50%, 5/1/35, MBS	Aaa/AAA	649,440
1,055	5.50%, 6/1/35, MBS	Aaa/AAA	1,040,686
733	5.50%, 7/1/35, MBS	Aaa/AAA	723,321
549	5.50%, 12/1/35, MBS	Aaa/AAA	541,554
9,398	5.50%, 1/1/36, MBS (m)	Aaa/AAA	9,272,449
10,353	5.50%, 2/1/36, MBS (m)	Aaa/AAA	10,206,046
14,145	5.50%, 3/1/36, MBS (m)	Aaa/AAA	13,942,469
9,890	5.50%, 4/1/36, MBS (m)	Aaa/AAA	9,755,812
3,831	5.50%, 6/1/36, MBS (m)	Aaa/AAA	3,775,748
307	5.50%, 7/1/36, MBS	Aaa/AAA	303,053
45	5.50%, 8/1/36, MBS	Aaa/AAA	44,359
2,930	5.50%, 10/1/36, MBS	Aaa/AAA	2,888,259
32,581	5.50%, 11/1/36, MBS (m)	Aaa/AAA	32,113,983
8,258	5.50%, 12/1/36, MBS	Aaa/AAA	8,140,102
15,454	5.50%, 1/1/37, MBS (m)	Aaa/AAA	15,232,644
28,154	5.50%, 2/1/37, MBS (m)	Aaa/AAA	27,749,499
86,488	5.50%, 3/1/37, MBS (m)	Aaa/AAA	85,241,691
146,774	5.50%, 4/1/37, MBS (m)	Aaa/AAA	144,660,130
244,325	5.50%, 5/1/37, MBS (m)	Aaa/AAA	240,804,600
173,033	5.50%, 6/1/37, MBS (m)	Aaa/AAA	170,540,011
383,257	5.50%, 7/1/37, MBS (m)	Aaa/AAA	377,736,017
150,116	5.50%, 8/1/37, MBS (m)	Aaa/AAA	147,953,120
143,807	5.50%, 9/1/37, MBS (m)	Aaa/AAA	141,734,353
1,694	5.50%, 9/1/37, MBS	Aaa/AAA	1,666,573
116,620	5.50%, 10/1/37, MBS (m)	Aaa/AAA	114,939,823
1,317	5.50%, 10/1/37, MBS	Aaa/AAA	1,304,003
15,452	5.50%, 11/1/37, MBS (m)	Aaa/AAA	15,229,012
693,950	5.50%, TBA, MBS (e)	Aaa/AAA	683,537,213
88	5.527%, 5/1/17, FRN, MBS	Aaa/AAA	88,341
79	5.528%, 6/1/20, FRN, MBS	Aaa/AAA	79,388
114	5.543%, 1/1/18, FRN, MBS	Aaa/AAA	115,839
104	5.543%, 5/1/18, FRN, MBS	Aaa/AAA	106,043
188	5.675%, 12/25/08, CMO, FRN	Aaa/AAA	189,033
8	6.00%, 3/25/31, CMO	Aaa/AAA	7,956
542	6.00%, 12/1/31, MBS	Aaa/AAA	550,195
19	6.00%, 1/1/33, MBS	Aaa/AAA	19,015
18	6.00%, 3/1/34, MBS	Aaa/AAA	18,043
33	6.00%, 7/1/34, MBS	Aaa/AAA	33,353
2	6.00%, 9/1/34, MBS	Aaa/AAA	2,254
577	6.00%, 10/1/34, MBS	Aaa/AAA	582,540
144	6.00%, 2/1/35, MBS	Aaa/AAA	144,824
129	6.00%, 5/1/35, MBS	Aaa/AAA	130,021

28 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$135	6.00%, 11/1/35, MBS	Aaa/AAA	$136,146
878	6.00%, 12/1/35, MBS	Aaa/AAA	885,196
40,345	6.00%, 1/1/36, MBS (m)	Aaa/AAA	40,669,323
7,416	6.00%, 2/1/36, MBS (m)	Aaa/AAA	7,476,200
8,454	6.00%, 3/1/36, MBS (m)	Aaa/AAA	8,519,055
2,287	6.00%, 5/1/36, MBS	Aaa/AAA	2,306,525
7,033	6.00%, 6/1/36, MBS (m)	Aaa/AAA	7,087,980
6,923	6.00%, 7/1/36, MBS (m)	Aaa/AAA	6,976,140
10,149	6.00%, 8/1/36, MBS (m)	Aaa/AAA	10,126,219
1,187	6.00%, 9/1/36, MBS	Aaa/AAA	1,195,655
21,204	6.00%, 10/1/36, MBS (m)	Aaa/AAA	21,367,228
640	6.00%, 11/1/36, MBS	Aaa/AAA	645,305
4,118	6.00%, 12/1/36, MBS (m)	Aaa/AAA	4,149,759
5,000	6.00%, 1/1/37, MBS (m)	Aaa/AAA	5,038,550
1,000	6.00%, 2/1/37, MBS	Aaa/AAA	1,007,392
829	6.00%, 3/1/37, MBS	Aaa/AAA	835,380
1,497	6.00%, 5/1/37, MBS	Aaa/AAA	1,508,416
47,718	6.00%, 8/1/37, MBS (m)	Aaa/AAA	48,080,338
4,134	6.00%, 9/1/37, MBS (m)	Aaa/AAA	4,165,672
13,973	6.00%, 10/1/37, MBS (m)	Aaa/AAA	14,078,573
2,000	6.00%, 11/1/37, MBS	Aaa/AAA	2,015,382
25,178	6.00%, 11/1/37, MBS (m)	Aaa/AAA	25,464,932
861,000	6.00%, TBA, MBS (e)	Aaa/AAA	867,323,184
39	6.409%, 5/25/42, CMO, FRN	Aaa/AAA	39,816
41	6.454%, 3/25/41, CMO, FRN	Aaa/AAA	41,743
1	6.50%, 2/25/09, CMO	Aaa/AAA	1,110
4	6.50%, 4/1/24, MBS	Aaa/AAA	4,051
6	6.50%, 1/1/26, MBS	Aaa/AAA	5,841
289	6.50%, 7/18/27, CMO	Aaa/AAA	296,528
211	6.50%, 1/1/29, MBS	Aaa/AAA	217,949
184	6.50%, 2/1/32, MBS	Aaa/AAA	188,954
6	6.50%, 3/1/32, MBS	Aaa/AAA	6,641
179	6.50%, 10/1/33, MBS	Aaa/AAA	184,050
111	6.50%, 5/1/37, MBS	Aaa/AAA	113,754
23,700	6.50%, TBA, MBS (e)	Aaa/AAA	24,259,178
682	6.574%, 9/1/32, FRN, MBS	Aaa/AAA	688,846
73	6.696%, 9/1/32, FRN, MBS	Aaa/AAA	73,934
442	6.70%, 5/1/34, FRN, MBS	Aaa/AAA	445,161
2,078	6.808%, 1/1/20, FRN, MBS	Aaa/AAA	2,108,366
1,079	6.813%, 5/1/28, FRN, MBS	Aaa/AAA	1,095,112
1,064	6.849%, 1/1/22, FRN, MBS	Aaa/AAA	1,080,232
132	7.01%, 8/1/22, MBS	Aaa/AAA	137,949
61	7.01%, 11/1/22, MBS	Aaa/AAA	64,323

10.31.07 | Fixed Income SHares—Series M Annual Report 29

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$84	7.068%, 10/1/32, FRN, MBS	Aaa/AAA	$84,913
636	7.081%, 5/1/33, FRN, MBS	Aaa/AAA	639,956
181	7.095%, 9/1/27, FRN, MBS	Aaa/AAA	182,183
1,140	7.161%, 9/1/35, FRN, MBS	Aaa/AAA	1,156,875
53	7.177%, 11/1/32, FRN, MBS	Aaa/AAA	53,895
26	7.50%, 9/1/30, MBS	Aaa/AAA	27,325
27	7.50%, 12/1/30, MBS	Aaa/AAA	28,548
3	7.50%, 7/1/31, MBS	Aaa/AAA	2,911
60	7.50%, 8/1/31, MBS	Aaa/AAA	63,514
75	7.50%, 11/1/31, MBS	Aaa/AAA	79,370
11	7.925%, 2/1/25, FRN, MBS	Aaa/AAA	11,561
400	11.00%, 7/15/20, MBS	Aaa/AAA	460,627
			4,481,691,596
	Freddie Mac–31.4%
1,225	3.533%, 5/1/34, FRN, MBS	Aaa/AAA	1,215,191
45	4.50%, 5/15/18, CMO	Aaa/AAA	42,990
12,532	4.945%, 6/1/35, FRN, MBS (m)	Aaa/AAA	12,446,204
37,000	5.00%, 1/15/25, CMO	Aaa/AAA	35,199,402
12,000	5.00%, 2/15/25, CMO	Aaa/AAA	11,625,010
67	5.00%, 7/1/34, MBS	Aaa/AAA	64,749
350	5.00%, 4/1/35, MBS	Aaa/AAA	336,768
97	5.00%, 6/1/35, MBS	Aaa/AAA	93,528
110	5.00%, 8/1/35, MBS	Aaa/AAA	106,121
763	5.00%, 9/1/35, MBS	Aaa/AAA	733,055
123	5.00%, 11/1/35, MBS	Aaa/AAA	118,452
43	5.00%, 12/1/35, MBS	Aaa/AAA	41,262
264	5.00%, 2/1/36, MBS	Aaa/AAA	253,617
499	5.00%, 2/1/37, MBS	Aaa/AAA	478,731
186	5.00%, 3/1/37, MBS	Aaa/AAA	178,561
2,091	5.00%, 4/1/37, MBS	Aaa/AAA	2,007,032
32,014	5.00%, 5/1/37, MBS (m)	Aaa/AAA	30,733,699
19,786	5.00%, 6/1/37, MBS (m)	Aaa/AAA	18,993,523
43,389	5.00%, 7/1/37, MBS (m)	Aaa/AAA	41,653,253
27,521	5.00%, 8/1/37, MBS (m)	Aaa/AAA	26,419,277
10,571	5.00%, 9/1/37, MBS (m)	Aaa/AAA	10,148,100
2,737	5.00%, 10/1/37, MBS	Aaa/AAA	2,627,171
434	5.086%, 10/1/32, FRN, MBS	Aaa/AAA	440,582
827	5.101%, 10/1/32, FRN, MBS	Aaa/AAA	826,057
9,206	5.491%, 8/15/32, CMO, FRN	Aaa/AAA	9,263,415
3,563	5.50%, 6/1/32, MBS	Aaa/AAA	3,519,166
396	5.50%, 1/1/35, MBS	Aaa/AAA	390,632
898	5.50%, 6/1/35, MBS	Aaa/AAA	886,020
2,000	5.50%, 7/1/36, MBS	Aaa/AAA	1,969,425

30 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Freddie Mae (continued)
$29,749	5.50%, 1/1/37, MBS (m)	Aaa/AAA	$29,293,787
499	5.50%, 2/1/37, MBS	Aaa/AAA	491,352
379	5.50%, 3/1/37, MBS	Aaa/AAA	373,590
8,750	5.50%, 4/1/37, MBS (m)	Aaa/AAA	8,616,469
18,637	5.50%, 5/1/37, MBS (m)	Aaa/AAA	18,351,267
7,206	5.50%, 6/1/37, MBS (m)	Aaa/AAA	7,095,830
84,657	5.50%, 7/1/37, MBS (m)	Aaa/AAA	83,358,070
113,287	5.50%, 8/1/37, MBS (m)	Aaa/AAA	111,548,626
72,481	5.50%, 9/1/37, MBS (m)	Aaa/AAA	71,369,178
1,495	5.50%, 10/1/37, MBS	Aaa/AAA	1,471,947
655	5.541%, 9/15/16, CMO, FRN	Aaa/AAA	654,503
166	5.541%, 8/15/29, CMO, FRN	Aaa/AAA	166,576
110	5.541%, 12/15/31, CMO, FRN	Aaa/AAA	109,775
27	5.591%, 9/15/30, CMO, FRN	Aaa/AAA	27,297
42	5.641%, 3/15/32, CMO, FRN	Aaa/AAA	41,954
493	5.691%, 5/15/29, CMO, FRN	Aaa/AAA	493,983
107	5.775%, 3/15/20, CMO, FRN	Aaa/AAA	107,578
223	5.775%, 2/15/24, CMO, FRN	Aaa/AAA	223,529
21	5.825%, 10/15/19, CMO, FRN	Aaa/AAA	21,367
73	5.945%, 8/1/32, FRN, MBS	Aaa/AAA	73,560
152	6.00%, 8/15/16, CMO	Aaa/AAA	156,815
1,349	6.00%, 4/1/17, MBS	Aaa/AAA	1,374,801
146	6.00%, 5/1/17, MBS	Aaa/AAA	148,805
167	6.00%, 6/1/17, MBS	Aaa/AAA	170,110
338	6.00%, 7/1/17, MBS	Aaa/AAA	344,722
3,300	6.00%, 12/15/28, CMO	Aaa/AAA	3,306,773
16,000	6.00%, TBA, MBS (e)	Aaa/AAA	16,102,496
304	6.075%, 12/15/13, CMO, FRN	Aaa/AAA	307,420
176	6.275%, 9/15/22, CMO, FRN	Aaa/AAA	176,395
234	6.433%, 8/1/32, FRN, MBS	Aaa/AAA	235,426
47	6.475%, 8/15/23, CMO, FRN	Aaa/AAA	48,944
234	6.50%, 8/15/16, CMO	Aaa/AAA	242,912
51	6.50%, 12/15/23, CMO	Aaa/AAA	52,569
36	7.00%, 4/1/29, MBS	Aaa/AAA	37,299
2	7.00%, 12/1/29, MBS	Aaa/AAA	2,617
–(h)	7.00%, 1/1/30, MBS	Aaa/AAA	319
16	7.00%, 2/1/30, MBS	Aaa/AAA	16,703
36	7.00%, 3/1/30, MBS	Aaa/AAA	37,822
2	7.00%, 6/1/30, MBS	Aaa/AAA	2,401
39	7.088%, 1/1/33, FRN, MBS	Aaa/AAA	39,291
91	7.089%, 8/1/29, FRN, MBS	Aaa/AAA	92,383
484	7.181%, 2/1/29, FRN, MBS	Aaa/AAA	489,713
374	7.182%, 2/1/33, FRN, MBS	Aaa/AAA	375,724

10.31.07 | Fixed Income SHares—Series M Annual Report 31

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Freddie Mae (continued)
$42	7.199%, 7/1/32, FRN, MBS	Aaa/AAA	$42,400
219	7.209%, 4/1/32, FRN, MBS	Aaa/AAA	220,002
492	7.225%, 3/1/32, FRN, MBS	Aaa/AAA	493,158
199	7.301%, 1/1/32, FRN, MBS	Aaa/AAA	199,595
56	7.352%, 7/1/29, FRN, MBS	Aaa/AAA	57,098
270	7.50%, 8/15/30, CMO	Aaa/AAA	274,898
39	7.569%, 8/1/32, FRN, MBS	Aaa/AAA	39,161
			571,790,003
	Government National Mortgage Association–15.6%
150	5.00%, 2/20/29, CMO	Aaa/AAA	149,172
57	5.348%, 6/20/32, CMO, FRN	Aaa/AAA	56,982
1,601	5.50%, 10/20/27, CMO, FRN	Aaa/AAA	1,603,223
97	5.50%, 8/20/28, FRN, MBS	Aaa/AAA	97,498
417	5.50%, 6/15/29, MBS	Aaa/AAA	415,474
49	5.50%, 7/20/29, FRN, MBS	Aaa/AAA	49,490
52	5.50%, 11/15/32, MBS	Aaa/AAA	52,122
284	5.50%, 12/15/32, MBS	Aaa/AAA	283,071
42	5.50%, 8/15/33, MBS	Aaa/AAA	41,726
1,605	5.50%, 1/15/34, MBS	Aaa/AAA	1,596,706
1,161	5.50%, 3/15/34, MBS	Aaa/AAA	1,154,742
31	5.50%, 4/15/34, MBS	Aaa/AAA	30,375
23	5.50%, 5/15/34, MBS	Aaa/AAA	23,154
1,447	5.50%, 12/15/34, MBS	Aaa/AAA	1,439,378
311	5.50%, 2/15/35, MBS	Aaa/AAA	309,592
2,024	5.50%, 3/15/35, MBS	Aaa/AAA	2,012,390
57	5.50%, 4/15/35, MBS	Aaa/AAA	56,407
1,372	5.50%, 6/15/35, MBS	Aaa/AAA	1,364,898
299	5.50%, 7/15/35, MBS	Aaa/AAA	296,999
542	5.50%, 8/15/35, MBS	Aaa/AAA	538,834
6,642	5.50%, 9/15/35, MBS	Aaa/AAA	6,605,445
15,675	5.50%, 10/15/35, MBS	Aaa/AAA	15,587,965
2,699	5.50%, 11/15/35, MBS	Aaa/AAA	2,683,989
1,343	5.50%, 12/15/35, MBS	Aaa/AAA	1,335,161
2,186	5.50%, 1/15/36, MBS	Aaa/AAA	2,173,138
1,730	5.50%, 2/15/36, MBS	Aaa/AAA	1,720,234
5,858	5.50%, 3/15/36, MBS	Aaa/AAA	5,823,056
1,067	5.50%, 4/15/36, MBS	Aaa/AAA	1,060,666
1,305	5.50%, 5/15/36, MBS	Aaa/AAA	1,297,026
492	5.50%, 12/15/36, MBS	Aaa/AAA	488,865
4,265	5.50%, 1/15/37, MBS	Aaa/AAA	4,239,428
1,086	5.50%, 2/15/37, MBS	Aaa/AAA	1,079,168
1,223	5.50%, 3/15/37, MBS	Aaa/AAA	1,216,200
45,126	5.50%, 4/15/37, MBS (m)	Aaa/AAA	44,852,011

32 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Government National Mortgage Association (continued)
$25	5.50%, 6/15/37, MBS	Aaa/AAA	$25,263
1,679	5.50%, 8/15/37, MBS	Aaa/AAA	1,668,910
106,500	5.50%, TBA, MBS (e)	Aaa/AAA	105,850,989
13	5.75%, 8/20/17, FRN, MBS	Aaa/AAA	12,720
14	5.75%, 7/20/20, FRN, MBS	Aaa/AAA	13,672
7	5.75%, 7/20/21, FRN, MBS	Aaa/AAA	6,984
15	5.75%, 8/20/21, FRN, MBS	Aaa/AAA	14,904
23	5.75%, 9/20/21, FRN, MBS	Aaa/AAA	23,357
1,736	5.75%, 8/20/23, FRN, MBS	Aaa/AAA	1,748,532
82	5.75%, 8/20/25, FRN, MBS	Aaa/AAA	82,865
18	5.75%, 9/20/25, FRN, MBS	Aaa/AAA	18,048
12	5.75%, 8/20/26, FRN, MBS	Aaa/AAA	12,248
10	5.75%, 7/20/27, FRN, MBS	Aaa/AAA	9,730
13	5.75%, 9/20/27, FRN, MBS	Aaa/AAA	12,954
24	5.75%, 3/20/30, FRN, MBS	Aaa/AAA	24,268
8	6.00%, 4/15/29, MBS	Aaa/AAA	7,965
50,271	6.00%, 7/20/32, CMO	Aaa/AAA	50,368,826
62	6.00%, 3/15/33, MBS	Aaa/AAA	62,600
613	6.00%, 6/15/36, MBS	Aaa/AAA	620,743
804	6.00%, 7/15/36, MBS	Aaa/AAA	814,365
324	6.00%, 10/15/36, MBS	Aaa/AAA	328,132
688	6.00%, 4/15/37, MBS	Aaa/AAA	696,349
5,709	6.00%, 5/15/37, MBS	Aaa/AAA	5,781,886
9,033	6.00%, 6/15/37, MBS	Aaa/AAA	9,149,336
142	6.125%, 11/20/23, FRN, MBS	Aaa/AAA	143,282
15	6.125%, 10/20/25, FRN, MBS	Aaa/AAA	14,736
10	6.125%, 11/20/25, FRN, MBS	Aaa/AAA	10,183
13	6.125%, 10/20/26, FRN, MBS	Aaa/AAA	12,960
29	6.125%, 10/20/27, FRN, MBS	Aaa/AAA	29,075
625	6.25%, 1/20/28, FRN, MBS	Aaa/AAA	630,559
64	6.25%, 2/20/28, FRN, MBS	Aaa/AAA	64,344
170	6.25%, 1/20/30, FRN, MBS	Aaa/AAA	172,077
333	6.375%, 3/20/17, FRN, MBS	Aaa/AAA	336,024
11	6.375%, 1/20/18, FRN, MBS	Aaa/AAA	11,584
98	6.375%, 5/20/18, FRN, MBS	Aaa/AAA	99,091
7	6.375%, 8/20/18, FRN, MBS	Aaa/AAA	6,956
80	6.375%, 4/20/19, FRN, MBS	Aaa/AAA	80,470
16	6.375%, 5/20/19, FRN, MBS	Aaa/AAA	15,953
20	6.375%, 6/20/21, FRN, MBS	Aaa/AAA	20,633
42	6.375%, 1/20/22, FRN, MBS	Aaa/AAA	42,255
838	6.375%, 2/20/22, FRN, MBS	Aaa/AAA	848,124
43	6.375%, 4/20/22, FRN, MBS	Aaa/AAA	43,505
24	6.375%, 5/20/22, FRN, MBS	Aaa/AAA	24,169

10.31.07 | Fixed Income SHares—Series M Annual Report 33

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Government National Mortgage Association (continued)
$36	6.375%, 2/20/23, FRN, MBS	Aaa/AAA	$36,789
36	6.375%, 3/20/23, FRN, MBS	Aaa/AAA	36,704
38	6.375%, 4/20/23, FRN, MBS	Aaa/AAA	38,417
193	6.375%, 4/20/24, FRN, MBS	Aaa/AAA	195,088
13	6.375%, 5/20/24, FRN, MBS	Aaa/AAA	12,932
5	6.375%, 4/20/25, FRN, MBS	Aaa/AAA	5,234
15	6.375%, 5/20/25, FRN, MBS	Aaa/AAA	14,814
31	6.375%, 6/20/25, FRN, MBS	Aaa/AAA	31,880
16	6.375%, 1/20/26, FRN, MBS	Aaa/AAA	16,510
21	6.375%, 6/20/26, FRN, MBS	Aaa/AAA	21,657
10	6.375%, 1/20/27, FRN, MBS	Aaa/AAA	9,853
103	6.375%, 2/20/27, FRN, MBS	Aaa/AAA	104,196
26	6.375%, 4/20/27, FRN, MBS	Aaa/AAA	25,797
40	6.375%, 6/20/27, FRN, MBS	Aaa/AAA	40,576
39	6.375%, 2/20/28, FRN, MBS	Aaa/AAA	39,295
101	6.375%, 3/20/28, FRN, MBS	Aaa/AAA	102,030
46	6.375%, 4/20/28, FRN, MBS	Aaa/AAA	46,707
35	6.375%, 4/20/29, FRN, MBS	Aaa/AAA	35,670
71	6.375%, 6/20/29, FRN, MBS	Aaa/AAA	71,733
39	6.375%, 5/20/30, FRN, MBS	Aaa/AAA	39,599
49	6.375%, 5/20/32, FRN, MBS	Aaa/AAA	49,458
78	6.375%, 6/20/32, FRN, MBS	Aaa/AAA	79,048
4	6.50%, 5/15/23, MBS	Aaa/AAA	3,660
2	6.50%, 8/15/23, MBS	Aaa/AAA	2,508
1	6.50%, 12/15/23, MBS	Aaa/AAA	655
67	6.50%, 3/20/31, FRN, MBS	Aaa/AAA	68,178
75	6.50%, 3/20/32, FRN, MBS	Aaa/AAA	76,396
88	6.875%, 6/20/22, FRN, MBS	Aaa/AAA	88,671
			282,990,266
	Other Government Agencies–2.0%
34,804	Small Business Administration Participation Certificates,
	5.23%, 3/1/27	Aaa/AAA	35,037,797
1,982	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	Aaa/AAA	2,077,944
			37,115,741
	Total U.S. Government Agency Securities (cost–$5,329,640,049)		5,373,587,606
CORPORATE BONDS & NOTES–18.9%
	Banking–7.9%
17,300	American Express Bank FSB, 6.00%, 9/13/17	Aa3/A+	17,494,383
24,600	American Express Centurion Bank, 6.00%, 9/13/17	Aa3/A+	24,858,054
30,000	Bank of America NA, 5.30%, 3/15/17	Aa1/AA	29,037,180

34 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Banking (continued)
	Barclays Bank PLC,
$48,500	5.45%, 9/12/12	Aa1/AA	$48,980,780
4,400	7.434%, 12/15/17, FRN (d)(i)	Aa3/A+	4,672,518
17,500	JPMorgan Chase Bank NA, 6.00%, 10/1/17	Aa1/AA−	17,780,158
			142,823,073
	Computer Services–1.8%
32,000	International Business Machines Corp., 5.70%, 9/14/17	A1/A+	32,540,448
	Drugs & Medical Products–1.5%
26,900	AstraZeneca PLC, 5.90%, 9/15/17	NR/NR	27,556,226
	Energy–1.1%
19,100	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	Baa2/BBB	20,083,134
	Financial Services–2.2%
	Bear Stearns Cos., Inc.,
3,600	6.40%, 10/2/17	A1/A+	3,594,834
2,500	6.95%, 8/10/12	A1/A+	2,604,355
£ 10,800	Citigroup Capital XVIII, 6.829%, 6/28/67, FRN	Aa2/A+	22,273,823
€1,200	General Electric Capital Corp., 5.50%, 9/15/67, FRN (d)	Aa1/AA+	1,751,804
$10,400	Goldman Sachs Group, Inc., 6.75%, 10/1/37	A1/A+	10,472,738
			40,697,554
	Insurance–1.9%
34,900	Progressive Corp., 6.70%, 6/15/37, FRN	A2/A−	34,306,526
	Oil & Gas–1.0%
17,000	Valero Energy Corp., 6.625%, 6/15/37	Baa3/BBB	17,561,017
	Tobacco–0.6%
9,700	RJ Reynolds Tobacco Holdings, Inc., 7.25%, 6/15/37	Ba1/BBB	10,361,482
	Transportation–0.7%
	Burlington Northern Santa Fe Corp.,
10,000	5.65%, 5/1/17	Baa1/BBB	9,909,570
3,700	6.15%, 5/1/37	Baa1/BBB	3,667,632
			13,577,202
	Utilities–0.2%
4,000	Pacific Gas & Electric Co., 5.80%, 3/1/37	Baa1/BBB+	3,861,512
	Total Corporate Bonds & Notes (cost–$338,888,918)		343,368,174

10.31.07 | Fixed Income SHares—Series M Annual Report 35

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES–13.7%
$6,017	Adjustable Rate Mortgage Trust, 4.588%, 5/25/35, CMO, VRN	Aaa/AAA	$5,963,925
3,629	Bank of America Funding Corp., 4.614%, 2/20/36, CMO, FRN	NR/AAA	3,603,297
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
455	4.613%, 1/25/34	Aaa/AAA	458,425
127	4.642%, 1/25/35	Aaa/AAA	125,618
619	4.965%, 2/25/34	Aaa/AAA	619,453
	Bear Stearns Alt-A Trust, CMO, VRN,
7,293	5.24%, 6/25/34	Aaa/AAA	7,329,888
301	5.373%, 5/25/35	Aaa/AAA	302,515
54	Bear Stearns Mortgage Securities, Inc., 6.68%, 3/25/31, CMO, VRN	Aaa/NR	54,440
11,026	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (d)	Aaa/NR	11,118,323
1,627	Citigroup Mortgage Loan Trust, Inc., 4.70%, 12/25/35, CMO, FRN	NR/AAA	1,603,077
3,505	Commercial Capital Access One, Inc., 7.694%, 11/15/28, CMO, VRN (d)	NR/NR	3,499,045
	Commercial Mortgage, pass through certificates, CMO (d),
7,000	5.362%, 2/5/19	NR/AAA	7,061,654
2,000	5.665%, 2/5/19, VRN	NR/AA	2,020,852
	Countrywide Alternative Loan Trust, CMO, FRN,
8,699	5.093%, 5/25/35	Aaa/AAA	8,543,207
5,998	5.133%, 12/25/35	Aaa/AAA	5,828,055
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO, FRN,
73	5.143%, 2/25/35	Aaa/AAA	72,298
2,326	5.183%, 3/25/35	Aaa/AAA	2,317,458
3,235	5.193%, 3/25/35	Aaa/AAA	3,159,326
1,733	5.263%, 2/25/35	Aaa/AAA	1,693,164
999	6.158%, 4/25/35 (g)	Aaa/AAA	987,544
44	Credit Suisse First Boston Mortgage Securities Corp.,
	5.953%, 3/25/32, CMO, FRN (d)	Aaa/AAA	43,408
10,455	First Horizon Asset Securities, Inc., 5.273%, 11/25/33, CMO, FRN	NR/AAA	10,412,230
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (d)	NR/BBB	850,320
1,500	GS Mortgage Securities Corp. II, 6.615%, 2/14/16, CMO (d)	NR/AAA	1,589,415
742	GSR Mortgage Loan Trust, 4.636%, 4/25/35, CMO, VRN	Aaa/AAA	744,649
	Harborview Mortgage Loan Trust, CMO, FRN,
7,463	5.211%, 2/19/46	Aaa/AAA	7,304,352
6,161	5.241%, 5/19/35	Aaa/AAA	6,057,061
35,692	Hilton Hotel Pool Trust, 0.603%, 10/3/15, CMO, IO, VRN (d)	Aaa/AAA	639,610
1,917	Indymac Index Mortgage Loan Trust, 5.153%, 3/25/35, CMO, FRN	Aaa/AAA	1,883,902
2,000	JPMorgan Chase Commercial Mortgage Securities Corp.,
	6.465%, 11/15/35, CMO	NR/AAA	2,085,633
3,853	JPMorgan Mortgage Trust, 4.355%, 9/25/34, CMO, FRN	NR/AAA	3,856,692

36 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$100	MASTR Adjustable Rate Mortgage Trust, 3.786%, 11/21/34, CMO, FRN	Aaa/AAA	$98,199
	MASTR Reperforming Loan Trust, CMO,
3,887	7.00%, 5/25/35 (d)	Aaa/AAA	3,958,279
5,706	7.50%, 7/25/35	Aaa/AAA	5,983,682
3,411	8.00%, 7/25/35	Aaa/AAA	3,549,912
474	Mellon Residential Funding Corp., 6.311%, 10/20/29, CMO, FRN	NR/AAA	478,463
	MLCC Mortgage Investors, Inc., CMO, FRN,
195	5.471%, 3/15/25	Aaa/AAA	191,942
575	5.893%, 7/25/29	Aaa/AAA	572,909
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	NR/AAA	37,472,940
28,450	5.731%, 7/12/44, VRN	NR/AAA	28,702,610
914	Morgan Stanley Dean Witter Capital I, 4.60%, 3/25/33, CMO, FRN	Aaa/AAA	933,613
74	Residential Asset Securitization Trust, 5.373%, 3/25/33, CMO, FRN	NR/AAA	73,890
9,250	Residential Funding Mortgage Sec I, 4.706%, 3/25/35, CMO, VRN	Aaa/AAA	9,301,133
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,691	5.363%, 6/25/34, FRN	Aaa/AAA	1,691,375
68	5.45%, 1/25/36, VRN	NR/AAA	68,075
1,945	6.263%, 5/25/35, FRN	Aaa/AAA	1,930,366
345	7.323%, 10/25/34, VRN	Aaa/AAA	348,460
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
16,967	5.053%, 6/25/36	Aaa/AAA	16,466,871
8,088	5.093%, 5/25/36	Aaa/AAA	7,947,664
1,620	5.371%, 3/19/34	Aaa/AAA	1,616,821
1,971	5.391%, 12/19/33	Aaa/AAA	1,964,305
	Structured Asset Securities Corp., CMO, FRN,
429	5.071%, 2/25/34	Aaa/AAA	427,962
10	6.846%, 5/25/32	Aaa/AAA	10,362
	Washington Mutual, Inc., CMO, FRN,
39	5.143%, 12/25/45	Aaa/AAA	38,212
1,304	5.193%, 1/25/45	Aaa/AAA	1,283,365
1,130	5.243%, 11/25/34	Aaa/AAA	1,115,091
6,344	5.578%, 10/25/44	Aaa/AAA	6,292,388
	Wells Fargo Mortgage Backed Securities Trust, CMO,
12,200	4.320%, 7/25/35, FRN	Aaa/AAA	12,092,006
1,319	4.557%, 1/25/35, FRN	Aaa/NR	1,312,704
750	4.667%, 8/25/34, FRN	Aaa/AAA	731,277
582	5.00%, 6/25/18	Aaa/AAA	569,441
	Total Mortgage-Backed Securities (cost–$250,934,065)		249,053,153

10.31.07 | Fixed Income SHares—Series M Annual Report 37

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
ASSET-BACKED SECURITIES–3.6%
$1,471	Aames Mortgage Investment Trust, 5.273%, 10/25/35, FRN	NR/AAA	$1,461,734
908	ACE Securities Corp., 4.943%, 12/25/35, FRN	Aaa/AAA	906,158
92	Amortizing Residential Collateral Trust, 5.143%, 6/25/32, FRN	NR/AAA	89,806
1,757	Bayview Financial Asset Trust, 5.273%, 12/25/39, FRN (d)(g)	Aaa/NR	1,749,087
6,018	Bear Stearns Asset Backed Securities, Inc., 5.463%, 6/15/43, FRN	Aaa/AAA	5,971,827
72	Cendant Mortgage Corp., 5.979%, 7/25/43, VRN (d)	NR/NR	72,926
800	Community Program Loan Trust, 4.50%, 4/1/29	NR/AAA	749,687
	Countrywide Asset-Backed Certificates, FRN
9,945	4.963%, 1/25/46,	Aaa/AAA	9,755,111
553	5.343%, 11/25/33 (d)	Aaa/AAA	518,815
1,605	5.353%, 12/25/31	Aaa/AAA	1,559,864
465	Credit Suisse First Boston Mortgage Securities Corp.,
	5.123%, 1/25/43, FRN (d)	Aaa/AAA	464,911
1,228	Credit-Based Asset Servicing & Securitization, 5.323%, 11/25/33, FRN	Aaa/AAA	1,217,106
2,488	Denver Arena Trust, 6.94%, 11/15/19 (d)	NR/NR	2,469,099
64	EMC Mortgage Loan Trust, 5.243%, 5/25/40, FRN (d)	Aaa/AAA	63,286
	First Franklin Mortgage Loan Asset Backed Certificates, FRN,
103	5.253%, 10/25/34	Aaa/NR	99,547
5,730	5.273%, 4/25/35	Aa1/AA+	5,389,697
15	First Plus Home Loan Trust, 7.32%, 11/10/23	NR/AA+	14,684
56	Fremont Home Loan Owner Trust, 5.663%, 12/25/29, FRN	Aaa/AAA	54,954
	Green Tree Financial Corp.,
6,037	6.18%, 4/1/30	Ba3/NR	5,862,425
4,943	6.81%, 12/1/27, VRN	Ba1/BBB	4,898,859
1,470	6.87%, 4/1/30, VRN	Ba3/NR	1,467,076
1,000	7.06%, 2/1/31, VRN	NR/B−	782,438
993	7.40%, 6/15/27	A2/AA	1,037,383
435	7.55%, 1/15/29, VRN	NR/A+	460,012
582	Home Equity Asset Trust, 4.953%, 5/25/36, FRN (d)	Aaa/AAA	578,750
2,440	Long Beach Mortgage Loan Trust, 6.298%, 3/25/32, FRN	Aa2/NR	2,143,072
500	Madison Avenue Manufactured Housing Contract, 6.323%, 3/25/32, FRN	Baa1/A+	494,251
2,311	Mesa Trust Asset Backed Certificates, 5.273%, 12/25/31, FRN (d)	Aaa/AAA	2,285,937
1,685	Mid-State Trust, 6.005%, 8/15/37	Aaa/AAA	1,717,645
	Residential Asset Mortgage Products, Inc.,
5,000	5.634%, 1/25/34	Aaa/AAA	4,909,179
2,000	5.90%, 7/25/34	Aaa/AAA	1,934,327
	Residential Asset Securities Corp.,
3,000	5.303%, 3/25/35, FRN	Aa2/AA	2,978,247
382	7.14%, 4/25/32, VRN	Ba1/BBB	115,071
2,509	SACO I, Inc., 5.253%, 11/25/35, FRN	Aaa/AAA	2,407,732
	Total Asset-Backed Securities (cost–$68,907,661)		66,680,703

38 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS–0.8%
	California–0.3%
$5,000	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/30, Ser. A-2	Aa3/AA−	$5,145,950
	Ohio–0.5%
9,300	Buckeye Tobacco Settlement Financing Auth. Rev.,
	5.875%, 6/1/47, Ser. A-2	Baa3/BBB	9,028,719
	Total Municipal Bonds (cost–$13,980,931)		14,174,669
SHORT-TERM INVESTMENTS–4.3%
	U.S. Treasury Bills (k)–2.2%
38,905	3.39%-4.62%,11/29/07-12/13/07 (cost–$38,733,450)		38,733,450
	Corporate Notes–0.0%
	Banking–0.0%
¥ 60,000	Rabobank Nederland, 0.20%, 6/20/08 (cost–$505,645)	Aaa/AAA	518,094
	U.S. Government Agency Securities–0.0%
$39	Freddie Mac, 6.00%, 7/1/08, MBS (cost–$39,190)	Aaa/AAA	39,347
	Asset-Backed Securities–0.0%
2,000	NPF XII, Inc., 4.825%, 11/1/03, FRN (b)(d)(f)(g) (cost–$1,609,423)	NR/NR	—
	Repurchase Agreements–2.1%
35,000	Credit Suisse First Boston, dated 10/31/07, 4.40%, due 11/1/07, proceeds $35,004,278; collateralized by U.S. Treasury Bond, 3.625%, due 4/15/28, valued at $35,433,582 including accrued interest		35,000,000
3,683	State Street Bank & Trust Co., dated 10/31/07, 4.40%, due 11/1/07, proceeds $3,683,450; collateralized by Fannie Mae, 3.25% due 1/15/08, valued at $3,758,700 including accrued interest		3,683,000
	Total Repurchase Agreements (cost–$38,683,000)		38,683,000
	Total Short-Term Investments (cost–$79,570,708)		77,973,891
OPTIONS PURCHASED (l)–0.6%
Contracts/ Notional Amount
	Call Options–0.5%
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD LIBOR Floating Rate Index,
1,335,000,000	strike rate 4.50%, expires 12/19/08		8,507,287
	U.S. Dollar versus Japanese Yen (OTC)
4,300,000	strike price $104, expires 3/17/10		235,425
13,600,000	strike price $104, expires 3/17/10		744,804

10.31.07 | Fixed Income SHares—Series M Annual Report 39

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Contracts/ Notional Amount		Value
	Call Options (continued)
	U.S. Treasury Bond 5 yr. Futures (CBOT),
$6,000	strike price $124, expires 11/20/07	$93,750
	U.S. Treasury Notes 5 yr. Futures (CBOT),
8,443	strike price $121, expires 11/20/07	131,922
2,265	strike price $122, expires 11/20/07	35,391
150	strike price $123, expires 11/20/07	2,344
	U.S. Treasury Notes 10 yr. Futures (CBOT),
1,419	strike price $130, expires 11/20/07	22,172
		9,773,095
	Put Options–0.1%
	Fannie Mae (OTC),
227,000,000	strike price $84, expires 12/10/07	227
5,200,000	strike price $85.50, expires 12/5/07	—
29,600,000	strike price $86, expires 11/6/07	—
1,040,000,000	strike price $86.94, expires 12/5/07	10
200,000,000	strike price $88.53, expires 1/7/08	3,600
500,000,000	strike price $92.06, expires 1/7/08	33,500
	Financial Future Euro–90 day (CME),
6,400	strike price $91.25, expires 12/17/07	16
700	strike price $92, expires 12/17/07	2
12,344	strike price $92, expires 3/17/08	31
2,500	strike price $92.75, expires 3/17/08	6
1,228	strike price $93, expires 3/17/08	3
	U.S. Dollar versus Japanese Yen (OTC),
17,900,000	strike price $104, expires 3/17/10	677,947
	U.S. Treasury Notes 10 yr. Futures (CBOT),
1,074	strike price $109, expires 11/20/07	234,938
		950,280
	Total Options Purchased (cost–$12,947,762)	10,723,375
	Total Investments before options written (cost–$6,094,870,094)–337.3%	6,135,561,571
OPTIONS WRITTEN (l)–(0.6)%
	Call Options–(0.6)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
445,000,000	strike price $5, expires 12/19/08	(8,519,570)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
2,942	strike price $111, expires 2/22/08	(2,160,531)
		(10,680,101)

40 Fixed Income SHares—Series M Annual Report | 10.31.07

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2007 (continued)

Contracts/ Notional Amount			Value
	Put Options–(0.0)%
	Fannie Mae (OTC),
$200,000,000	strike price $99.88, expires 11/20/07		$(150,346)
	U.S. Treasury Notes Futures (CBOT),
2,942	strike price $106 expires 2/22/08		(643,562)
			(793,908)
	Total Options Written (premiums received–$12,853,823)		(11,474,009)
	Total Investments net of options written (cost–$6,082,016,271)	336.7%	6,124,087,562
	Other liabilities in excess of other assets	(236.7)	(4,305,063,605)
	Net Assets	100.0%	$1,819,023,957

See accompanying Notes to Financial Statements | 10.31.07 | Fixed Income SHares—Series M Annual Report 41

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
U.S. TREASURY BONDS & NOTES–126.2%
	U.S. Treasury Inflation Indexed Bonds & Notes (e)(j),
$11,934	0.875%, 4/15/10	NR/NR	$11,664,054
1,965	1.625%, 1/15/15	NR/NR	1,907,742
16,325	1.875%, 7/15/13	NR/NR	16,283,337
12,216	1.875%, 7/15/15	NR/NR	12,065,230
20,375	2.00%, 1/15/26	NR/NR	19,685,610
8,192	2.375%, 4/15/11	NR/NR	8,321,557
10,130	2.375%, 1/15/17	NR/NR	10,349,089
28,974	2.375%, 1/15/25	NR/NR	29,593,768
1,006	2.625%, 7/15/17	NR/NR	1,051,109
11,977	3.50%, 1/15/11	NR/NR	12,609,436
11,470	3.625%, 4/15/28	NR/NR	14,129,215
1,585	3.875%, 4/15/29	NR/NR	2,035,876
14,744	4.25%, 1/15/10	NR/NR	15,553,624
	Total U.S. Treasury Bonds & Notes (cost–$152,998,719)		155,249,647
U.S. GOVERNMENT AGENCY SECURITIES–78.2%
	Fannie Mae–72.5%
596	5.00%, 1/1/37, MBS	Aaa/AAA	572,648
299	5.00%, 5/1/37, MBS	Aaa/AAA	286,960
209	5.50%, 2/1/37, MBS	Aaa/AAA	206,430
20,941	5.50%, 3/1/37, MBS	Aaa/AAA	20,638,881
754	5.50%, 4/1/37, MBS	Aaa/AAA	743,587
600	5.50%, 5/1/37, MBS	Aaa/AAA	591,296
1,528	5.50%, 7/1/37, MBS	Aaa/AAA	1,505,857
1,441	5.50%, 9/1/37, MBS	Aaa/AAA	1,420,250
5,000	5.50%, TBA, MBS (e)	Aaa/AAA	4,927,345
1,793	6.00%, 9/1/22, MBS	Aaa/AAA	1,824,569
55	6.00%, 8/1/36, MBS	Aaa/AAA	55,672
556	6.00%, 9/1/36, MBS	Aaa/AAA	560,539
13,000	6.00%, 12/1/36, MBS	Aaa/AAA	13,100,226
8,000	6.00%, 3/1/37, MBS	Aaa/AAA	8,060,715
4,000	6.00%, 4/1/37, MBS	Aaa/AAA	4,030,359
749	6.00%, 6/1/37, MBS	Aaa/AAA	755,172
12,000	6.00%, 8/1/37, MBS	Aaa/AAA	12,091,090
17,650	6.00%, 10/1/37, MBS	Aaa/AAA	17,784,289
31	6.183%, 10/1/44, FRN, MBS	Aaa/AAA	31,767
			89,187,652
	Freddie Mac–2.3%
98	5.00%, 5/1/37, MBS	Aaa/AAA	93,722
411	5.00%, 6/1/37, MBS	Aaa/AAA	394,177
1,143	5.00%, 8/1/37, MBS	Aaa/AAA	1,097,331
145	5.00%, 9/1/37, MBS	Aaa/AAA	139,554

42 Fixed Income SHares—Series R Annual Report | 10.31.07

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Freddie Mac (continued)
$1,053	5.321%, 2/15/19, CMO, FRN	Aaa/AAA	$1,049,739
			2,774,523
	Government National Mortgage Association–3.4%
531	5.50%, 6/15/37, MBS	Aaa/AAA	528,052
68	5.50%, 8/15/37, MBS	Aaa/AAA	67,747
12	6.00%, 8/15/31, MBS	Aaa/AAA	12,012
587	6.00%, 9/15/34, MBS	Aaa/AAA	595,642
500	6.00%, 7/15/37, MBS	Aaa/AAA	505,902
279	6.50%, 9/15/36, MBS	Aaa/AAA	287,273
300	6.50%, 11/15/36, MBS	Aaa/AAA	308,261
1,367	6.50%, 8/15/37, MBS	Aaa/AAA	1,406,903
500	6.50%, 9/15/37, MBS	Aaa/AAA	514,013
			4,225,805
	Total U.S. Government Agency Securities (cost–$95,843,028)		96,187,980
CORPORATE BONDS & NOTES–6.8%
	Banking–2.1%
300	American Express Bank FSB, 6.00%, 9/13/17	Aa3/A+	303,371
200	American Express Centurion Bank, 6.00%, 9/13/17	Aa3/A+	202,098
600	Bank of America NA, 5.505%, 2/27/09, FRN	Aaa/AA+	598,660
	Barclays Bank PLC,
800	5.45%, 9/12/12	Aa1/AA	807,930
100	7.434%, 12/15/17, FRN (d)(i)	Aa3/A+	106,194
100	Rabobank Netherland, 5.263%, 1/15/09, FRN (d)	Aaa/AAA	99,902
€ 100	Royal Bank of Scotland Group PLC, 7.092%, 9/29/17, FRN (i)	Aa3/A	150,493
$300	Wachovia Bank N.A., 5.691%, 12/2/10, FRN	Aa1/AA	297,581
			2,566,229
	Financial Services–3.6%
300	Bear Stearns Cos., Inc., 6.95%, 8/10/12	A1/A+	312,523
100	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (d)(i)	NR/BBB−	96,698
600	Citigroup Funding, Inc., 5.228%, 12/28/09, FRN	Aa1/AA	598,391
800	Ford Motor Credit Co., 7.875%, 6/15/10	B1/B	771,670
100	General Electric Capital Corp., 5.744%, 12/12/08, FRN	Aaa/AAA	99,958
700	General Motors Acceptance Corp., 6.875%, 9/15/11	Ba1/BB+	645,658
100	Goldman Sachs Group, Inc., 6.75%, 10/1/37	A1/A+	100,699
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14	A1/A+	100,789
350	Longpoint Re Ltd., 10.944%, 5/8/10, FRN (b)(d)(g)	NR/BB+	360,658
400	Merna Reinsurance Ltd., 5.881%, 7/7/10, Ser. A, FRN (b)(d)	Aa2/NR	399,940
300	Mystic Re Ltd., 15.541%, 6/7/11, FRN (b)(d)(g)	NR/B+	315,690
600	Rockies Express Pipeline LLC, 6.438%, 8/20/09, FRN (d)	Baa2/BBB	600,226
			4,402,900

10.31.07 | Fixed Income SHares—Series R Annual Report 43

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Insurance–0.2%
$300	Residential Reins Ltd., 12.871%, 6/7/10, Ser. CL1, FRN (b)(d)(g)	NR/BB	$309,600
	Paper/Paper Products–0.4%
500	Weyerhaeuser Co., 6.21%, 9/24/09, FRN	Baa2/BBB	501,469
	Telecommunications–0.5%
600	BellSouth Corp., 4.24%, 4/26/21 (d)	A2/A	597,399
	Total Corporate Bonds & Notes (cost–$8,297,305)		8,377,597
SOVEREIGN DEBT OBLIGATIONS–3.7%
	Japan–3.3%
	Japanese Government CPI Linked Bond (j),
¥410,820	0.80%, 12/10/15, Ser. 6	A1/AA	3,495,036
¥ 60,300	1.20%, 6/10/17, Ser. 12	A1/NR	523,288
			4,018,324
	United Kingdom–0.4%
£ 100	United Kingdom Gilt Inflation Linked, 6.488%, 5/20/09 (j)	Aaa/AAA	543,933
	Total Sovereign Debt Obligations (cost–$4,562,240)		4,562,257
MORTGAGE-BACKED SECURITIES–1.1%
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
$439	4.125%, 3/25/35	Aaa/AAA	433,620
258	4.55%, 8/25/35	Aaa/AAA	257,644
	Citigroup Mortgage Loan Trust Inc, CMO, FRN,
159	4.248%, 8/25/35	Aaa/AAA	155,656
118	4.748%, 8/25/35	Aaa/AAA	117,536
59	Countrywide Home Loan Mortgage Pass-Through Trust,
	5.213%, 6/25/35, CMO, FRN (d)	Aaa/AAA	57,523
293	GSR Mortgage Loan Trust, 4.540%, 9/25/35, CMO, FRN	NR/AAA	290,618
	Total Mortgage-Backed Securities (cost–$1,301,350)		1,312,597
CONVERTIBLE BONDS–0.8%
	Oil & Gas–0.8%
900	Chesapeake Energy Corp., 2.50%, 5/15/37 (cost–$891,992)	Ba2/BB	1,005,750
ASSET-BACKED SECURITIES–0.5%
598	Bear Stearns Asset Backed Securities, Inc., 5.873%, 10/25/37, FRN	Aaa/AAA	595,352
68	Lehman XS Trust, 4.953%, 7/25/46, CMO, FRN	Aaa/AAA	67,307
3	Merrill Lynch Mortgage Investors, Inc., 4.953%, 1/25/37, FRN	Aaa/AAA	2,582
	Total Asset-Backed Securities (cost–$668,572)		665,241

44 Fixed Income SHares—Series R Annual Report | 10.31.07

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS–0.2%
	New York–0.1%
$100	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
	4.75%, 6/15/38, Ser. D	Aa2/AA+	$99,995
	West Virginia–0.1%
100	West Virginia Tobacco Settlement Finance Auth. Rev.,
	7.467%, 6/1/47, Ser. A	Baa3/BBB	98,951
	Total Municipal Bonds (cost–$194,913)		198,946
SHORT-TERM INVESTMENTS–8.0%
	Commercial Paper–4.1%
	Banking–2.7%
3,300	Rabobank USA Financial Co., 4.80%, 11/1/07	P-1/A-1+	3,300,000
	Financial Services–1.4%
1,700	UBS Finance LLC, 4.67%, 11/1/07	P-1/A-1+	1,700,000
	Total Commercial Paper (cost–$5,000,000)		5,000,000
	Corporate Notes–1.3%
	Banking–0.2%
200	Unicredit Luxembourg Finance S.A., 5.143%, 10/24/08, FRN (d)	Aa2/A+	199,577
	Financial Services–0.9%
1,100	Abbey National Treasury Services PLC, 5.67%, 7/2/08, VRN	NR/NR	1,100,414
	Multi-Media–0.2%
300	CSC Holdings, Inc., 7.875%, 12/15/07, Ser. B	B2/B+	301,125
	Total Corporate Notes (cost–$1,600,370)		1,601,116
	U.S. Treasury Bills (k)–1.2%
1,470	3.81%-4.62%,11/29/07-12/13/07 (cost–$1,463,774)	NR/NR	1,463,775
	Certificates of Deposit–0.3%
200	Royal Bank of Scotland PLC, 5.074%, 3/26/08, VRN	P-1/A-1+	199,860
200	Societe Generale, 5.079%, 3/26/08, VRN	NR/A-1+	200,026
	Total Certificates of Deposit (cost–$399,953)		399,886
	Repurchase Agreements–1.1%
1,430	State Street Bank & Trust Co., dated 10/31/07, 4.40%, due 11/1/07, proceeds $1,430,175 collateralized by Federal Home Loan Bank Discount Note, 4.509% due 11/16/07, valued at $1,462,070 including accrued interest (cost–$1,430,000)		1,430,000
	Total Short-Term Investments (cost–$9,894,097)		9,894,777

10.31.07 | Fixed Income SHares—Series R Annual Report 45

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2007 (continued)

Contracts/ Notional Amount		Value
OPTIONS PURCHASED (l)–0.1%
	Call Options–0.1%
	Euro versus U.S. Dollar (OTC),
$500,000	strike price $1.35, expires 6/26/08	$50,542
600,000	strike price $1.39, expires 7/8/10	53,500
	Financial Future Euro–90 day (CME),
53	strike price $97.50, expires 12/17/07	—
63	strike price $99, expires 3/17/08	—
	U.S. Treasury Bond Futures (CBOT),
134	strike price $136, expires 11/20/07	2,094
	U.S. Treasury Bond 5 yr. Futures (CBOT),
100	strike price $122.50, expires 11/20/07	1,563
	U.S. Treasury Inflation Index Bonds (OTC),
33,000,000	strike price $115, expires 11/20/07	33
		107,732
	Put Options–0.0%
	Euro versus U.S. Dollar (OTC),
500,000	strike price $1.35, expires 6/26/08	3,293
600,000	strike price $1.39, expires 7/8/10	19,628
	Fannie Mae (OTC),
48,000,000	strike price $89.55, expires 12/5/07	1
3,300,000	strike price $90.44, expires 12/5/07	—
	U.S. Treasury Inflation Index Bonds (OTC),
20,000,000	strike price $65.50, expires 12/14/07	20
20,000,000	strike price $71, expires 12/14/07	20
21,000,000	strike price $81, expires 1/11/08	21
10,000,000	strike price $83, expires 11/13/07	10
16,000,000	strike price $85.50, expires 12/14/07	16
10,000,000	strike price $90.50, expires 11/13/07	10
14,000,000	strike price $98, expires 12/14/07	14
	U.S. Treasury Notes 10 yr. Futures (CBOT),
244	strike price $98, expires 11/20/07	3,812
		26,845
	Total Options Purchased (cost–$141,368)	134,577
	Total Investments before options written (cost–$274,793,584)–225.6%	277,589,369

46 Fixed Income SHares—Series R Annual Report | 10.31.07

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2007 (continued)

Contracts/ Notional Amount			Value
OPTIONS WRITTEN (l)–(0.1)%
	Call Options–(0.1)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
$2,000,000	strike price $5.37, expires 9/20/10		$(63,182)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
126	strike price $111, expires 2/22/08		(92,531)
			(155,713)
	Put Options–(0.0)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD LIBOR Floating Rate Index,
2,000,000	strike price $5.37, expires 9/20/10		(59,938)
	Total Options Written (premiums received–$179,459)		(215,651)
	Total Investments net of options written (cost–$274,614,125)	225.5%	277,373,718
	Other liabilities in excess of other assets	(125.5)	(154,355,557)
	Net Assets	100.0%	$123,018,161

See accompanying Notes to Financial Statements | 10.31.07 | Fixed Income SHares—Series R Annual Report 47

Fixed Income SHares—
Schedule of Investments
October 31, 2007 (continued)

Notes to Schedules of Investments:

*	Unaudited.

(a)	Private Placement. Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $98,276,036, represents 5.21% of total investments in Series C.

(b)	Illiquid security.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the ‘‘LIBOR’’ or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of Senior Loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(d)	144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery security. To be settled/delivered after October 31, 2007.

(f)	Security in default.

(g)	Fair-valued security–Securities with an aggregate market value of $99,258,637 representing 5.26% of net assets, $2,736,631 representing 0.15% of net assets and $985,948 representing 0.80% of net assets for Series C, M and R, respectively have been fair valued.

(h)	Principal amount is less than $500.

(i)	Maturity date shown is date of next put.

(j)	Inflationary Bonds–Principal amount of security is adjusted for inflation.

(k)	All or partial amount segregated as collateral for futures contracts, options written, and/or swap securities.

(l)	Non-income producing.

(m)	All or partial amount segregated as collateral for reverse repurchase agreements.

(n)	Subject to Alternative Minimum Tax.

Glossary:

£ – British Pound

€ – Euros

¥ – Japanese Yen

ADR – American Depositary Receipt

BRL – Brazilian Real

CAD – Canadian Dollar

CBO – Collateralized Bond Obligation

CBOT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

CMO – Collateralized Mortgage Obligation

FGIC – insured by Financial Guaranty Insurance Co.

FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2007.

GO – General Obligation Bond

IO – Interest Only

LIBOR – London Inter-Bank Offered Rate

MBS – Mortgage-Backed Securities

NR – Not Rated

OTC – Over the Counter

Q-SBLF – Qualified School Bond Loan Fund

TBA – To Be Announced

VRN – Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2007.

48 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, H, M, R
Statements of Assets and Liabilities
October 31, 2007

	Series C	Series H	Series M	Series R
Assets:
Investments, at value (cost–$2,623,863,691, $2,920,501, $6,094,870,094 and $274,793,584, respectively)	$2,617,221,153	$2,845,985	$6,135,561,571	$277,589,369
Cash (including foreign currency for Series C, Series M and Series R with a value and cost of $78,211,909 and $76,906,767, $8,606 and $8,502 and $1,403,684 and $1,374,798, respectively)	80,237,307	365	280,088	1,438,021
Receivable for investments sold	787,826,873	—	585,067,628	93,873,901
Unrealized appreciation of swaps	65,050,092	—	70,275,025	343,774
Premiums for swaps purchased	34,303,320	—	53,016,246	355,899
Unrealized appreciation of forward foreign currency contracts	27,242,420	—	—	506,899
Interest and dividend receivable	25,449,857	47,389	21,380,731	1,801,206
Receivable for terminated swaps	13,011,946	—	—	12,100
Receivable for shares of beneficial interest sold	4,103,874	—	4,361,375	500,372
Unrealized appreciation on unfunded loan commitments	30,188	—	—	—
Other assets	8,222	—	—	220
Receivable for variation margin on futures contracts	—	4,000	12,139,317	—
Total Assets	3,654,485,252	2,897,739	6,882,081,981	376,421,761
Liabilities:
Payable for investments purchased	1,667,625,998	—	2,566,152,906	181,092,231
Unrealized depreciation of swaps	23,515,360	—	42,202,850	368,955
Premium for swaps sold	31,318,770	—	59,624,356	313,056
Options written, at value (premiums received– $21,720,337, $0, $12,853,823 and $179,459)	18,739,795	—	11,474,009	215,651
Payable for variation margin on futures contracts	8,927,972	—	—	118,496
Dividends payable	8,627,862	13,612	11,097,958	453,360
Unrealized depreciation of forward foreign currency contracts	6,659,299	—	874,985	175,424
Payable for short sales, (proceeds of $1,969,375, $0, $38,000,313 and $69,974,933, respectively)	1,987,812	—	38,278,908	70,277,825
Payable for shares of beneficial interest	857,782	—	700,130	—
Interest payable on short positions	—	—	—	388,602
Payable for reverse repurchase agreements	—	—	2,326,178,000	—
Interest payable on reverse repurchase agreements	—	—	6,473,922	—
Total Liabilities	1,768,260,650	13,612	5,063,058,024	253,403,600
Net Assets	$1,886,224,602	$2,884,127	$1,819,023,957	$123,018,161
Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$156,506	$300	$160,785	$12,053
Paid-in-capital in excess of par	1,797,893,815	2,999,700	1,812,826,887	126,514,284
Undistributed (Overdistributed) net investment income	(13,537,322)	—	3,206,757	200,137
Accumulated net realized loss	(14,582,974)	(35,780)	(57,349,880)	(7,196,308)
Net unrealized appreciation (depreciation) of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	116,294,577	(80,093)	60,179,408	3,487,995
Net Assets	$1,886,224,602	$2,884,127	$1,819,023,957	$123,018,161
Shares Outstanding	156,506,435	300,000	160,785,290	12,052,722
Net Asset Value, Offering Price and Redemption Price Per Share	$12.05	$9.61	$11.31	$10.21

See accompanying Notes to Financial Statements | 10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 49

Fixed Income SHares—Series C, H, M, R
Statements of Operations
Year ended October 31, 2007

	Series C	Series H*	Series M	Series R
Investment Income:
Interest (net of foreign withholding tax of $7,621 for Series C)	$91,617,022	$85,729	$117,605,011	$5,551,710
Other income	169,663	—	271,350	11,998
Dividends	93,181	—	—	—
Total Investment Income	91,879,866	85,729	117,876,361	5,563,708
Expenses:
Interest expense	—	—	20,773,237	—
Net Investment Income	91,879,866	85,729	97,103,124	5,563,708
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	27,846,686	(25,317)	10,001,220	(3,141,177)
Futures contracts	(9,714,492)	(10,463)	(40,338,455)	(215,682)
Options written	3,542,564	—	811,104	121,908
Swaps	(30,845,747)	—	(19,162,763)	(174,106)
Foreign currency transactions	(23,983,838)	—	(1,091,927)	(1,128,040)
Net change in unrealized appreciation/depreciation of: Investments	(20,868,001)	(74,516)	25,223,279	6,302,615
Futures contracts	47,903,810	(5,577)	(13,309,667)	450,681
Options written	3,022,672	—	1,379,814	(31,578)
Swaps	50,737,941	—	28,377,378	933,914
Unfunded loan commitments	30,188	—	—	—
Foreign currency transactions	25,649,183	—	(750,185)	609,331
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	73,320,966	(115,873)	(8,860,202)	3,727,866
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$165,200,832	$(30,144)	$88,242,922	$9,291,574

*	For the period April 2, 2007 (commencement of operations) through October 31, 2007.

50 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series C
Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Investment Operations:
Net investment income	$91,879,866	$56,813,047
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(33,154,827)	27,652,774
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	106,475,793	9,600,111
Net increase in net assets resulting from investment operations	165,200,832	94,065,932
Dividends and Distributions to Shareholders from:
Net investment income	(80,510,904)	(69,030,360)
Net realized gains	(31,371,385)	—
Total dividends and distributions to shareholders	(111,882,289)	(69,030,360)
Capital Share Transactions:
Net proceeds from the sale of shares	683,117,118	749,761,882
Cost of shares redeemed	(299,786,265)	(274,395,704)
Net increase in net assets from capital share transactions	383,330,853	475,366,178
Total increase in net assets	436,649,396	500,401,750
Net Assets:
Beginning of year	1,449,575,206	949,173,456
End of year (including distribution in excess/undistributed net investment income of $13,537,322 and $5,441,069, respectively)	$1,886,224,602	$1,449,575,206
Shares Issued and Redeemed:
Issued	59,522,262	65,438,024
Redeemed	(26,079,666)	(23,911,058)
Net Increase	33,442,596	41,526,966

See accompanying Notes to Financial Statements | 10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 51

Fixed Income SHares—Series H
Statement of Changes in Net Assets

For the period April 2, 2007* through October 31, 2007
Investment Operations:
Net investment income	$85,729
Net realized loss on investments and futures contracts	(35,780)
Net unrealized depreciation of investments and futures contracts	(80,093)
Net decrease in net assets resulting from investment operations	(30,144)
Dividends to Shareholders from Net investment income	(85,729)
Capital Share Transactions:
Net proceeds from the sale of shares	3,000,000
Total increase in net assets	2,884,127
Net Assets:
Beginning of period	—
End of period	$2,884,127
Shares Issued and Redeemed:
Issued	300,000
Redeemed	—
Net Increase	300,000

*	Commencement of operations.

52 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series M
Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Investment Operations:
Net investment income	$97,103,124	$59,534,976
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(49,780,821)	(4,684,408)
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	40,920,619	42,316,997
Net increase in net assets resulting from investment operations	88,242,922	97,167,565
Dividends to Shareholders from Net investment income	(95,090,473)	(60,921,854)
Capital Share Transactions:
Net proceeds from the sale of shares	666,159,963	753,120,265
Cost of shares redeemed	(294,433,112)	(277,417,874)
Net increase in net assets from capital share transactions	371,726,851	475,702,391
Total increase in net assets	364,879,300	511,948,102
Net Assets:
Beginning of year	1,454,144,657	942,196,555
End of year (including undistributed net investment income of $3,206,757 and $438,000, respectively)	$1,819,023,957	$1,454,144,657
Shares Issued and Redeemed:
Issued	59,108,083	68,230,195
Redeemed	(26,152,998)	(25,095,040)
Net Increase	32,955,085	43,135,155

See accompanying Notes to Financial Statements | 10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 53

Fixed Income SHares—Series R
Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Investment Operations:
Net investment income	$5,563,708	$8,088,145
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(4,537,097)	(1,689,157)
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	8,264,963	(2,882,306)
Net increase in net assets resulting from investment operations	9,291,574	3,516,682
Dividends to Shareholders from Net investment income	(5,622,968)	(8,195,315)
Capital Share Transactions:
Net proceeds from the sale of shares	57,993,142	101,778,033
Cost of shares redeemed	(93,436,266)	(77,756,074)
Net increase (decrease) in net assets from capital share transactions	(35,443,124)	24,021,959
Total increase (decrease) in net assets	(31,774,518)	19,343,326
Net Assets:
Beginning of year	154,792,679	135,449,353
End of year (including undistributed net investment income of $200,137 and $273,518, respectively)	$123,018,161	$154,792,679
Shares Issued and Redeemed:
Issued	5,876,195	10,155,549
Redeemed	(9,465,341)	(7,794,484)
Net Increase (Decrease)	(3,589,146)	2,361,065

54 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, H
Financial Highlights
For a share outstanding throughout each period:

	Year ended October 31,
Series C:	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.78	$11.64	$12.06	$11.62	$10.51
Investment Operations:
Net investment income	0.63	0.55	0.48	0.49	0.71
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	0.44	0.31	0.04	0.64	1.16
Total from investment operations	1.07	0.86	0.52	1.13	1.87
Dividends and Distributions to Shareholders from:
Net investment income	(0.56)	(0.72)	(0.54)	(0.51)	(0.71)
Net realized gains	(0.24)	—	(0.40)	(0.18)	(0.05)
Total dividends and distributions to shareholders	(0.80)	(0.72)	(0.94)	(0.69)	(0.76)
Net asset value, end of year	$12.05	$11.78	$11.64	$12.06	$11.62
Total Investment Return (1)	9.67%	7.69%	4.42%	10.14%	18.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,886,225	$1,449,575	$949,173	$575,175	$374,097
Ratio of operating expenses to average net assets (2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets (2)	5.60%	4.89%	4.08%	4.16%	6.11%
Portfolio turnover	750%	560%	510%	180%	297%

Series H:	For the period April 2, 2007* through October 31, 2007
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income	0.29
Net realized and unrealized gain on investments and futures contracts	(0.40)
Total from investment operations	(0.11)
Dividends to Shareholders from Net Investment Income:	(0.28)
Net asset value, end of period	$9.61
Total Investment Return (1)	(1.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,884
Ratio of operating expenses to average net assets (2)	0.00%#
Ratio of net investment income to average net assets (2)	5.04%#
Portfolio turnover	87%

*	Commencement of operations.

#	Annualized.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C and Series H, the Investment Manager or the Sub-Adviser. Participants in these programs pay a ‘‘wrap’’ fee to the sponsor of the program.

See accompanying Notes to Financial Statements | 10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 55

Fixed Income SHares—Series M, R
Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
Series M:	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.38	$11.12	$11.87	$11.48	$11.75
Investment Operations:
Net investment income	0.66	0.57	0.44	0.37	0.51
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(0.08)	0.27	(0.29)	0.65	0.23
Total from investment operations	0.58	0.84	0.15	1.02	0.74
Dividends and Distributions to Shareholders from:
Net investment income	(0.65)	(0.58)	(0.46)	(0.43)	(0.51)
Net realized gains	—	—	(0.44)	(0.20)	(0.50)
Total dividends and distributions to shareholders	(0.65)	(0.58)	(0.90)	(0.63)	(1.01)
Net asset value, end of year	$11.31	$11.38	$11.12	$11.87	$11.48
Total Investment Return (1)	5.26%	7.80%	1.32%	9.17%	6.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,819,024	$1,454,145	$942,197	$569,692	$368,612
Ratio of operating expenses to average net assets (2)(3)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets (3)	5.91%	5.11%	3.85%	3.21%	4.43%
Portfolio turnover	837%	928%	706%	894%	750%

	Year ended October 31,			For the period April 15, 2004* through October 31, 2004
Series R:	2007	2006	2005
Net asset value, beginning of period	$9.90	$10.20	$10.37	$10.00
Investment Operations:
Net investment income	0.43	0.54	0.50	0.26
Net realized and change in unrealized gain (loss) on investments , futures contracts, options written, swaps and foreign currency transactions	0.34	(0.29)	(0.16)	0.37
Total from investment operations	0.77	0.25	0.34	0.63
Dividends and Distributions to Shareholders from:
Net investment income	(0.46)	(0.55)	(0.50)	(0.26)
Net realized gains	—	—	(0.01)	—
Total dividends and distributions to shareholders	(0.46)	(0.55)	(0.51)	(0.26)
Net asset value, end of period	$10.21	$9.90	$10.20	$10.37
Total Investment Return (1)	8.05%	2.49%	3.30%	6.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$123,018	$154,793	$135,449	$3,114
Ratio of operating expenses to average net assets (3)	0.00%	0.00%	0.00%	0.00%#
Ratio of net investment income to average net assets (3)	4.36%	5.33%	5.28%	4.72%#
Portfolio turnover	825%	593%	175%	23%

*	Commencement of operations.

#	Annualized.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2007, 2006, 2005, 2004 and 2003 for Series M would have been 1.26%, 0.07%, 0.05%, 0.01% and 0.01%, respectively.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M and Series R, the Investment Manager or the Sub-Adviser. Participants in these programs pay a ‘‘wrap’’ fee to the sponsor of the program.

56 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

1. Organization and Significant Accounting Policies

Fixed Income SHares (the ‘‘Trust’’), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Series C, Series H, Series M, Series R (the ‘‘Portfolios’’) and the Allianz Dresdner Daily Asset Fund. These financial statements relate to Series C, Series H, Series M and Series R. The financial statements for Allianz Dresdner Daily Asset Fund are provided separately. Series H commenced operation on April 2, 2007. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’) serves as the Portfolios’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial service company. The Portfolios are authorized to issue an unlimited number of shares of beneficial interest at $0.001 par value.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios based upon events that have not yet been asserted. However, the Portfolios expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. For Series C, M and R the Portfolios’ management is evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolios’ financial statements. These Portfolios will be required to comply with the Interpretation by April 30, 2008. For Series H, the Portfolio’s management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at October 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Portfolios are in the process of reviewing SFAS 157 against their current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Portfolios:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Portfolios’ investments in senior floating rate loans (‘‘Senior Loans’’) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Portfolios’ Board of Trustees (which include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan). Exchange

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 57

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

1. Organization and Significant Accounting Policies (continued)

traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Funds. The Portfolios’ net asset values are normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

(c) Federal Income Taxes

The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions

Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Option Transactions

The Portfolios may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of their investment strategy. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

58 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

1. Organization and Significant Accounting Policies (continued)

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

(g) Credit Default/Interest Rate Swaps

The Portfolios may enter into credit default and/or interest rate swap contracts (‘‘swaps’’) for investment purposes, to manage their interest rate credit default and credit risk or to add leverage.

As a seller in the credit default swap contract, the Portfolios would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Portfolios would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolios would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Portfolios would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Portfolios would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Portfolios would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Portfolios are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation in the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Portfolios’ Statements of Operations. For a credit default swap sold by the Portfolios, payment of the agreed upon amount made by the Portfolios in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Portfolios, the agreed upon amount received by the Portfolios in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Portfolios.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(h) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 59

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

1. Organization and Significant Accounting Policies (continued)

equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(i) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Series C, Series M and Series R may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. These Portfolios may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(j) Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(k) Repurchase Agreements

The Portfolios enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell at an agreed upon price and date (‘‘repurchase agreements’’). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(l) Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash. Unless the Portfolios cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(m) When-Issued/Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set

60 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

1. Organization and Significant Accounting Policies (continued)

aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining their net asset values. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Portfolios do not participate in future gains and losses with respect to the security.

(n) Stripped Mortgage Backed Securities (‘‘SMBS’’)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolios may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

(o) Restricted Securities

The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Short Sales

Short sale transactions involve the Portfolios selling securities it does not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(q) Senior Loans

The Portfolios purchase assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the ‘‘Agent’’) for a lending syndicate of financial institutions (the ‘‘Lender’’). When purchasing an assignment, the Portfolios succeed all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

2. Investment Manager/Sub-Adviser/Administrator/Distributor

(a) Investment Manager/Sub-Adviser

Allianz Global Investors Fund Management LLC (‘‘Investment Manager’’) serves in its capacity pursuant to an Investment Management Agreement with the Trust. Pursuant to a Portfolio Management Agreement, the Investment Manager employs Pacific Investment Management Company LLC (‘‘PIMCO’’ or the ‘‘Sub-Adviser’’), an affiliate of the Investment Manager, to serve as sub-adviser and provide investment advisory services to the Portfolios. The Investment Manager receives no investment management or other fees from the Portfolios and at its own expense pays the fees of the Sub-Adviser. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a ‘‘wrap fee’’ to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Adviser directly for their services under the Investment Management Agreement or Portfolio Management Agreement, respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator

The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (‘‘Administration Agreement’’) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit,

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 61

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

2. Investment Manager/Sub-Adviser/Administrator/Distributor (continued)

custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor

Allianz Global Investors Distributors LLC (‘‘the Distributor’’), an affiliate of the Investment Manager, serves as the distributor of the Trust’s shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolios pays the Distributor.

3. Investment in Securities

Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2007 were:

	U.S. Government Agency		All Other
	Purchases	Sales	Purchases	Sales
Series C:	$7,400,345,639	$7,123,247,145	$8,867,969,099	$8,030,717,325
Series H:	—	—	5,207,259	2,274,483
Series M:	38,761,497,667	36,213,110,818	624,962,714	215,080,908
Series R:	2,089,656,038	2,120,911,765	18,649,880	10,098,813

(a) Futures contracts outstanding at October 31, 2007:

Series C:

	Type	Contracts	Market Value (000)		Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Canadian Dollar 10 yr. Bond Futures	146	$17,338		12/18/07	$187,946
	Euribop Futures	6,009	109		12/17/07	(25,577)
	Euribor Futures	2,997	1,036,066		3/17/08	(609,390)
	Euribor Futures	3,001	1,037,883		6/16/08	(877,769)
	Euribor Futures	1,000	345,972		9/15/08	(239,525)
	Euro Bobl 5 yr. Futures	8,980	17,517		12/6/07	(39,490)
	Euro Bund 10 yr. Futures	2,270	33		12/6/07	—
	Euro-Schatz 2 yr. Futures	21,254	154		12/6/07	(23)
	Financial Future British Pound—90 day	994	243,476		6/18/08	146,347
	Financial Future British Pound—90 day	6,729	1,650,508		9/17/08	6,746,554
	Financial Future British Pound—90 day	7,992	1,961,546		12/17/08	3,732,976
	Financial Future British Pound—90 day	7,590	1,863,077		3/18/09	4,979,735
	Financial Future British Pound—90 day	5,775	1,417,258		6/17/09	3,326,630
	Financial Future Euro—90 day	12,752	3,044,699		3/17/08	20,782,140
	Financial Future Euro—90 day	2,721	650,455		6/16/08	1,828,162
	Financial Future Euro—90 day	12,940	3,095,572		9/15/08	11,824,398
	Financial Future Euro—90 day	2,795	668,704		12/15/08	5,395,551
	Financial Future Euro—90 day	2,597	621,040		3/16/09	4,839,412
	Financial Future Euro—90 day	277	66,175		6/15/09	283,925
	United Kingdom—90 day	11,388	148		3/19/08	(10,559)
	United Kingdom—90 day	8,036	—	+	6/18/08	(108,659)

+ Market Value less than $500.

62 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

	Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Short:	Euro Bund 10 yr. Futures	(2,024)	$(331,856)	12/6/07	$(3,114,881)
	Euro-Schatz 2 yr. Futures	(10,683)	(1,595,177)	12/6/07	4,505,950
	U.S. Treasury Bond Futures	(3,611)	(406,576)	12/19/07	(3,119,401)
	U.S. Treasury Notes 5 yr. Futures	(4,019)	(431,415)	12/31/07	(4,213,680)
	U.S. Treasury Notes 10 yr. Futures	(352)	(38,726)	12/19/07	(105,644)
					$56,115,128

Series H:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Depreciation
Short:	U.S. Treasury Bond Futures	(4)	$(450)	12/19/07	$(5,577)

Series M:

	Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Future Euro—90 day	743	$177,744	9/15/08	$1,276,860
	Financial Future Euro—90 day	261	62,444	12/15/08	448,534
	U.S. Treasury Bond Futures	492	55,396	12/19/07	634,219
Short:	Financial Future Euro—90 day	(12,752)	(3,044,700)	3/17/08	960,098
	Financial Future Euro—90 day	(32)	(7,652)	3/16/09	(44,000)
	U.S. Treasury Notes 5 yr. Futures	(14,593)	(1,566,467)	12/31/07	(11,678,825)
	U.S. Treasury Notes 10 yr. Futures	(3,741)	(411,569)	12/19/07	(532,164)
					$(8,935,278)

Series R:

	Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Future British Pound—90 day	70	$17,108	3/19/08	$(46,672)
	Financial Future British Pound—90 day	129	31,598	6/18/08	(4,200)
	Financial Future British Pound—90 day	16	3,925	9/17/08	(3,306)
	Financial Future British Pound—90 day	18	4,418	12/17/08	(981)
	Financial Future British Pound—90 day	4	982	3/18/09	(376)
	Financial Future British Pound—90 day	4	982	6/17/09	(488)
	Financial Future Euro—90 day	73	17,465	12/15/08	75,244
	Financial Future Euro—90 day	189	45,197	3/16/09	335,197
	Financial Future Euro—90 day	103	24,607	6/15/09	147,249
	Financial Future Euro—90 day	46	10,978	9/14/09	19,507
	Japanese Yen 10 yr. Future	1	1,180	12/11/07	5,635
	United Kingdom—90 day	218	3	3/19/08	(185)
	United Kingdom—90 day	109	—	6/18/08	(1,563)
	U.S. Treasury Notes 10 yr. Futures	289	31,795	12/19/07	427,112

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 63

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

	Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Short:	Euribor Futures	(11)	$(3,805,696)	9/15/08	$7,266
	Euribor Futures	(12)	(4,152,754)	12/16/08	3,520
	Euribor Futures	(2)	(692,343)	3/16/09	364
	Euribor Futures	(2)	(692,415)	6/15/09	113
	Financial Future Euro—90 day	(29)	(6,906)	12/17/07	17,400
	Financial Future Euro—90 day	(29)	(6,924)	3/17/08	2,900
	Financial Future Euro—90 day	(59)	(14,104)	6/16/08	(39,300)
	Financial Future Euro—90 day	(2)	(478)	9/15/08	(2,505)
	U.S. Treasury Bond Futures	(168)	(18,916)	12/19/07	(239,409)
	U.S. Treasury Notes 5 yr. Futures	(100)	(10,734)	12/31/07	(15,625)
					$686,897

(b) Transactions in options written for the year ended October 31, 2007:

Series C:	Contracts/Notional	Premiums
Options outstanding, October 31, 2006	64,001,880	$1,250,688
Options written	2,380,733,630	26,864,723
Options terminated in closing transactions	(244,016,040)	(6,395,074)
Options outstanding, October 31, 2007	2,200,719,470	$21,720,337

Series M:	Contracts/Notional	Premiums
Options outstanding, October 31, 2006	—	$—
Options written	816,008,826	14,318,051
Options terminated in closing transactions	(171,002,942)	(1,464,228)
Options outstanding, October 31, 2007	645,005,884	$12,853,823

Series R:	Contracts/Notional	Premiums
Options outstanding, October 31, 2006	62	$29,714
Options written	4,000,553	344,543
Options terminated in closing transactions	(310)	(136,099)
Options exercised	(179)	(58,699)
Options outstanding, October 31, 2007	4,000,126	$179,459

64 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

(c) Credit default swaps contracts outstanding at October 31, 2007:

Series C:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Bank of America
Dow Jones CDX	$66,100	6/20/12	(2.75)%	$69,462
Goldman Sachs
Anadarko Petroleum	3,700	3/20/08	0.15%	1,516
Autozone	2,400	6/20/12	(0.34)%	(5,545)
Centex	2,300	3/20/17	(0.849)%	279,023
Chesapeake Energy	1,500	3/20/14	1.32%	(16,763)
Commerbank AG	€33,300	9/20/12	(0.52)%	77,542
Commerbank AG	33,300	9/20/12	(0.55)%	10,900
ConAgra Foods	$1,500	6/20/12	(0.299)%	(6,616)
CSC Holdings	5,000	12/20/07	(0.55)%	4,280
Dexia Credit	€16,500	9/20/12	(0.42)%	(49,064)
Dow Jones CDX	$59,300	6/20/17	(0.60)%	895,240
Federated Department Stores, Inc.	300	6/20/12	(0.53)%	5.234
Ford Motor Credit	15,000	12/20/07	0.81%	(24,345)
Ford Motor Credit	10,000	3/20/08	1.30%	(49,558)
Ford Motor Credit	6,500	9/20/12	5.60%	197,212
GMAC	5,000	9/20/12	4.80%	14,410
GMAC	16,800	9/20/12	5.40%	376,663
International Paper	3,000	6/20/10	0.78%	45,725
Kohl’s	2,400	6/20/12	(0.22)%	24,896
Lehman Brothers	72,300	9/20/08	0.18%	(583,512)
Morgan Stanley	59,900	9/20/08	0.17%	(238,777)
Morgan Stanley	5,600	9/20/12	0.90%	47,952
Nordstrom	2,200	6/20/11	(0.18)%	4,905
Pulte Homes	7,000	6/20/12	(1.17)%	563,126
Pulte Homes	10,000	6/20/12	(1.26)%	771,773
Pulte Homes	2,300	3/20/17	(0.859)%	285,866
Southwest Airlines	2,000	6/20/11	(0.29)%	397
VF	2,400	6/20/12	(0.22)%	(1,969)
Weyerhaeuser	2,300	3/20/17	(1.018)%	12,721
Whirlpool	700	6/20/12	(0.63)%	(6,066)
Lehman Brothers
Bear Stearns	9,400	9/20/12	0.48%	(214,412)
Centex	4,000	6/20/12	(1.169)%	284,935
Chesapeake Energy	2,300	3/20/14	1.16%	(45,541)
Dow Jones CDX	13,300	6/20/12	(1.40)%	19,354
Dow Jones CDX	15,000	12/20/12	(2.45)%	5,864
Federal Republic of Brazil	4,400	7/20/13	2.02%	270,434

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 65

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Ford Motor Credit	$20,000	3/20/08	0.75%	$(154,000)
Ford Motor Credit	16,900	9/20/12	5.15%	253,670
Ford Motor Credit	5,300	9/20/12	5.55%	151,776
GMAC	15,000	3/20/08	0.75%	(171,821)
GMAC	10,000	3/20/08	1.05%	(99,662)
GMAC	2,500	3/20/08	1.55%	(18,713)
GMAC	8,500	9/20/12	4.80%	24,497
GMAC	12,300	9/20/12	5.60%	355,879
Goldman Sachs	9,800	9/20/12	0.585%	4,686
International Paper	1,000	6/20/12	(0.45)%	(3,689)
LCDX	12,000	6/20/12	1.20%	(120,389)
Lennar	6,800	6/20/12	(1.09)%	587,129
Masco	9,600	6/20/12	(0.589)%	63,749
MeadWestvaco	1,000	6/20/12	(0.51)%	6,392
Merrill Lynch	3,300	12/20/12	(0.83)%	1,018
Nordstrom	600	6/20/12	(0.179)%	2,988
Pemex	8,000	3/20/09	0.34%	9,730
Proctor & Gamble	40,200	9/20/08	0.07%	11,206
Reynolds American	1,800	6/20/12	1.00%	31,242
Toll Brothers	5,500	6/20/12	(1.08)%	225,622
Toll Brothers	2,300	3/20/17	(1.20)%	112,975
United Mexican States	7,500	3/20/09	0.24%	4,720
United Mexican States	1,000	1/20/17	0.67%	6,786
Weyerhaeuser	700	6/20/12	(0.45)%	6,803
Merrill Lynch & Co.
Apache	4,500	6/20/10	0.39%	29,348
Burlington Northern & Santa Fe Railway	5,900	12/20/12	(0.23)%	(17,592)
Burlington Northern & Santa Fe Railway	5,700	12/20/12	(0.25)%	(1,376)
Canadian Natural Resources	1,800	3/20/10	0.32%	5,484
Centex	4,500	3/20/12	(0.45)%	421,612
Dow Jones CDX	9,600	6/20/12	(1.40)%	32,693
Ford Motor Credit	1,100	9/20/10	3.80%	(18,996)
Ford Motor Credit	3,800	9/20/12	5.53%	106,232
General Electric	1,800	6/20/10	0.30%	2,717
GMAC	7,000	9/20/12	5.43%	163,781
JPMorgan Chase	3,000	9/20/12	0.39%	3,795
Lennar	4,700	3/20/12	(0.58)%	475,899
Norfolk Southern	3,800	12/20/12	(0.24)%	2,576
Norfolk Southern	11,000	12/20/12	(0.27)%	(7,907)
Pulte Homes	2,500	3/20/12	(0.45)%	257,885
Toll Brothers	3,900	3/20/12	(0.89)%	180,462
Union Pacific	4,300	12/20/12	(0.25)%	4,835
Union Pacific	2,600	12/20/12	(0.27)%	512

66 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
XTO Energy	$1,300	3/20/10	0.38%	$6,123
Morgan Stanley
Altria Group	2,500	12/20/10	0.95%	52,689
Bank of America	3,000	9/20/12	0.28%	(11,261)
Black & Decker	7,800	12/20/12	(0.40)%	21,769
Black & Decker	8,700	12/20/12	(0.42)%	16,284
Citigroup	3,000	9/20/12	0.28%	(20,363)
ConocoPhillips	4,700	3/20/11	0.23%	11,067
Darden Restaurants	2,500	6/20/12	(0.49)%	(5,042)
Dow Jones CDX	25,200	12/20/16	(0.65)%	416,574
Dow Jones CDX	486,000	6/20/17	(0.60)%	7,268,211
Glitnir Banki	20,000	6/20/12	(0.29)%	518,131
GMAC	3,000	3/20/08	0.60%	(36,597)
Inco	9,000	12/20/11	(0.50)%	(93,757)
International Paper	8,500	6/20/12	(0.32)%	16,080
Liz Claiborne	3,300	6/20/12	(0.48)%	85,504
MeadWestvaco	7,700	6/20/12	(0.54)%	39,377
Office Depot	2,400	6/20/12	(0.45)%	50,002
Republic of Indonesia	7,700	3/20/09	0.46%	(6,633)
Republic of Peru	7,700	3/20/09	0.32%	(7,272)
Russian Federation	8,000	3/20/09	0.31%	(19,861)
Sherwin-Williams	6,900	12/20/12	(0.26)%	7,683
Sherwin-Williams	9,200	12/20/12	(0.28)%	1,719
Staples	5,000	12/20/12	(0.35)%	23,367
Time Warner	5,000	9/20/10	0.58%	45,452
Ukraine	7,700	3/20/09	0.66%	(21,289)
Vale Overseas	9,000	12/20/11	0.70%	40,583
Walt Disney	1,400	6/20/11	(0.18)%	(1,553)
Weyerhaeuser	4,500	6/20/12	(0.44)%	45,646
Whirlpool	2,300	3/20/17	(0.78)%	(15,744)
				$14,388,705

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 67

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Series M:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs
MeadWestvaco	$2,900	6/20/12	(0.519)%	$17,425
Lehman Brothers
International Paper	3,400	6/20/12	(0.46)%	(14,002)
Weyerhaeuser	3,400	6/20/12	(0.47)%	30,148
Merrill Lynch & Co.
Dow Jones CDX	66,100	6/20/12	3.614%	5,070,848
Morgan Stanley
Dow Jones CDX	64,300	12/20/12	(0.60)%	71,488
Dow Jones CDX	52,500	12/20/12	(1.40)%	795,522
				$5,971,429
Series R:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs
GMAC	$600	9/20/08	(5.05)%	$(6,560)
GMAC	300	6/20/11	3.40%	(9,995)
GMAC	100	9/20/12	3.05%	(5,411)
GMAC	600	9/20/12	5.35%	12,475
Lehman Brothers
Dow Jones CDX	200	6/20/12	2.30%	3,067
Merrill Lynch & Co.
Dow Jones CDX	300	6/20/12	2.75%	5,497
GMAC	100	9/20/12	(4.80)%	(288)
Morgan Stanley
Ford Motor Credit	100	9/20/12	3.80%	(3,098)
Goldman Sachs	100	9/20/12	0.75%	780
Russian Federation	1,000	12/20/07	0.26%	777
				$(2,756)

68 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

(d) Interest rate swap agreements outstanding at October 31, 2007:

Series C:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	€20,800	9/19/09	6-month EUR-LIBOR	4.00%	$(129,710)
Goldman Sachs	$160,000	12/19/09	3-Month USD-LIBOR	5.00%	2,240,784
Goldman Sachs	€5,900	3/30/12	5-Year French CPI Ex Tobacco Daily Reference Index	1.96%	(36,968)
Goldman Sachs	$1,665,500	12/19/12	3-Month USD-LIBOR	5.00%	16,583,415
Goldman Sachs	£6,400	12/15/35	4.00%	6-Month GBP-LIBOR	478,006
Lehman Brothers	€103,600	3/19/10	6-month EUR-LIBOR	4.50%	(435,486)
Lehman Brothers	AUD 34,000	6/15/10	6-Month Australian Bank Bill	7.00%	(310,148)
Lehman Brothers	$202,400	12/19/12	3-Month USD-LIBOR	5.00%	6,352,110
Lehman Brothers	176,500	12/19/14	5.00%	3-Month USD-LIBOR	(6,155,808)
Lehman Brothers	AUD 72,100	6/15/17	6.75%	6-Month Australian Bank Bill	259,319
Lehman Brothers	$92,400	12/19/17	5.00%	3-Month USD-LIBOR	(4,556,415)
Lehman Brothers	£118,000	12/15/35	4.00%	6-Month GBP-LIBOR	9,290,135
Merrill Lynch & Co.	BRL 151,000	1/4/10	BRL-CDI-Compounded	12.948%	1,601,599
Merrill Lynch & Co.	CAD 368,400	6/20/12	3-Month Canadian Bank Bill	5.00%	(104,612)
Merrill Lynch & Co.	CAD 600,000	6/20/12	3-Month Canadian Bank Bill	5.00%	(347,245)
Merrill Lynch & Co.	MXN 750,000	11/4/16	28-Day Mexico Interbank TIIE Banxico	8.17%	(1,225,699)
Merrill Lynch & Co.	CAD 677,700	6/20/17	5.50%	3-Month Canadian Bank Bill	610,326
Merrill Lynch & Co.	$700	12/15/24	6.00%	3-Month USD-LIBOR	(19,691)
Merrill Lynch & Co.	CAD 9,200	6/15/27	3-Month Canadian Bank Bill	4.50%	(582,114)
Morgan Stanley	NZD 110,345	6/15/09	3-Month New Zealand Bank Bill	7.25%	(1,696,258)
Morgan Stanley	$260,500	12/19/09	3-Month USD-LIBOR	5.00%	2,072,376
Morgan Stanley	€420,500	12/19/09	6-month EUR-LIBOR	4.00%	(2,140,421)
Morgan Stanley	BRL 138,000	1/4/10	BRL-CDI-Compounded	12.78%	1,389,013
Morgan Stanley	€342,800	3/19/10	6-month EUR-LIBOR	4.50%	(1,630,263)
Morgan Stanley	AUD 233,000	6/15/10	6-Month Australian Bank Bill	7.00%	(1,851,068)
Morgan Stanley	$580,500	12/19/12	3-Month USD-LIBOR	5.00%	5,597,135
Morgan Stanley	MXN 109,000	11/4/16	28-Day Mexico Interbank TIIE Banxico	8.17%	(197,769)
Morgan Stanley	AUD 59,900	6/15/17	6.50%	6-Month Australian Bank Bill	1,050,898
Morgan Stanley	$17,500	6/20/22	3-Month USD-LIBOR	5.00%	125,132
Morgan Stanley	£85,200	12/15/35	4.00%	6-Month GBP-LIBOR	915,454
					$27,146,027

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 69

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Series M:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	$1,184,100	12/21/16	5.00%	3-Month USD-LIBOR	$10,096,948
Goldman Sachs	131,000	12/19/17	5.00%	3-Month USD-LIBOR	492,900
Goldman Sachs	90,000	12/15/35	3-Month USD-LIBOR	5.00%	(1,762,929)
Lehman Brothers	1,088,500	12/19/12	3-Month USD-LIBOR	5.00%	34,141,290
Lehman Brothers	65,000	12/19/14	5.00%	3-Month USD-LIBOR	(2,267,011)
Morgan Stanley	75,000	6/20/09	5.00%	3-Month USD-LIBOR	(397,757)
Morgan Stanley	42,800	12/21/16	5.00%	3-Month USD-LIBOR	374,072
Morgan Stanley	752,300	12/19/17	5.00%	3-Month USD-LIBOR	(37,761,151)
Morgan Stanley	238,100	12/19/37	3-Month USD-LIBOR	5.00%	19,184,384
					$22,100,746

Series R:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	$6,200	12/19/09	3-Month USD-LIBOR	5.00%	$86,830
Goldman Sachs	€2,300	12/15/11	5-Year French CPI Ex Tobacco Daily Reference Index	1.976%	144
Goldman Sachs	€2,400	3/15/12	5-Year French CPI Ex Tobacco Daily Reference Index	1.995%	(5,855)
Goldman Sachs	€6,600	3/30/12	5-Year French CPI Ex Tobacco Daily Reference Index	1.96%	(41,354)
Goldman Sachs	€500	6/17/15	4.50%	6-month EUR-LIBOR	55,776
Goldman Sachs	£2,500	9/15/15	5.00%	6-Month GBP-LIBOR	75,894
Goldman Sachs	¥50,000	12/20/16	2.00%	6-Month JPY-LIBOR	(7,320)
Lehman Brothers	$2,500	12/19/12	3-Month USD-LIBOR	5.00%	78,524
Lehman Brothers	$800	12/19/14	5.00%	3-Month USD-LIBOR	(27,902)
Lehman Brothers	100	12/19/17	5.00%	3-Month USD-LIBOR	(5,144)
Morgan Stanley	¥400,000	3/18/09	6-Month JPY-LIBOR	1.00%	9,161
Morgan Stanley	AUD 3,200	12/15/09	6-Month Australian Bank Bill	7.00%	(11,803)
Morgan Stanley	$500	12/19/09	3-Month USD-LIBOR	5.00%	3,978
Morgan Stanley	BRL 7,700	1/2/12	Brazilian Real- CDI-Compounded	10.115%	(48,826)
Morgan Stanley	€100	6/15/17	4.00%	6-Month EUR-LIBOR	6,821
Morgan Stanley	AUD 400	12/15/17	6.75%	6-Month Australian Bank Bill	4,050
Morgan Stanley	$3,900	12/19/17	5.00%	3-Month USD-LIBOR	(195,399)
					$(22,425)

70 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Series C and Series M received $64,500,000 and $29,500,000 par value, respectively, in U.S. Treasury Bills as collateral for swap contracts.

(e) Forward foreign currency contracts outstanding at October 31, 2007:

Series C:

	U.S.$ Value Origination Date	U.S.$ Value October 31, 2007	Unrealized Appreciation (Depreciation)
Purchased:
101,000,000 Australian Dollar settling 11/8/07	$90,748,735	$93,559,382	$2,810,647
16,762,000 Australian Dollar settling 11/15/07	15,385,572	15,521,009	135,437
41,099,516 Australian Dollar settling 11/21/07	37,081,216	38,043,773	962,557
5,471,202 Brazilian Real settling 11/5/07	2,856,130	3,142,924	286,794
213,045,930 Brazilian Real settling 3/4/08	109,622,754	120,447,953	10,825,199
19,784,803 Brazilian Real settling 7/2/08	10,142,298	11,003,378	861,080
14,830,000 £ settling 11/1/07	29,823,130	30,806,086	982,956
511,455,000 Chilean Peso settling 3/13/08	969,124	1,035,530	66,406
20,100,000 € settling 11/5/07	28,656,248	29,082,137	425,889
25,496,000 Indian Rupee settling 11/29/07	622,309	647,411	25,102
146,685,603 Indian Rupee settling 5/12/08	3,590,378	3,697,867	107,489
466,012,050 Indian Rupee settling 5/27/08	11,515,000	11,741,764	226,764
8,497,634,000 ¥ settling 12/13/07	74,462,594	74,084,191	(378,403)
185,385,711 Mexican Peso settling 3/13/08	16,761,889	17,139,180	377,291
1,198,852,298 Mexican Peso settling 7/10/08	105,303,906	109,689,758	4,385,852
25,061,000 Norwegian Krone settling 12/6/07	4,312,534	4,645,503	332,969
711,818 New Zealand Dollar settling 11/1/07	544,231	547,436	3,205
711,818 New Zealand Dollar settling 11/29/07	547,317	545,815	(1,502)
12,499,066 Polish Zlotty settling 3/13/08	4,325,834	4,978,200	652,366
15,987,838 Polish Zlotty settling 7/10/08	5,821,168	6,349,768	528,600
3,376,458 Russian Ruble settling 11/2/07	127,174	136,822	9,648
170,468,800 Russian Ruble settling 12/10/07	6,551,784	6,892,567	340,783
86,346,250 Russian Ruble settling 1/11/08	3,350,000	3,487,600	137,600
2,278,757,817 Russian Ruble settling 7/10/08	90,083,782	91,551,291	1,467,509
1,237,119 Singapore Dollar settling 2/20/08	831,225	860,020	28,795
15,657,750 Singapore Dollar settling 5/22/08	10,543,151	10,936,358	393,207
2,596,750 South African Rand settling 3/13/08	359,820	388,358	28,538
1,313,303,400 South Korean Won settling 1/30/08	1,443,113	1,462,839	19,726
7,074,320,500 South Korean Won settling 5/30/08	7,585,546	7,890,240	304,694
3,271,926,190 South Korean Won settling 8/4/08	3,562,738	3,650,328	87,590
6,083,304 Taiwan Dollar settling 11/15/07	184,568	188,061	3,493
Sold:
642,000 Australian Dollar settling 11/8/07	575,874	594,704	(18,830)
3,727,804 Australian Dollar settling 11/15/07	3,349,022	3,451,812	(102,790)
4,075,000 Australian Dollar settling 12/13/07	3,737,834	3,767,438	(29,604)
5,471,202 Brazilian Real settling 11/5/07	3,026,108	3,142,924	(116,816)
51,473,000 £ settling 11/1/07	103,496,506	106,924,000	(3,427,494)

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 71

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

	U.S.$ Value Origination Date	U.S.$ Value October 31, 2007	Unrealized Appreciation (Depreciation)
36,643,000 £ settling 12/20/07	$75,625,656	$75,997,916	$(372,260)
2,505,000 Canadian Dollar settling 11/1/07	2,470,987	2,637,405	(166,418)
2,208,000 Canadian Dollar settling 12/20/07	2,324,607	2,325,227	(620)
62,138,000 € settling 11/5/07	88,003,315	89,905,763	(1,902,448)
6,741,000 € settling 12/5/07	9,756,674	9,757,882	(1,208)
4,140,400,000 ¥ settling 12/13/07	36,521,126	36,096,893	424,233
3,376,458 Russian Ruble settling 11/2/07	134,896	136,822	(1,926)
141,421,804 Russian Ruble settling 7/10/08	5,542,693	5,681,757	(139,064)
			$20,583,036
Series M:	U.S.$ Value Origination Date	U.S.$ Value October 31, 2007	Unrealized Depreciation
Purchased:
70,542,000 ¥ settling 12/13/07	$618,141	$615,000	$(3,141)
Sold:
1,159,000 € settling 11/5/07	1,641,441	1,676,925	(35,484)
10,800,000 £ settling 11/1/07	21,708,000	22,434,641	(726,641)
10,800,000 £ settling 12/20/07	22,289,580	22,399,298	(109,718)
			$(874,984)
Series R:	U.S.$ Value Origination Date	U.S.$ Value October 31, 2007	Unrealized Appreciation (Depreciation)
Purchased:
2,577,148 Brazilian Real settling 11/5/07	$1,347,000	$1,480,439	$133,439
96,466 Brazilian Real settling 3/4/08	51,000	54,539	3,539
3,496,207 Brazilian Real settling 7/2/08	1,842,338	1,944,426	102,088
499,352 Malaysian Ringgit settling 5/21/08	148,000	150,613	2,613
13,250,637 Mexican Peso settling 3/13/08	1,211,982	1,225,041	13,059
19,540,805 Mexican Peso settling 7/10/08	1,740,137	1,787,898	47,761
1,478,562 Polish Zloty settling 7/10/08	538,038	587,229	49,191
13,604,410 Russian Ruble settling 1/11/08	532,000	549,494	17,494
28,914 Singapore Dollar settling 2/20/08	19,434	20,101	667
768,178 Singapore Dollar settling 5/22/08	514,291	536,544	22,253
17,559,750 South Korean Won settling 1/30/08	19,296	19,559	263
471,682,450 South Korean Won settling 5/30/08	505,691	526,084	20,393
11,851,272 Yuan Renminbi settling 1/10/08	1,588,000	1,612,227	24,227
4,576,189 Yuan Renminbi settling 3/7/08	624,000	630,051	6,051
7,534,071 Yuan Renminbi settling 3/2/09	1,064,500	1,102,986	38,486
Sold:
2,577,148 Brazilian Real settling 11/5/07	1,426,203	1,480,439	(54,236)

72 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

	U.S.$ Value Origination Date	U.S.$ Value October 31, 2007	Unrealized Appreciation (Depreciation)
881,000 £ settling 11/1/07	1,771,425	1,830,085	(58,660)
881,000 £ settling 12/20/07	1,818,252	1,827,202	(8,950)
504,000 € settling 11/5/07	$713,725	$729,224	$(15,499)
41,000 € settling 11/8/07	58,064	59,325	(1,261)
569,836,000 ¥ settling 12/13/07	4,993,327	4,967,952	25,375
4,894,120 Russian Ruble settling 1/11/08	196,000	197,678	(1,678)
11,851,272 Yuan Renminbi settling 1/10/08	1,607,181	1,612,227	(5,046)
4,576,189 Yuan Renminbi settling 3/7/08	625,487	630,052	(4,565)
7,534,071 Yuan Renminbi settling 3/2/09	1,077,457	1,102,986	(25,529)
			$331,475

AUD – Australian Dollar

BRL – Brazilian Real

£/GBP – British Pound

CAD – Canadian Dollar

CDI – Inter-bank Deposit Certificate

CPI – Consumer Price Index

€/EUR – Euros

¥/JPY – Japanese Yen

LIBOR – London Interbank Offered Rate

MXN – Mexican Peso

NZD – New Zealand Dollar

TIIE – Inter-bank Equilibrium Interest Rate

(f) Open reverse repurchase agreements outstanding at October 31, 2007 were:

Series M:

Counter Party	Rate	Trade Date	Maturity Date	Principal & Interest	Par
Credit Suisse	4.80%	10/11/07	11/13/07	$902,520,000	$900,000,000
	4.875%	10/11/07	11/13/07	392,601,294	391,488,000
Morgan Stanley	4.85%	10/11/07	11/13/07	787,436,504	785,215,000
	4.88%	10/12/07	11/13/07	162,270,745	161,832,000
	4.92%	10/16/07	11/13/07	52,550,660	52,436,000
	4.80%	10/18/07	11/20/07	35,272,720	35,207,000
					$2,326,178,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2007 for Series M was $531,145,514 at a weighted average interest rate of 5.18%.

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 73

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Details of underlying collateral for open reverse repurchase agreements at October 31, 2007, as reflected in the schedule of investments:

Series M:

Counter Party	Description	Rate	Maturity Date	Par	Market Value (including interest)
Credit Suisse	Fannie Mae	4.064%	1/1/34	$6,574,500	$6,539,665
	Fannie Mae	4.898%	11/1/35	5,527,826	5,564,717
	Fannie Mae	5.00%	1/1/20	5,845,629	5,768,521
	Fannie Mae	5.00%	7/1/20	5,503,622	5,422,346
	Fannie Mae	5.00%	8/1/20	32,267,467	31,790,955
	Fannie Mae	5.00%	9/1/20	9,373,270	9,234,849
	Fannie Mae	5.00%	10/1/20	5,265,530	5,187,771
	Fannie Mae	5.00%	2/1/21	4,011,968	3,952,721
	Fannie Mae	5.00%	3/1/22	384,998	379,110
	Fannie Mae	5.00%	6/1/22	10,212,791	10,056,598
	Fannie Mae	5.00%	7/1/22	3,853,191	3,794,261
	Fannie Mae	5.00%	10/1/35	256,941,857	246,903,632
	Fannie Mae	5.00%	2/1/36	108,496,587	104,257,834
	Fannie Mae	5.50%	10/1/21	3,814,158	3,822,012
	Fannie Mae	5.50%	11/1/21	13,324,163	13,351,601
	Fannie Mae	5.50%	1/1/22	3,859,138	3,867,085
	Fannie Mae	5.50%	2/1/22	3,764,005	3,771,756
	Fannie Mae	5.50%	3/1/22	3,871,267	3,878,598
	Fannie Mae	5.50%	12/1/33	3,928,803	3,883,210
	Fannie Mae	5.50%	3/1/36	5,314,692	5,238,620
	Fannie Mae	5.50%	6/1/36	3,830,577	3,775,748
	Fannie Mae	5.50%	11/1/36	2,170,071	2,139,010
	Fannie Mae	5.50%	1/1/37	4,959,263	4,888,279
	Fannie Mae	5.50%	2/1/37	10,018,476	9,874,594
	Fannie Mae	5.50%	3/1/37	32,734,936	32,263,294
	Fannie Mae	5.50%	4/1/37	55,939,492	55,133,521
	Fannie Mae	5.50%	5/1/37	146,123,656	144,018,320
	Fannie Mae	5.50%	6/1/37	13,218,579	13,028,127
	Fannie Mae	5.50%	7/1/37	151,246,566	149,067,419
	Fannie Mae	5.50%	8/1/37	26,203,341	25,825,806
	Fannie Mae	5.50%	9/1/37	99,504,303	98,070,654
	Fannie Mae	5.50%	10/1/37	70,946,428	69,924,238
	Fannie Mae	6.00%	2/1/36	4,047,398	4,078,605
	Fannie Mae	6.00%	3/1/36	4,507,025	4,541,776
	Fannie Mae	6.00%	7/1/36	4,198,837	4,231,212
	Fannie Mae	6.00%	8/1/36	4,381,912	4,415,698
	Fannie Mae	6.00%	10/1/36	3,688,357	3,716,796
	Fannie Mae	6.00%	12/1/36	3,999,997	4,030,839
	Fannie Mae	6.00%	1/1/37	4,999,998	5,038,550
	Fannie Mae	6.00%	8/1/37	47,718,147	48,080,338

74 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Counter Party	Description	Rate	Maturity Date	Par	Market Value (including interest)
	Fannie Mae	6.00%	10/1/37	$8,968,577	$9,036,650
	Fannie Mae	6.00%	11/1/37	25,178,374	25,464,932
	Freddie Mac	4.945%	6/1/35	12,532,306	12,446,204
	Freddie Mac	5.00%	6/1/37	4,978,815	4,779,498
	Freddie Mac	5.00%	7/1/37	40,643,309	39,016,239
	Freddie Mac	5.50%	1/1/37	29,748,562	29,293,787
	Freddie Mac	5.50%	6/1/37	3,995,289	3,933,980
	Freddie Mac	5.50%	7/1/37	40,352,187	39,732,968
	Freddie Mac	5.50%	8/1/37	10,062,584	9,908,170
	Freddie Mac	5.50%	9/1/37	18,996,146	18,704,643
Morgan Stanley	Fannie Mae	4.50%	4/1/22	7,748,219	7,497,755
	Fannie Mae	4.50%	4/1/22	30,385,465	29,403,032
	Fannie Mae	4.50%	7/1/22	2,672,594	2,586,202
	Fannie Mae	5.00%	6/1/19	10,393,996	10,256,890
	Fannie Mae	5.00%	7/1/19	2,800,667	2,763,724
	Fannie Mae	5.00%	8/1/19	3,303,233	3,259,660
	Fannie Mae	5.00%	9/1/19	5,743,743	5,671,797
	Fannie Mae	5.00%	11/1/19	2,905,119	2,866,798
	Fannie Mae	5.00%	2/1/20	2,943,948	2,900,473
	Fannie Mae	5.00%	7/1/20	12,887,495	12,697,178
	Fannie Mae	5.00%	8/1/20	6,224,851	6,132,926
	Fannie Mae	5.00%	10/1/20	2,973,259	2,929,352
	Fannie Mae	5.00%	4/1/22	6,924,176	6,818,279
	Fannie Mae	5.00%	5/1/22	2,613,042	2,573,079
	Fannie Mae	5.00%	6/1/22	5,922,620	5,832,040
	Fannie Mae	5.50%	8/1/21	5,781,069	5,792,973
	Fannie Mae	5.50%	10/1/21	2,655,125	2,660,593
	Fannie Mae	5.50%	1/1/22	15,251,602	15,283,009
	Fannie Mae	5.50%	3/1/22	18,052,699	18,086,884
	Fannie Mae	5.50%	5/1/22	16,948,895	16,980,990
	Fannie Mae	5.50%	1/1/33	2,734,221	2,703,101
	Fannie Mae	5.50%	9/1/33	3,167,793	3,131,031
	Fannie Mae	5.50%	1/1/34	6,709,953	6,632,084
	Fannie Mae	5.50%	1/1/36	7,606,439	7,504,837
	Fannie Mae	5.50%	2/1/36	6,941,132	6,841,781
	Fannie Mae	5.50%	3/1/36	7,077,046	6,975,749
	Fannie Mae	5.50%	4/1/36	7,983,744	7,877,102
	Fannie Mae	5.50%	11/1/36	24,976,589	24,619,087
	Fannie Mae	5.50%	3/1/37	14,656,344	14,445,177
	Fannie Mae	5.50%	4/1/37	56,410,712	55,597,951
	Fannie Mae	5.50%	5/1/37	41,609,342	41,009,839
	Fannie Mae	5.50%	6/1/37	101,192,003	99,734,038
	Fannie Mae	5.50%	7/1/37	161,001,179	158,681,488

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 75

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Counter Party	Description	Rate	Maturity Date	Par	Market Value (including interest)
	Fannie Mae	5.50%	8/1/37	$62,752,021	$61,847,896
	Fannie Mae	5.50%	9/1/37	14,738,487	14,526,136
	Fannie Mae	5.50%	10/1/37	26,185,383	25,808,106
	Fannie Mae	5.50%	11/1/37	14,497,048	14,288,176
	Fannie Mae	6.00%	1/1/36	34,202,907	34,477,344
	Fannie Mae	6.00%	2/1/36	3,368,620	3,397,595
	Fannie Mae	6.00%	6/1/36	2,661,434	2,681,955
	Fannie Mae	6.00%	10/1/36	11,530,210	11,619,112
	Fannie Mae	6.00%	9/1/37	3,000,300	3,023,073
	Freddie Mac	5.00%	5/1/37	31,095,867	29,852,638
	Freddie Mac	5.00%	6/1/37	8,352,058	8,017,701
	Freddie Mac	5.00%	8/1/37	26,588,863	25,524,433
	Freddie Mac	5.00%	9/1/37	3,036,642	2,915,077
	Freddie Mac	5.50%	4/1/37	7,334,493	7,221,942
	Freddie Mac	5.50%	5/1/37	14,954,895	14,725,406
	Freddie Mac	5.50%	6/1/37	2,935,907	2,890,854
	Freddie Mac	5.50%	7/1/37	41,141,573	40,510,240
	Freddie Mac	5.50%	8/1/37	100,772,841	99,226,445
	Freddie Mac	5.50%	9/1/37	50,383,251	49,610,101
	Government National Mortgage Association	5.50%	4/15/37	37,146,677	36,921,467
					$2,442,958,353

(g) Short sales outstanding at October 31, 2007:

Series C:	Coupon	Maturity	Par	Proceeds	Value
Government National Mortgage Association	5.50%	TBA	$2,000,000	$1,969,375	$1,987,812
Series M:	Coupon	Maturity	Par	Proceeds	Value
Fannie Mae	5.00%	TBA	$23,000,000	$21,900,313	$22,076,412
Government National Mortgage Association	6.00%	TBA	16,000,000	16,100,000	16,202,496
					$38,278,908

76 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

3. Investment in Securities (continued)

Series R:	Coupon	Maturity	Par	Proceeds	Value
Fannie Mae	5.00%	TBA	900,000	$857,391	$863,859
Fannie Mae	5.50%	TBA	24,500,000	23,994,687	24,143,991
Fannie Mae	6.00%	TBA	1,800,000	1,823,344	1,831,219
Freddie Mac	5.00%	TBA	1,800,000	1,713,375	1,727,719
Government National Mortgage Association	5.50%	TBA	600,000	590,813	596,344
Government National Mortgage Association	6.00%	TBA	1,100,000	1,106,875	1,113,922
Government National Mortgage Association	6.50%	TBA	2,500,000	2,557,813	2,571,485
U.S. Treasury Bonds & Notes	4.125%	8/31/12	800,000	793,202	799,438
U.S. Treasury Bonds & Notes	4.25%	8/15/14	100,000	98,554	99,813
U.S. Treasury Bonds & Notes	4.75%	8/15/17	600,000	610,613	613,406
U.S. Treasury Bonds & Notes	4.875%	8/15/16	800,000	815,419	825,501
U.S. Treasury Inflation Indexed Bonds & Notes	3.00%	7/15/12	33,380,352	35,012,847	35,091,128
					$70,277,825

(h) Series C at October 31, 2007, had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Amount
Las Vegas Sands Corp.	$194,490
SLM Corp.	32,572,198
$32,766,688

4. Income Tax Information

Series C:

The tax character of dividends and distributions paid were:

	Year ended October 31, 2007	Year ended October 31, 2006
Ordinary Income	$102,839,970	$69,030,360
Long-Term Capital Gains	9,042,318	—

At October 31, 2007, the tax character of distributable earnings of $31,022,541 was comprised of $16,149,589 of ordinary income and $14,872,952 of long-term capital gains.

Series H:

The tax character of dividends paid were $285 of ordinary income and $85,444 of tax-exempt income for the period April 2, 2007 (commencement of operations) through October 31, 2007.

At October 31, 2007, there were no distributable earnings.

At October 31, 2007, Series H had capital loss carryforward of $41,357 which will expire in 2015 and is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Series M:

The tax character of dividends paid of $95,090,473 and $60,921,854 for the years ended October 31, 2007 and October 31, 2006, respectively, was ordinary income.

At October 31, 2007, the tax character of distributable earnings of $3,013,967 was comprised entirely of ordinary income.

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 77

Fixed Income SHares—Series C, H, M, R
Notes to Financial Statements
October 31, 2007

4. Income Tax Information (continued)

At October 31, 2007, Series M had a capital loss carryforward of $67,141,418 ($2,036,836 of which will expire in 2013, $489,243 of which will expire in 2014 and $64,615,339 of which will expire in 2015), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains such gains will not be distributed.

Series R:

The tax character of dividends paid of $5,622,968 and $8,195,315 for the years ended October 31, 2007 and October 31, 2006, respectively, was ordinary income.

At October 31, 2007, the tax character of distributable earnings of $562,923 was comprised entirely of ordinary income.

At October 31, 2007, Series R had a capital loss carryforward of $1,323,999 which will expire in 2014 and is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

During the fiscal year ended October 31, 2007 Series R utilized capital loss carryforward of $1,110,763.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Series C	$2,626,985,361	$30,875,092	$40,639,300	$(9,764,208)
Series H	2,920,501	21,081	95,597	(74,516)
Series M	6,094,888,472	57,960,147	17,287,048	40,673,099
Series R	279,449,147	2,947,780	4,807,558	(1,859,778)

The primary difference between book and tax appreciation (depreciation) on investments, if any, was attributable to wash sales.

5. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including the Distributor, PEA Capital LLC (‘‘PEA’’), and Allianz Global) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged ‘‘market timing’’ arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing’’, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective investment advisory activities relating to the Portfolios.

The foregoing speaks only as of the date hereof.

78 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Fixed Income Shares — Series C, H, M, R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series H, Fixed Income SHares: Series M and Fixed Income SHares: Series R (each a portfolio of Fixed Income SHares, hereafter referred to as the ‘‘Portfolios’’) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers and the application of alternative auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO 64105
December 28, 2007

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 79

Fixed Income SHares—Series C, M, R
Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements
(unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the ‘‘Trustees’’) and a majority of the non-interested (‘‘independent’’) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the ‘‘Advisory Agreement’’) with the Investment Manager and a Portfolio Management Agreement (the ‘‘Sub-Advisory Agreement’’ and together with the Advisory Agreement the ‘‘Agreements’’) with the Sub-Adviser, as it pertains to Series C, Series M and Series R (collectively, the ‘‘Portfolios’’) of the Trust. The Trustees met on June 13, 2007 (the ‘‘contract review meeting’’) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2007.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (ii) the profitability to the Investment Manager and its affiliates from their relationship with the Portfolios for the twelve months ended March 31, 2007, (iii) descriptions of various functions performed by the Investment Manager, its affiliates and the Sub-Adviser for the Portfolios, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolios.

The Trustees conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In determining to approve the Advisory Agreement and the Sub-Advisory Agreement, the Trustees had met periodically with the relevant investment advisory personnel from the Investment Manager and the Sub-Adviser and considered information relating to personnel providing services under the applicable agreement. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals on the team of investment professionals managing the Portfolios. The Trustees also took into account the time and attention that had been devoted by senior management to the Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by the Investment Manager and the Sub-Adviser to the Trust were appropriate to fulfill effectively the duties of the Investment Manager and Sub-Adviser under the applicable agreement. The Trustees also considered the business reputation of the Investment Manager and Sub-Adviser since their inception, their significant financial resources, the Investment Manager’s and Sub-Adviser’s experience in managing the Portfolios, including their professional liability insurance coverage and the Investment Manager’s assets under management, and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreements.

80 Fixed Income SHares—Series C, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, M, R
Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Manager and Sub-Adviser in managing the Portfolios, as described in the Prospectus. In this connection, the Trustees considered the Investment Manager’s and Sub-Adviser’s in-house research capabilities, including their ongoing forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and Sub-Adviser’s personnel, including research services available to the Investment Manager and Sub-Adviser as a result of securities transactions effected for the Trust and other investment advisory clients. The Trustees concluded that the Investment Manager’s and Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Trust, given each Portfolio’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Investment Manager and Sub-Adviser to the Trust under the Advisory Agreement and Sub-Advisory Agreement, respectively, relative to services provided by third parties to other mutual funds and relative to services provided by the Investment Manager and Sub-Adviser to their other advisory clients. The Trustees noted that the Investment Manager’s and Sub-Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Trust’s compliance with applicable regulations and policies including the appointment of a Chief Compliance Officer and the adoption of enhanced compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those claims. The Trustees concluded that the scope of the Investment Manager’s and Sub-Adviser’s services to the Trust, as described above, was consistent with the Trust’s operational requirements, including, in addition to the applicable investment objectives, compliance with the Portfolio’s investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Manager and Sub-Adviser designed to fulfill their fiduciary duty to the Trust with respect to possible conflicts of interest, including their codes of ethics , the procedures by which the Investment Manager and Sub-Adviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and Sub-Adviser in these matters. The Trustees also confirmed information concerning standards of the Investment Manager and Sub-Adviser with respect to the execution of the Portfolio’s transactions. The information considered by the Trustees included information regarding the Investment Manager and the Sub-Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Trustees also considered the performance of the Portfolios compared with similar accounts managed by the Sub-Adviser. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Trust’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolios.

In re-approving the Agreements, the Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable under either the Advisory Agreement with the Investment Manager or the Portfolio Management Agreement between the Investment Manager and the Sub-Adviser. The Trustees did consider, however, the amounts paid to the Investment Manager and the Sub-Adviser from the ‘‘wrap fee’’ paid by the sponsors of the ‘‘wrap’’ programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, as well as the fees ‘‘imputed’’ to the Investment Manager and the Sub-Adviser, for purposes of arriving at an estimate of the Investment Manager’s Sub-adviser’s and their affiliates’ profitability from their relationship to the Trust. Because the Portfolios do not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the Portfolios’ growth of assets, whether fee levels reflect economies of scale for the Portfolios’ shareholders or comparisons of fees paid by the Portfolios with fees paid to other investment advisers or by other clients of the Investment Manager or the Sub-Adviser.

10.31.07 | Fixed Income SHares—Series C, M, R Annual Report 81

Fixed Income SHares—Series C, M, R
Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

The Trustees also considered the profitability to the Investment Manager of the relationship of the Investment Manager and its affiliates to the Portfolios, and determined that such profitability was not unreasonable in light of the nature, scope and quality of services provided to the Fund. The Trustees considered the costs of the services provided under the Agreements, as well as the fees and profits, if any, expected to be realized by the Investment Manager, the Sub-Adviser and their affiliates from their relationship with the Portfolios.

The Trustees considered the fact that the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the Portfolios are an investment options. Such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called ‘‘fallout benefits’’ to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as investment adviser and the fact that the Investment Manager and the Sub-Adviser receive services from brokers who execute portfolio transactions for the Portfolios.

Based on the foregoing, the Trustees decided to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisers for the Portfolios.

82 Fixed Income SHares—Series C, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolios to advise shareholders within 60 days of the Portfolios’ tax year-end (October 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Per share dividends for the tax year ended October 31, 2007 were as follows:

Series C: Dividends from ordinary income — $0.5645

Series C: Dividends from long-term capital gain — $0.2449

Series H: Exempt interest dividends — $0.2848

Series M: Dividends from ordinary income — $0.6500

Series R: Dividends from ordinary income — $0.4599

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Series C designates qualified dividend income of $93,181.

The percentage of ordinary dividends paid by Series C during the year ended October 31, 2007 which qualified for the Dividends Received Deduction available to corporate shareholders was 100%.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with each Portfolio’s tax year ended October 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios. For Series H, in January 2008, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 83

Fixed Income SHares—Series C, H, M, R
Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

84 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Perpetual
Trustee/Director of 29 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2000 Term of office: Perpetual Trustee/Director of 29 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2000 Term of office: Perpetual Trustee/Director of 29 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
John J. Dalessandro II Date of Birth: 7/26/37 Trustee since: 2005 Term of office: Perpetual Trustee/Director of 29 funds in Fund Complex Trustee/Director of no funds outside of Fund complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2006 Term of office: Perpetual. Trustee/Director of 28 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2005 Term of office: Perpetual Trustee/Director of 27 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 85

Fixed Income SHares—Series C, H, M, R
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
John C. Maney† Date of Birth: 8/3/59 Trustee since 2006 Term of office: Perpetual Trustee/Director of 65 Funds in Fund Complex Trustee/Director of No Funds outside the Fund Complex	Management Board and Chief Financial Officer of Allianz Global Investors Fund Management LLC; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, NFJ Investment Group and a number of other affiliated entities; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

† Mr. Maney is an ‘‘interested person’’ of the Trust (as defined in section 2(a)(19) of the 1940 Act) as a result of his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons:

Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc. and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, and Allianz Global Investors Managed Accounts LLC; Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America LLC, Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer and Chief Operating Officer, Oppenheimer Group, Inc.; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Hedge Fund Partners L.P., Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc., Vision Holdings LLC; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information, dated March 1, 2007, which can be obtained upon request, without charge, by calling the Trust’s transfer agent at (800) 628-1237.

86 Fixed Income SHares—Series C, H, M, R Annual Report | 10.31.07

Fixed Income SHares—Series C, H, M, R
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 Treasurer, Principal Financial & Accounting Officer: 2000-2001	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 37 funds in the Fund Complex and The Korea Fund, Inc.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 37 funds in the Fund Complex; Assistant Treasurer of 37 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary & Chief Legal Officer of 73 funds in the Fund Complex; Secretary & Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC. (1991-2004)
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 73 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2000-2005).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 73 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).
William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 73 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).
Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 73 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 73 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal, The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 73 funds in the Fund Complex and The Korea Fund, Inc.; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

10.31.07 | Fixed Income SHares—Series C, H, M, R Annual Report 87

Trustees and Principal Officers

Hans W. Kertess
    Trustee, Chairman of the Board of Trustees

Paul Belica
    Trustee

Robert E. Connor
    Trustee

John J. Dalessandro II
    Trustee

John C. Maney
    Trustee

William B. Ogden, IV
    Trustee

R. Peter Sullivan III
    Trustee

Brian S. Shlissel
    President & Chief Executive Officer

Lawrence G. Altadonna
    Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
    Vice President, Secretary & Chief Legal Officer

Scott Whisten
    Assistant Treasurer

Youse E. Guia
    Chief Compliance Officer

William V. Healey
    Assistant Secretary

Richard H. Kirk
    Assistant Secretary

Kathleen A. Chapman
    Assistant Secretary

Lagan Srivastava
    Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest
330 W. 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1055 Broadway, 10th Floor
Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

Allianz Dresdner Daily Asset Fund

Annual Report

October 31, 2007

This report, including the financial information herein, is transmitted to the shareholders of Allianz Dresdner Daily Asset Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Allianz Dresdner Daily Asset Fund – Letter To Shareholders

December 12, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for Allianz Dresdner Daily Asset Fund (“the Fund”) for the fiscal year ended October 31, 2007.

The fiscal year ended October 31, 2007 has proven to be one of the most trying years in money market history. While the year started out the same way the previous year ended, with short term fixed income securities liquid, with tight credit spreads and low investment yields, it ended with the markets in disarray.

The Fund is a money market fund used for the investment of securities lending cash collateral generated from Dresdner Bank’s Agency Lending program (“Dresdner”). The Fund’s strategy is to hold a high proportion of assets in floating rate instruments, to attempt to match the inherent variability of the rebate rates charged by securities borrowers to Dresdner’s underlying securities lending clients, and therefore effectively limit interest rate risk. Many of those floating rate instruments reset at the Fed Funds rate, which is also the benchmark for the setting of rebate rates for loan transactions within the securities lending program.

Since inception, the Fund has made investments in Structured Investment Vehicles (“SIVs”), as SIVs were attractive issuers of medium-term notes and commercial paper tailored specifically to the investment needs of money market funds, such as linking their reset rate to Fed funds. SIVs are special purpose vehicles that primarily buy and actively manage a highly-rated, high quality portfolio of longer-term debt securities of a diversified group of issuers, and fund them by issuing shorter-term senior debt and subordinated debt or equity. As required by SEC Rule 2a-4, the Fund acquired SIV securities rated in one of the top two investment rating categories when they were purchased by the Fund. From a credit risk perspective, we believe SIVs were an attractive investment option because they provided exposure to a highly-rated and well-diversified portfolio of investments with less risk than direct investment by the Fund in a portfolio of similar securities.

SIVs have been in existence since the 1980s, and for the most part they have experienced very little volatility throughout their existence. This changed in August 2007, with the market disruption due to sub-prime mortgage concerns leading to unprecedented illiquidity in the market for all debt securities, but particularly in the market for securities issued by SIVs. Investors, almost in unison, stopped purchasing SIVs and the underlying securities typically held within a SIV as investors apparently assumed that all SIVs were exposed to the sub-prime market. Although we understand that the majority of the portfolios held by the SIVs the Fund owns did not have significant sub-prime exposure, the entire SIV market was cut off from continued funding of their longer-term securities portfolio. All the SIVs in the Fund experienced this difficulty. The first SIV to move out of normal operating mode and have a credit downgrade was Cheyne Finance. Axon was the second SIV to encounter similar problems. Both of these SIVs are currently exploring refinancing proposals. The Fund owned senior debt of both Cheyne Finance and Axon but upon these securities being downgraded by the rating agencies, they became ineligible assets under Rule 2a-4 and were promptly purchased from the Fund by an affiliate of the investment adviser at amortized cost plus accrued interest under an SEC rule that permits such transactions. The remaining SIVs in the Fund’s portfolio are currently performing, although the entire SIV sector remains under tremendous market pressure. We continue to monitor each SIV holding very closely.

SIVs were not the only victims of the market disarray. All short term fixed income securities held in the Fund, including those of the highest rated corporations such as GECC, Toyota, and Berkshire Hathaway, have seen a drying up of their normal market liquidity.

At the end of the fiscal year the Fund’s total assets were approximately $8.3 billion. As described in the enclosed report, the Adviser has substantially limited its use of the Fund as an investment vehicle under Dresdner Bank’s agency securities lending program. The Fund is no longer selling shares except for limited sales to certain existing investors. The majority of the Fund’s portfolio is made up of floating rates notes. Currently any new investments of Fund assets are being made in AA (or better) rated bank overnight time deposits. This investment strategy may change if market conditions change.

We anticipate continued market liquidity challenges as we head into the year-end period and are hopeful of more liquidity returning to the short term fixed income markets in 2008.

December 26, 2007

/s/ Charles H. Dedekind	/s/ John Bilello
Charles H. Dedekind, Portfolio Manager Dresdner Advisors LLC	John Bilello, Portfolio Manager Dresdner Advisors LLC

Allianz Dresdner Daily Asset Fund Performance & Statistics

October 31, 2007 (unaudited)

Primary Investments: Money Market Instruments	Inception Date: 3/24/04
Net Assets: $8,377.6 million
Portfolio Managers: John Bilello and Charles Dedekind
Total Return
1 Year	5.46%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Seven Day & Thirty-Day Yields:

7 day yield	5.04%
7 day compounded yield	5.16%

30 day yield	5.10%
30 day compounded yield	5.22%

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Asset Allocation (% Of Investments)

[The Following Table Was Represented By A Pie Chart In The Printed Material.]

Corporate Notes	32.8%
Time Deposts	25.4%
Certificates of Deposit	21.8%
Master Notes	8.2%
Commercial Paper	5.9%
Mortgage-Backed Securities	2.2%
Bank Notes	1.8%
Promissory Notes	1.8%
Asset-Backed Securities	0.1%

The 7-day yield quotation more closely reflects the current earning of the Fund than the total return quotation.

Allianz Dresdner Daily Asset Fund Performance & Statistics

(unaudited) (continued)

Expense Example: Please refer to the “Important Fund Information” page herein for an explanation of the information presented in the following Expense Example.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio based on the Period May 1, 2007 through October 31, 2007	Expenses Paid during the Period** May 1, 2007 through October 31, 2007
Actual	$1,000	$1,027.20	0.05%	$0.26
Hypothetical	$1,000	$1,024.95	0.05%	$0.26
**	Expenses are equal to the Fund’s annualized expense ratio of 0.05%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the # of days in the period).

Allianz Dresdner Daily Asset Fund Important Fund Information (unaudited)

The Following Disclosure Provides Important Information Regarding The Fund’s Expense Example, Which Appears On The Fund’s Performance & Statistics Page In This Annual Report. Please Refer To This Information When Reviewing The Expense Example For The Fund.

Shareholder Expense Example:

As a Shareholder of the Fund you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including Management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses:

The first line of the expense table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes:

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this information with 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Proxy Voting – Since the Fund invests exclusively in non-voting securities, the Fund does not have proxy voting policies and procedures.

Form N-Q – The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Allianz Dresdner Daily Asset Fund Schedule Of Investments

October 31, 2007

Principal Amount (000)		Value
Corporate Notes—32.8%
$24,878	American Express Co., 5.783%, 12/5/07, FRN	$24,888,947
	Berkshire Hathaway Finance Corp., FRN,
54,843	5.299%, 1/11/08	54,836,336
51,005	5.59%, 11/16/07	51,000,614
	Beta Finance, Inc., FRN (a)(b)(c),
50,000	4.868%, 11/26/07	50,004,475
50,000	4.968%, 11/1/07	49,993,402
30,000	5.018%, 11/1/07	30,000,841
39,000	5.459%, 11/23/07	38,988,973
110,000	5.475%, 11/20/07	109,969,444
23,000	BMW US Capital LLC, 5.111%, 11/15/07, FRN (a)	23,000,000
10,000	BNP Paribas, 4.856%, 11/26/07, FRN (a)	10,000,000
	CC USA, Inc., FRN (a)(b)(c),
2,000	4.865%, 11/5/07	1,999,047
24,000	4.868%, 11/26/07	24,001,675
7,500	4.988%, 11/21/07	7,500,345
5,100	5.018%, 11/1/07	5,100,000
60,000	5.46%, 11/23/07	59,983,088
86,000	5.47%, 11/26/07	85,975,685
100,000	5.54%, 11/14/07	99,972,360
	CIT Group, Inc., FRN,
25,000	5.078%, 11/1/07	25,006,381
15,415	5.57%, 11/21/07	15,419,220
2,900	5.668%, 12/19/07	2,900,289
1,734	5.734%, 11/23/07	1,734,259
37,500	Countrywide Home Loans, Inc., 5.78%, 11/16/07, Ser. M, FRN	37,502,897
9,680	Credit Suisse USA, Inc., 5.148%, 11/1/07, FRN	9,688,187
	Dorada Finance, Inc., FRN (a)(b)(c),
15,000	4.868%, 11/26/07	15,001,617
2,900	5.018%, 11/1/07	2,900,000
77,600	5.064%, 11/15/07	77,598,762
60,000	5.077%, 11/6/07	59,987,826
120,000	Five Finance, Inc., 4.965%, 11/1/07, FRN (a)(b)(c),	119,988,869
	General Electric Capital Corp., FRN,
41,140	5.068%, 11/23/07, Ser. A	41,166,668
18,595	5.081%, 11/19/07, Ser. A	18,603,685
1,700	5.111%, 1/28/08, Ser. A	1,701,237
1,850	5.29%, 1/3/08	1,850,183
3,895	5.293%, 1/15/08, Ser. A	3,895,384
5,900	5.661%, 12/4/07	5,899,300

Allianz Dresdner Daily Asset Fund Schedule Of Investments

October 31, 2007

Principal Amount (000)		Value
	Goldman Sachs Group, Inc., FRN,
$50,000	5.098%, 11/1/07	$50,007,547
50,000	5.111%, 1/29/08, Ser. B	49,933,939
	Harrier Finance Funding LLC, FRN (a)(b)(c),
70,000	5.013%, 11/1/07	70,002,491
217,000	5.168%, 12/28/07	216,962,481
75,000	5.199%, 1/11/08	74,989,713
75,000	HSH Nordbank AG, 5.008%, 11/21/07, FRN (a)	75,000,000
20,000	JPMorgan Chase & Co., 5.096%, 11/13/07, FRN	20,000,000
	K2 USA LLC (a)(b)(c),
25,000	5.008%, 11/1/07, FRN	25,001,855
3,000	5.091%, 11/15/07, FRN	2,999,996
25,000	5.505%, 11/26/07, FRN	25,002,358
20,000	Lehman Brothers Holdings, Inc., 5.058%, 11/1/07, Ser. 1, FRN	20,006,761
	Links Finance LLC, FRN (a)(b)(c),
30,000	4.993%, 11/23/07	30,001,671
25,000	5.086%, 11/15/07	25,001,655
50,000	5.475%, 11/26/07	49,999,933
31,000	Macquarie Bank Ltd., 5.018%, 11/21/07, FRN (a)	31,000,000
	Merrill Lynch & Co., Inc., FRN,
15,000	4.849%, 11/27/07	14,996,529
75,000	4.988%, 11/23/07	75,000,000
92,000	5.048%, 11/1/07	92,027,780
40,000	5.148%, 11/1/07	40,038,092
1,200	5.17%, 11/16/07, Ser. C	1,200,879
4,350	5.585%, 11/23/07, Ser. C	4,344,388
20,000	5.605%, 11/14/07, Ser. B	19,997,617
	Morgan Stanley, FRN,
7,500	5.114%, 1/25/08, Ser. F	7,497,432
5,000	5.118%, 11/1/07	5,001,114
10,000	5.246%, 11/5/07	10,000,000
15,000	5.334%, 1/18/08, Ser. F	15,004,536
14,000	Northern Rock PLC, 5.181%, 11/5/07, FRN (a)(c)	14,000,000
50,000	Royal Bank of Canada, 5.092%, 11/6/07, FRN (a)	50,000,000
	Sigma Finance, Inc., FRN (a)(b)(c),
100,000	4.99%, 11/1/07	99,987,095
10,000	5.003%, 11/1/07	9,999,102
153,000	5.018%, 11/1/07	153,017,911
1,200	5.09%, 11/13/07	1,199,842
	Tango Finance Corp., FRN (a)(b),
70,000	4.98%, 11/1/07 (c)	69,994,100
1,500	4.981%, 11/19/07 (c)	1,499,719
2,000	5.591%, 11/5/07	1,999,998
	UniCredito Italiano Bank Ireland PLC, FRN (a),
25,000	5.142%, 11/9/07	25,000,000
50,000	5.239%, 1/11/08	50,000,000
	Wells Fargo Co., FRN,
49,500	5.17%, 11/13/07, Ser. 1	49,500,136
2,844	5.764%, 12/10/07	2,843,987
	Total Corporate Notes (cost—$2,748,120,653)	2,748,120,653

Allianz Dresdner Daily Asset Fund Schedule Of Investments

October 31, 2007

Principal Amount (000)		Value
Time Deposits—25.4%
$300,000	Abbey National Treasury Services PLC, 4.813%, 11/1/07	$300,000,000
400,000	Danske Bank, 4.938%, 11/1/07	400,000,000
300,000	Dexia Credit Local S.A., 4.92%, 11/1/07	300,000,000
350,000	ING Bank, FSB, 4.90%, 11/1/07	350,000,000
179,147	Natixis S.A. Grand Cayman, 4.85%, 11/1/07	179,147,361
200,000	Rabobank, 4.563%, 11/1/07	200,000,000
400,000	Svenska Handlesbanken, Inc., 4.875%, 11/1/07	400,000,000
	Total Time Deposits (cost—$2,129,147,361)	2,129,147,361
Certificates Of Deposit—21.8%
	Abbey National Treasury Services PLC,
3,700	5.074%, 11/2/07, FRN	3,696,746
200,000	Bank of Montreal, 5.50%, 11/13/07	200,000,000
38,000	Bank of Nova Scotia, 5.066%, 11/2/07, FRN	37,992,456
	Banque Nationale de Paris, FRN,
37,300	4.761%, 11/28/07	37,283,221
40,000	5.063%, 11/5/07	39,960,941
20,500	BNP Paribas, 5.061%, 11/5/07, FRN	20,494,498
50,000	Credit Suisse, 5.475%, 11/26/07, FRN	50,000,000
5,300	Deutsche Bank AG, 5.033%, 1/22/08, FRN	5,300,159
	Dexia Credit Local S.A.,
2,000	4.769%, 11/28/07, FRN	1,999,669
60,000	4.83%, 11/26/07, FRN	59,994,003
	Fortis Bank, FRN,
91,700	4.698%, 11/30/07	91,668,211
8,900	4.764%, 11/28/07	8,886,796
10,000	5.005%, 11/16/07	9,998,407
85,935	5.06%, 11/13/07	85,930,006
	HBOS Treasury Services PLC,
300,000	5.42%, 11/16/07	300,000,000
100,000	5.50%, 11/29/07	100,000,000
	Royal Bank of Canada, FRN,
26,100	4.698%, 11/30/07	26,090,553
90,000	4.764%, 11/29/07	89,963,752
100,000	5.071%, 11/5/07	99,984,866
	Royal Bank of Scotland PLC, FRN,
222,500	4.801%, 11/26/07	222,465,498
20,500	5.061%, 11/5/07	20,491,964
	Societe Generale, FRN,
6,800	4.703%, 11/30/07	6,799,654
5,100	4.768%, 11/28/07, Ser. CD	5,098,602
39,300	4.768%, 11/29/07	39,276,277
65,600	4.806%, 11/26/07	65,588,790
200,000	UBS AG, 5.36%, 11/20/07	200,000,000
	Total Certificates of Deposit (cost—$1,828,965,069)	1,828,965,069
Master Notes—8.3%
200,000	Bank of America NA, 5.018%, 11/1/07	200,000,000
90,000	Bear Stearns Cos., Inc., 5.138%, 11/1/07 (c)	90,000,000
400,000	Citigroup, Inc., 5.088%, 11/1/07	400,000,000
	Total Master Notes (cost—$690,000,000)	690,000,000

Allianz Dresdner Daily Asset Fund Schedule Of Investments

October 31, 2007

Principal Amount (000)			Value
Commercial Paper—5.9%
$50,000	Aspen Funding Corp., 5.80%, 11/20/07 (a)		$49,846,945
50,000	CAFCO LLC, 5.75%, 11/20/07 (a)		49,848,264
50,000	Harrier Finance Funding LLC, 5.102%, 12/7/07 (a)(b)(c)		49,997,986
125,000	K2 USA LLC, 5.018%, 8/20/08 (a)(b)(c)		124,969,980
	Morgan Stanley,
50,000	5.008%, 12/4/07		50,000,000
10,000	5.008%, 12/28/07		10,000,000
50,000	Newport Funding Corp., 5.80%, 11/20/07 (a)		49,846,944
	Ormond Quay Funding LLC (a),
40,000	5.084%, 11/2/07		39,999,973
70,000	5.085%, 12/5/07		69,998,699
	Total Commercial Paper (cost—$494,508,791)		494,508,791
Mortgage-Backed Securities—2.2%
20,000	Aire Valley Mortgages PLC, 4.988%, 11/20/07, FRN, CMO (a)		20,000,000
30,000	Granite Master Issuer PLC, 5.025%, 11/17/07, FRN, CMO		30,000,000
35,000	Holmes Master Issuer PLC, 5.071%, 11/15/07, FRN, CMO		35,000,000
100,000	Paragon Mortgages PLC, 5.091%, 11/15/07, FRN, CMO (a)		100,000,000
	Total Mortgage-Backed Securities (cost—$185,000,000)		185,000,000
Bank Notes—1.9%
	Bank of America NA, FRN,
65,000	4.988%, 11/1/07		64,990,621
1,700	5.084%, 1/25/08		1,700,235
	Wachovia Bank NA, FRN,
2,400	4.809%, 11/27/07		2,399,689
70,000	5.19%, 12/27/07		69,994,482
15,000	5.20%, 1/3/08		14,964,688
	Total Bank Notes (cost—$154,049,715)		154,049,715
Promissory Notes (c)—1.8%
150,000	Goldman Sachs Group, Inc., 5.068%, 12/18/07 (cost—$150,000,000)		150,000,000
Asset-Backed Securities (a)—0.1%
10,000	Cheyne High Grade ABS CDO Ltd., 5.39%, 11/13/07, FRN (cost—$10,000,000)		10,000,000
Repurchase Agreement—0.0%
671	State Street Bank & Trust Co., dated 10/31/07, 4.40%, due 11/1/07, proceeds $671,082 collateralized by Fannie Mae, 3.25% due 1/15/08, valued at $688,425 including accrued interest (cost—$671,000)		671,000
	Total Investments (cost—$8,390,462,589)	100.2%	8,390,462,589
	Liabilities in excess of other assets	(0.2)	(12,840,209)
	Net Assets	100.0%	$8,377,622,380

Notes To Schedule Of Investments:

(a)

144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b)	Securities issued by structured investment vehicles.
(c)	Illiquid Security. See Note 1(b) to Financial Statements (“Illiquid Securities”).

Glossary:

ABS—Asset-Backed Security

CDO—Collateralized Debt Obligation

CMO—Collateralized Mortgage Obligation

FRN—Floating Rate Note, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on October 31, 2007.

See accompanying Notes to Financial Statements

Allianz Dresdner Daily Asset Fund Statement Of Assets And Liabilities

October 31, 2007

Assets:
Investments, at value (cost–$8,390,462,589)	$8,390,462,589
Cash	612
Interest receivable	28,113,494
Receivable for Fund shares sold	6,946,054
Prepaid expenses	37,016
Total Assets	8,425,559,765
Liabilities:
Dividends payable	40,461,347
Payable for Funds shares repurchased	6,946,054
Investment management fees payable	269,579
Administration fees payable	158,267
Accrued expenses	102,138
Total Liabilities	47,937,385
Net Assets	$8,377,622,380
Net Assets Consist Of:
Paid-in-capital (no par value, unlimited number of shares authorized; 8,377,561,899 shares outstanding)	$8,377,561,899
Accumulated net realized gain on investments	60,481
Net Assets	$8,377,622,380
Net Asset Value Per Share	$1.00

See accompanying Notes to Financial Statements

Allianz Dresdner Daily Asset Fund Statement Of Operations

Year ended October 31, 2007

Investment Income:
Interest	$246,503,835
Dividends	566,606
Total Investment Income	247,070,441
Expenses:
Administration fees	1,085,498
Investment advisory fees	796,589
Custodian and accounting agent fees	365,470
Registration fees	166,158
Trustees’ fees and expenses	55,315
Insurance expense	41,516
Audit and tax services	28,582
Transfer agent fees	20,730
Legal fees	17,421
Miscellaneous	27,421
Total expenses	2,604,700
Less: investment advisory fees waived	(114,079)
custody credits earned on cash balances	(78,095)
Net expenses	2,412,526
Net Investment Income	244,657,915
Net realized gain on investments	85,256
Net Increase In Net Assets Resulting From Investment Operations	$244,743,171

See accompanying Notes to Financial Statements

Allianz Dresdner Daily Asset Fund Statement Of Changes In Net Assets

	Year Ended
	October 31, 2007	October 31, 2006
Investment Operations:
Net investment income	$244,657,915	$66,609,119
Net realized gain (loss) on investments	85,256	(24,775)
Net increase in net assets resulting from investment operations	244,743,171	66,584,344
Dividends And Distributions To Shareholders From:
Net investment income	(244,657,915)	(66,609,119)
Net realized gains	—	(2,428)
Total dividends and distributions to shareholders	(244,657,915)	(66,611,547)
Capital Share Transactions:
Net proceeds from the sale of shares	29,234,536,628	6,992,743,695
Cost of shares redeemed	(22,916,106,096)	(5,482,193,749)
Net increase in net assets from capital shares transactions	6,318,430,532	1,510,549,946
Total increase in net assets	6,318,515,788	1,510,522,743
Net Assets:
Beginning of year	2,059,106,592	548,583,849
End of year	$8,377,622,380	$2,059,106,592
Shares Issued And Redeemed:
Issued	29,234,536,628	6,992,743,695
Redeemed	(22,916,106,096)	(5,482,193,749)
Net Increase	6,318,430,532	1,510,549,946

See accompanying Notes to Financial Statements

Allianz Dresdner Daily Asset Financial Highlights

For a share outstanding throughout each period:

	Year ended October 31,						For the period March 24, 2004* through October 31, 2004
	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00
Investment Operations:
Net investment income	0.05		0.05		0.03		0.01
Net realized gain (loss) on investments	0.00	**	(0.00	) **	0.00	**	0.00	**
Total from investment operations	0.05		0.05		0.03		0.01
Dividends and Distributions to Shareholders from:
Net investment income	(0.05)		(0.05)		(0.03)		(0.01)
Net realized gain	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Total dividends and distributions to shareholders	(0.05)		(0.05)		(0.03)		(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00
Total Return (1)	5.46%		4.97%		2.97%		0.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)	$8,377,622		$2,059,107		$548,584		$205,124
Ratio of expenses to average net assets (2)(3)	0.05%		0.05%		0.05%		0.05	% (4)
Ratio of net investment income to average net assets (3)	5.38%		5.07%		3.06%		1.30	% (4)
*	Commencement of operations.
**	Less than $0.005 per share.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(g) in Notes to Financial Statements).
(3)

During the fiscal periods indicated above, the Investment Advisor waived all or a portion of its fee and assumed a portion of the Fund’s operating expenses. The effect of such waivers relative to average net assets was 0.01%, 0.02%, 0.03% and 0.04% (annualized) for the years ended October 31, 2007, October 31, 2006, October 31, 2005 and for the period March 24, 2004 (commencement of operations) through October 31, 2004, respectively.

(4)	Annualized.

See accompanying Notes to Financial Statements

Allianz Dresdner Daily Asset Fund October 31, 2007	Notes To Financial Statements

1. Organization And Significant Accounting Policies

Allianz Dresdner Daily Asset Fund (the “Fund”) is one of five separate funds which comprise Fixed Income SHares (the “Trust”). The Trust was organized as a Massachusetts business trust on November 3, 1999 and, in addition to the Fund, is comprised of Series C, Series H, Series M and Series R (the “Portfolios”). The Fund commenced operations on March 24, 2004. These financial statements relate to the Fund. The financial statements of the Portfolios are provided separately. The Fund is registered under the Investment Company Act of 1940 (“1940 Act”) and the rules and regulations thereunder, as an open-end investment company. The Fund is authorized to issue an unlimited number of shares of beneficial interest at no par value.

The preparation of the financial statements, in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as such exposure would involve claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund and the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management is evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. The Fund will be required to comply with the Interpretation by April 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing SFAS 157 against its current valuation policies to determine future applicability.

Allianz Dresdner Daily Asset Fund October 31, 2007	Notes To Financial Statements

1. Organization And Significant Accounting Policies (Continued)

The following is a summary of significant accounting policies followed by the Fund:

(A) Valuation Of Investments

The Fund values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The use of amortized cost is subject to compliance with the Fund’s amortized cost procedures and applicable requirements of Rule 2a-7 under the 1940 Act.

The market value of each security held by the Fund is determined at least weekly using quotations or estimates of market value for individual portfolio investments, using values obtained from yield data relating to classes of money market instruments published by reputable sources or prices provided by an independent pricing service or other information. If the Adviser concludes that the price obtained for a security is not reliable or if a market-based price is not available for a particular security, the Adviser will estimate the fair value of the security, pursuant to procedures approved by the Board of Trustees. The aggregate market value and amortized cost value of the Fund’s securities are compared to determine the variance between the valuation methods. In the event that such deviation exceeds 1/4 of 1%, the Adviser will notify the Fund’s principal officers and the Chairman of the Board of Trustees; if the deviation exceeds 3/8 of 1%, a Board of Trustees meeting will be convened. In the event that the per share net asset value based on market valuation differs from the per share net asset value based on amortized cost exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.

(B) Illiquid Securities

Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Fund cannot invest more than 10% of its net assets (determined at the time of acquisition) in illiquid securities. Due to changes in market conditions during the fiscal year ended October 31, 2007, the Fund’s investments in structured investment vehicles and certain other securities were deemed to be illiquid. To the extent the Fund holds illiquid securities representing in excess of 10% of its net assets, the Fund may not purchase additional illiquid securities. At October 31, 2007, the Fund had 25.3% of its net assets invested in securities deemed to be illiquid. The Fund has and may continue to hold these investments in the expectation that the Fund’s return over time will exceed the proceeds of an immediate sale. The relative percentage of the Fund’s illiquid assets may increase as the Fund’s assets decline (see “Subsequent Event-Closure to Investment in the Fund” below). Although these securities were categorized as illiquid securities under the test stated above, all these securities were still in one of the top two investment rating categories, were still performing assets and represented minimal credit risk as defined under SEC Rule 2a-4.

(C) Investment Transactions And Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis.

(D) Federal Income Taxes

The Fund intends to distribute all of its taxable income and comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Allianz Dresdner Daily Asset Fund October 31, 2007	Notes To Financial Statements

(E) Dividends And Distributions

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.

(F) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(G) Custody Credits Earned On Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Adviser, Administrator And Distributor

(A) Investment Adviser

Dresdner Advisors LLC (“Dresdner Advisors” or the “Investment Adviser”), a wholly-owned subsidiary of Dresdner Bank AG, serves as the Fund’s investment adviser. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for managing the Fund’s investment activities. Pursuant to an investment advisory agreement with the Fund, the Investment Adviser receives an annual fee, payable monthly, at the annual rate of 0.0175% of the Fund’s average daily net assets. The Investment Adviser has agreed to waive its investment advisory fee and/or pay all or a portion of the Fund’s other operating expenses so that the Fund’s net operating expenses do not exceed 0.053% (net of any expense offset) of the Fund’s average daily net assets through February 29, 2008.

(B) Administrator

Allianz Global Investors Fund Management LLC (“the Administrator”), an affiliate of the Investment Adviser and an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P., (“Allianz Global”), serves as the Fund’s administrator and is responsible for managing the Fund’s business affairs and administrative matters. Pursuant to an administration agreement with the Fund, the Administrator receives an annual fee, payable monthly, at an annual rate of 0.03% of the Fund’s average daily net assets up to $3 billion, 0.015% of the Fund’s average daily net assets from $3 billion to $10 billion and 0.005% of the Fund’s average daily net

Allianz Dresdner Daily Asset Fund October 31, 2007	Notes To Financial Statements

assets in excess of $10 billion. Prior to July 1, 2007, the Administrator received an annual fee, payable monthly, at an annual rate of 0.03% of the Fund’s average daily net assets.

(C) Distributor

Allianz Global Investors Distributors LLC (the “Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Fund’s shares. Pursuant to a distribution agreement with the Trust, the Investment Adviser, on behalf of the Fund, pays the Distributor.

3. Capital Stock

The following schedule details shareholders owning 5% or more of the Fund and the percentage held by such shareholder at October 31, 2007:

Ownership Percentage
Miami Dade County	9.7%
Janus Contrarian Fund	7.2%
Janus Mid-Cap Value Fund	6.9%
Janus Balanced Fund	5.9%

Investment or redemption activity by or on behalf of these and other related shareholders could have a material impact on the Fund.

4. Payments From Affiliates

On October 9, 2007, an affiliate of the Investment Adviser purchased the Fund’s position in Cheyne Finance LLC which was no longer deemed an Eligible Security as defined in paragraph (a) (10) of Rule 2a-4. The securities were purchased for cash for an aggregate price of $121,078,069, which was equal to the securities’ amortized cost plus accrued interest, in accordance with Rule 17a-9 under the 1940 Act.

On October 24, 2007, an affiliate of the Investment Adviser purchased the Fund’s position in Axon Financial Funding LLC which was no longer deemed an Eligible Security as defined in paragraph (a) (10) of Rule 2a-4. The securities were purchased for cash for an aggregate price of $268,764,270, which was equal to the securities’ amortized cost plus accrued interest, in accordance with Rule 17a-9 under the 1940 Act.

These transactions did not result in any gain or loss to the Fund.

5. Income Tax Information

The tax character of dividends and distributions paid for the years ended October 31, 2007 and October 31, 2006 of $244,657,915 and $66,611,547, respectively was comprised entirely from ordinary income.

The cost basis of portfolio securities of $8,390,462,589 is substantially the same for both federal income tax and financial reporting purposes.

During the year ended October 31, 2007, the Fund utilized its entire capital loss carryforward of $24,775.

6. Legal Proceedings

In June and September 2004, the Administrator, certain of its affiliates (including the Distributor and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the

Allianz Dresdner Daily Asset Fund October 31, 2007	Notes To Financial Statements

allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Administrator serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Administrator and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Administrator or its affiliates or related injunctions.

The Administrator, the Distributor and the Investment Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective administrative, investment advisory or distribution activities relating to the Fund. The foregoing speaks only as of the date hereof.

Allianz Dresdner Daily Asset Fund	Report of Independent Registered Public Accounting Firm (unaudited)

To The Board of Trustees and Shareholders of The Allianz Dresdner Daily Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Allianz Dresdner Daily Asset Fund (a fund of Fixed Income SHares, hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers and the application of alternative auditing procedures, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

December 28, 2007

Allianz Dresdner Daily Asset Fund	Matters Relating To The Trustees Consideration of The Investment Management Agreement (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“independent”) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Adviser as it pertains to the Fund. The Trustees met on June 13, 2007 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement. The independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s Advisory Agreement should be approved for a one-year period commencing July 1, 2007.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Adviser under the Advisory Agreement.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Adviser which included, among other items: (i) information provided by Lipper Analytical Services (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) the profitability to the Investment Adviser from its relationship with the Fund for the twelve months ended March 31, 2007, (iv) descriptions of various functions performed by the Investment Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In determining to approve the Advisory Agreement, the Trustees had met periodically with the relevant investment advisory personnel from the Investment Adviser and considered information relating to personnel providing services under the applicable agreement. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals on the team of investment professionals managing the Fund. The Trustees also took into account the time and attention that had been devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Investment Adviser to the Fund were appropriate to fulfill effectively the duties of the Investment Adviser under the Advisory Agreement. The Trustees also considered the business reputation of the Investment Adviser since its inception, its significant financial resources, the Investment Adviser’s experience in managing the Fund, including its professional

Allianz Dresdner Daily Asset Fund	Matters Relating To The Trustees Consideration of The Investment Management Agreement (unaudited) (continued)

liability insurance coverage and the Investment Adviser’s assets under management and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Adviser in managing the Fund, as described in the Prospectus. In this connection, the Trustees considered the Investment Adviser’s in-house research capabilities, including its ongoing forecasting of industry, sector and overall market movements, interest rates as well as other resources available to the Investment Adviser’s personnel, including research services available to the Investment Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Investment Adviser’s investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

The Trustees noted that the Investment Adviser does not have other advisory clients. The Trustees noted that the Investment Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Fund’s compliance with applicable regulations and policies, including the appointment of a Chief Compliance Officer, and the adoption of enhanced compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Adviser and the steps taken to address those claims. The Trustees concluded that the scope of the Investment Adviser’s services to the Fund, as described above, was consistent with the Fund’s operational requirements, including, in addition to the applicable investment objectives, compliance with the Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Adviser designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest (including its codes of ethics), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Adviser in these matters. The Trustees also received information concerning standards of the Investment Adviser with respect to the execution of the Fund’s transactions. The information considered by the Trustees included information regarding the Investment Adviser, its personnel, policies and practices included in the Form ADV.

In the course of their deliberations, the Trustees took into account information provided by the Investment Adviser in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees considered the information provided by Lipper regarding the performance of the Fund and similar money market funds. The Trustees noted that for the one-year and three-year periods ended March 31, 2007, the Fund ranked first in total return in the Lipper universe. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that they were satisfied with the Investment Adviser’s responses and efforts relating to the investment performance of the Fund.

The Trustees also considered that the Investment Adviser has contractually agreed to waive, reduce or reimburse the advisory fee as set forth in the Prospectus.

The Trustees also considered the profitability to the Investment Adviser of the relationship of the Investment Adviser and its affiliates to the Fund and determined that such profitability was not unreasonable in light of the nature, scope and quality of services provided to the Fund. The Trustees considered the costs of the services provided under the Advisory Agreement, as well as the fees and profits, if any, expected to be realized by the Investment Adviser and its affiliates from their relationship with the Fund.

Allianz Dresdner Daily Asset Fund	Matters Relating To The Trustees Consideration of The Investment Management Agreement (unaudited))(concluded)

The Trustees also took into account so-called “fallout-benefits” to the Investment Adviser, such as reputational value derived from serving as investment adviser and the fact that the Fund serves as an investment vehicle for cash collateral received in connection with securities loans for which an affiliate of the Investment Adviser serves as lending agent.

Based on the foregoing, the Trustees decided to continue to engage the Investment Adviser to serve as investment adviser for the Fund.

Allianz Dresdner Daily Asset Fund	Tax Information /Closure To New Investment (unaudited)

Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s fiscal year-end (October 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, during the tax year ended October 31, 2007, per share dividends of $0.0533 were comprised entirely from ordinary income.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2007. The amount that will be reported, will be the amount to be used on the 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended October 31, 2007. Shareholders are advised to consult with their tax advisors as to the federal, state and local tax status of the income received by the Fund.

Subsequent Event – Closure To Investment In The Fund

The Adviser has substantially limited its use of the Fund as an investment vehicle under Dresdner Bank’s agency securities lending program, and accordingly, the Fund’s net assets are expected to decline overall as cash collateral invested in the Fund is returned to borrowers upon maturity or termination of loans secured thereby. The Fund is no longer selling shares, except for limited sales to certain existing investors.

Allianz Dresdner Daily Asset Fund	Board Of Trustees (unaudited)

Name, Date Of Birth, Position(s) Held With Fund, Length Of Service, Other Trusteeships/Directorships Held By Trustee; Number Of Portfolios In Fund Complex/Outside Fund Complexes Currently Overseen By Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Perpetual.
Trustee/Director of 29 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2004 Term of office: Perpetual. Trustee/Director of 29 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Strategies Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2004 Term of office: Perpetual Trustee/Director of 29 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
John J. Dalessandro II Date of Birth: 7/26/37 Trustee since: 2005 Term of office: Perpetual Trustee/Director of 29 funds in Fund Complex Trustee/Director of no funds outside of Fund complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
John C. Maney+ Date of Birth: 8/3/59 Trustee since 2006 Term of office: Perpetual Trustee/Director of 65 Funds inFund Complex Trustee/Director of No Funds outside the Fund Complex

Management Board and Chief Financial Officer of Allianz Global Investors Fund Management LLC; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, NFJ Investment Group and a number of other affiliated entities; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2006 Term of office: Perpetual Trustee/Director of 28 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2005 Term of office: Perpetual Trustee/Director of 28 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.
+

Mr. Maney is an “interested person” of the Fund (as defined in section 2(a)(19) of the 1940 Act) as a result of his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc. and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, and Allianz Global Investors Managed Account LLC; Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America LLC, Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer and Chief Operating Officer, Oppenheimer Group, Inc.; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Hedge Fund Partners L.P., Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc., Vision Holdings LLC; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated March 1, 2007.

Allianz Dresdner Daily Asset Fund	Principal Officers (unaudited)

Name, Date Of Birth, Position(s) Held With Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2004

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 38 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2004

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 37 funds in the Fund Complex; Assistant Treasurer of 38 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President since: 2007; Secretary since: 2004 & Chief Legal Officer since: 2004

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary & Chief Legal Officer of 73 funds in the Fund Complex; Secretary & Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 73 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 73 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 73 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 73 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 73 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal, the Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 73 funds in the Fund Complex and The Korea Fund, Inc.; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Allianz Dresdner Daily Asset Fund

Trustees And Principal Officers

Hans W. Kertess

Trustee, Chairman of the Board of Trustees

Paul Belica

Trustee

Robert E. Connor

Trustee

John J. Dalessandro II

Trustee

John C. Maney

Trustee

William B. Ogden, IV

Trustee

R. Peter Sullivan III

Trustee

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

William V. Healey

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Kathleen A. Chapman

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Investment Adviser

Dresdner Advisors LLC

1301 Avenue of the Americas

New York, NY 10019

Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of Americas

New York, NY 10105

Custodian And Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent And Registrar

Boston Financial Data Services

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Manager’s code of ethics are included as an exhibit Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,000 in 2006 and $134,000 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2006 and $0 in 2007.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $29,500 in 2006 and $43,800 in 2007. These services consisted of review or preparation of U.S. federal, state, local, excise tax returns, and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Fixed Income SHares: Series C, Series H, Series M, Series R and Allianz Dresdner Daily Asset Fund (THE “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and
(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.
f)	Not applicable
g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,228,248 and the 2007 Reporting Period was $2,798,824.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Disclosure not required for open-end investment management companies

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)

The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH – Code of Ethics

(a) (2) Exhibit 99 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fixed Income SHares
By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 9, 2008
By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 9, 2008
By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 9, 2008